UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Kaiser Ventures LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIAL - -SUBJECT TO COMPLETION

KAISER VENTURES LLC
337 N. Vineyard, 4th Floor
Ontario, California 91764
(909) 483-8500

__________, 2013

Dear Class A Unit Member:

We are pleased to enclose your Notice of a Special Meeting of Members and Proxy Statement for a special meeting of Class A unit members of Kaiser Ventures LLC (the “Company”) to be held at __:00 [a.m.][p.m.] (Pacific Time) on __________, 2013, at __________________________________________.

The special meeting is being held as the final step in the Company’s previously approved cash maximization strategy and for the following purposes:

1.           To authorize and approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution and Liquidation of the Company attached as Annex A to the accompanying proxy statement (“Plan of Dissolution”);
2.           To consider and vote upon a proposal to amend and restate the Company’s Operating Agreement, as previously amended to date, as set forth in the form of Second Amended and Restated Limited Liability Company Operating Agreement attached as Annex B to the accompanying proxy statement (the “Restated Agreement”):

●	To restrict the purpose of the Company to activities associated with its liquidation, dissolution and winding up;
●
To eliminate the Board of Managers of the Company and replace it with a single Liquidation Manager with such power and authority as necessary to manage the liquidation and dissolution of the Company and the winding up of its affairs;

●	To designate Richard E. Stoddard as the initial Liquidation Manager and to provide for the appointment of his successor in the event of resignation, removal for cause, death or disability;
●
To designate Terry L. Cook as the initial Member Representative to act for and on behalf of the members to the extent necessary and provided for in the Plan of Dissolution and the Restated Agreement and to further provide for the appointment of his successor in the event of resignation, death or disability;

●	To limit the duration of the Company to three years, subject to extension at the option of the Liquidation Manager with the approval of the Member Representative;
●	To prohibit any transfer or exchange of units, other than by will, intestate succession or operation of law and to prevent admission of new members;
●	To eliminate provisions relating to meetings of members;
●
To update the Company’s current Operating Agreement in accordance with recent Delaware case law and recent practice by eliminating the fiduciary duties of the Company’s managers and members to the fullest extent permitted by Delaware law (other than the covenant of good faith and fair dealing implied in the Restated Agreement); and

●	To make other changes consistent with a company in dissolution;

3.           To consider and vote on a proposal to amend the Company’s Certificate of Formation to change the name of the Company from “Kaiser Ventures LLC” to “CIL&D, LLC”;

4.           To approve the adjournment of the meeting to another date, time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of the foregoing proposals; and

5           To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

As discussed in more detail in the accompanying proxy statement, if we receive Class A unit member approval of and complete the dissolution and liquidation of the Company, we currently estimate that the aggregate amount of cash distributions to Class A unit members by a target date of June 30, 2014, will be in the range of $0 up to $3.75 per Class A unit.  However, uncertainties as to the precise net value of the Company’s remaining assets, the ultimate amount of the Company’s liabilities, the amount of operating costs that may be incurred during the dissolution process and the related timing to complete such transactions (including whether transactions can be completed by the target date of June 30, 2014, or if that date has to be extended to December 31, 2014, or beyond) make it impossible to predict with certainty the actual net cash amount, if any, that will ultimately be available for distribution to Class A unit members or the timing of any such distribution.  We note that the projected initial term of the Company under the Restated Agreement is three years from the date on which the Restated Agreement and Plan of Dissolution are both approved (early 2016).

The Board of Managers hopes that you will be able to attend the meeting.  If you are unable to attend in person or to otherwise be represented, we urge you to vote by signing the enclosed proxy card and mailing it to the Company in the accompanying stamped envelope at your earliest convenience.  We will accept all proxies received by us before the meeting is called to order.  Please be sure to sign the proxy card exactly as the name or names appear on it.  We urge you to read the enclosed proxy statement, which contains information relevant to the actions to be taken at the meeting.

Sending in a signed proxy card will not affect your right to attend the meeting, nor will it preclude you from voting in person because the proxy is revocable at any time prior to the voting of such proxy card.  You may revoke your proxy at any time before your proxy is voted at the meeting by doing any of the following:

●	Attending the meeting and voting your units in person at the meeting. Your attendance at the meeting alone will not revoke your proxy — you must also vote at the meeting.

●	Sending a written notice of revocation to our Company Secretary at our principal offices, 337 N. Vineyard, 4th Floor, Ontario, California 91764.

●	Filing another duly executed proxy card bearing a later date with our Company Secretary at our principal offices, 337 N. Vineyard, 4th Floor, Ontario, California 91764.

If you are a Class A unit member of record and choose to revoke your proxy in writing, your written notification revoking your proxy or a later-dated signed proxy card changing your vote must be received by us by ____ [a.m.][p.m.] (Pacific Time) on __________, 2013, in order to be acknowledged and reflected in the vote.  If you are a beneficial owner of Class A units and you instructed a broker or other nominee to vote your units, you must follow your broker’s directions for changing those instructions.

Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to the Company’s proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of the proxy materials on the Internet.  The accompanying proxy statement and form of proxy card are available on the Internet at www.kaiserventures.com under “Member Relations.”

Sincerely,

Richard E. Stoddard
Chairman and Chief Executive Officer

PRELIMINARY PROXY MATERIAL -- SUBJECT TO COMPLETION

KAISER VENTURES LLC
337 N. Vineyard, 4th Floor
Ontario, California 91764
(909) 483-8500

NOTICE OF SPECIAL MEETING OF MEMBERS
To Be Held __________, 2013

TO THE MEMBERS OF KAISER VENTURES LLC:

Notice is hereby given that a special meeting of members of Kaiser Ventures LLC (the “Company”) will be held __________, 2013, at ____ [a.m.][p.m.] (________ Time) at _______________________, for the following purposes:

1.           To authorize and approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution and Liquidation of the Company (the “Plan of Distribution”) attached as Annex A to the accompanying proxy statement (the “Dissolution Proposal”);

2.           To consider and vote upon a proposal (the “Restatement Proposal”) to amend and restate the Company’s Operating Agreement, as amended to date, as set forth in the form of Second Amended and Restated Limited Liability Company Operating Agreement attached as Annex B to the accompanying proxy statement (the “Restated Agreement”);

3.           To consider and vote on a proposal to amend the Company’s Certificate of Formation to change the name of the Company from “Kaiser Ventures LLC” to “CIL&D, LLC” (the “Name Change Proposal”);

4.           To approve the adjournment of the meeting to another date, time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of the foregoing proposals; and

5.           To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

A separate vote will be taken on each matter to be voted on.  However, the Dissolution Proposal and the Restatement Proposal are each conditioned upon the approval of both Proposals.  Accordingly, if either the Dissolution Proposal or the Restatement Proposal does not receive the requisite vote of the Class A unit members, neither Proposal will be deemed to have been approved and the Plan of Dissolution and Restated Agreement will not become effective.

Your attention is directed to the proxy statement accompanying this notice for a more complete description of the matters to be acted upon at the meeting.  The Board of Managers has fixed __________, 2013, as the Record Date for the determination of Class A unit members entitled to vote at the meeting and at any adjournments or postponements thereof.  Only Class A unit members of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the meeting.

It is important that you vote.  Whether or not you plan to attend the meeting, it is important that your Class A units be represented.  You are cordially invited to attend the meeting.  However, to ensure your representation at the meeting, you are urged to mark, sign, and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope.  Returning the proxy card will not limit your right to attend the meeting.  Your prompt cooperation would be appreciated.

By Order of the Board of Managers,

Terry L. Cook
Executive Vice President – Administration, General Counsel
and Company Secretary

__________, 2013
Ontario, California

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE, AND RETURN YOUR PROXY ON THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON.  YOU HAVE THE RIGHT TO REVOKE YOUR PROXY AT ANY TIME BEFORE THE MEETING BY GIVING WRITTEN NOTICE OF REVOCATION TO OUR SECRETARY BY MAIL, BY E-MAIL, OR BY FACSIMILE, BY SUBMITTING A SUBSEQUENT LATER DATED PROXY OR BY VOTING IN PERSON AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Class A Unit Member Meeting to be held on __________, 2013.  The accompanying proxy statement and form of proxy card are available on the Internet at www.kaiserventures.com under “Member Relations.”  Under rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

YOUR VOTE IS IMPORTANT.  IF YOU WISH TO VOTE BY MAIL, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

i

ii

KAISER VENTURES LLC
337 N. Vineyard, 4th Floor
Ontario, California 91764
(909) 483-8500

PROXY STATEMENT

__________, 2013
Special Meeting of Members

INTRODUCTORY NOTE

Unless otherwise noted, (1) the terms “Kaiser LLC” or the “Company,” “we,” “us” and “our” refer to Kaiser Ventures LLC, (2) the term “Kaiser Inc.” refers to the former Kaiser Ventures Inc., (3) the terms “Class A units” and “members” refer to Kaiser LLC’s Class A units and the beneficial owners thereof, respectively, and (4) the term the “merger” refers to the merger of Kaiser Inc. with and into Kaiser LLC, effective November 30, 2001, in which Kaiser LLC was the surviving company.

INTRODUCTION

The Board of Managers of Kaiser Ventures LLC, a Delaware limited liability company, whose executive offices are located at 337 N. Vineyard, 4th Floor, Ontario, California 91764, hereby solicits your proxy in the form of the enclosed proxy card for use at a special meeting of Class A unit members to be held __________, 2013, at ____ [a.m.][p.m.] (Pacific Time) at ___________________________________, or at any adjournment or postponement thereof.  The expense of soliciting your proxy will be borne by the Company.  The approximate day on which this proxy statement and the accompanying proxy card will be first mailed or given to Class A unit members is __________, 2013.  If you are unable to attend the meeting in person or to otherwise be represented, we urge you to vote by signing the enclosed proxy card and mailing it to us in the accompanying stamped envelope at your earliest convenience.  We will accept all proxies received by us before the meeting is called to order.

At the meeting, Class A unit members will be asked to vote upon the following proposals:

1.           To authorize and approve the dissolution and liquidation of the Company (the “Dissolution Proposal”) pursuant to the Plan of Dissolution and Liquidation of the Company attached as Annex A to this proxy statement (the “Plan of Dissolution”);

2.           To consider and vote upon a proposal (the “Restatement Proposal”) to amend and restate the Company’s Operating Agreement, as amended to date, as set forth in the form of Second Amended and Restated Limited Liability Company Operating Agreement attached as Annex B to this proxy statement (the “Restated Agreement”):

●	To restrict the purpose of the Company to activities associated with its liquidation, dissolution and winding up;

●
To eliminate the Board of Managers of the Company and replace it with a single Liquidation Manager with such power and authority as necessary to manage the liquidation and dissolution of the Company and the winding up of its affairs;

●	To designate Richard E. Stoddard as the initial Liquidation Manager and to provide for the appointment of his successor in the event of resignation, removal for cause, death or disability;

●
To designate Terry L. Cook as the initial Member Representative to act for and on behalf of the members to the extent necessary and provided for in the Plan of Dissolution and the Restated Agreement and to further provide for the appointment of his successor in the event of resignation, death or disability;

●	To limit the duration of the Company to three years, subject to extension at the option of the Liquidation Manager with the approval of the Member Representative;

●	To prohibit any transfer or exchange of units, other than other than other than by will, intestate succession or operation of law and to prevent admission of new members;

●	To eliminate provisions relating to meetings of members;

●
To eliminate the fiduciary duties of the Company’s managers and members to the fullest extent permitted by Delaware law (other than the covenant of good faith and fair dealing implied in the Restated Agreement); and

●	To make other changes consistent with a company in dissolution;

3.           To consider and vote on a proposal to amend the Company’s Certificate of Formation to change the name of the Company from “Kaiser Ventures LLC” to “CIL&D, LLC” (the “Name Change Proposal”);

4.           To approve the adjournment of the meeting to another date, time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of the foregoing proposals; and

5.           To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

You may revoke your proxy at any time before your proxy is voted at the meeting by doing any of the following:

●	Attending the meeting and voting your Class A units in person at the meeting. Your attendance at the meeting alone will not revoke your proxy — you must also vote at the meeting.

●	Sending a written notice of revocation to our Company Secretary at our principal offices, 337 N. Vineyard, 4th Floor, Ontario, California 91764.

●	Filing another duly executed proxy card bearing a later date with our Company Secretary at our principal offices, 337 N. Vineyard, 4th Floor, Ontario, California 91764.

If you are a Class A unit member of record and choose to revoke your proxy in writing, your written notification revoking your proxy or a later-dated signed proxy card changing your vote must be received by us by ____ [a.m.][p.m.] (________ Time) on __________, 2013, in order to be acknowledged and reflected in the vote.  If you are a beneficial owner of the Company’s Class A units and you instructed a broker or other nominee to vote your units, you must follow your broker’s directions for changing those instructions.

Important Notice Regarding the Availability of Proxy Materials for the Special Class A Unit Member Meeting to be held on __________, 2013:  This proxy statement and the accompanying proxy card are available both by sending you this full set of proxy materials and on the Internet at www.kaiserventures.com under “Member Relations”.  Under rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

SUMMARY TERM SHEET

The following summary highlights the material terms of the Dissolution Proposal and Restatement Proposal. We have included page references to direct you to more complete information that appears elsewhere in this proxy statement. This summary is not a complete statement of all information, facts or materials to be voted on at the meeting. You should read this proxy statement, the Plan of Dissolution, the Restated Agreement and the other materials attached to this proxy statement in their entirety to fully understand the proposals and their consequences to you.

In the remainder of this proxy statement, references to the “Company,” “we,” “us” or “our” refer to Kaiser Ventures LLC, a Delaware limited liability company, and its subsidiaries. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the more detailed information contained in this proxy statement and the Annexes attached hereto.

Background

Our business has been developing and monetizing as appropriate the remaining assets we received from the Kaiser Steel Corporation bankruptcy filing in 1987.  In September 2000, Kaiser Inc.’s Board of Directors approved a strategy to maximize the cash ultimately to be distributed to Kaiser Inc.’s then owners who are now the Company’s members.  Consistent with this strategy, we historically completed or entered into a number of transactions.  For additional information on these transactions see “Historical Operations and Completed Transactions” in our Annual Report on Form 10-K for the year ended December 31, 2012 attached as Annex E to this proxy statement.  These transactions resulted in a $2.00 return of capital distribution to shareholders of Kaiser Inc. in 2000 and, with the conversion of Kaiser Inc. to a limited liability company in November 2001, a distribution to shareholders of $10.00 per share plus one Class A unit in Kaiser LLC upon surrender of their Kaiser Inc. stock.  An additional distribution of $1.50 per unit was made in May 2012 following the sale of the Company’s 50% indirect ownership interest in West Valley MRF, LLC.

The Company’s primary remaining assets, in addition to its cash and investments, are its ownership interests in Kaiser Eagle Mountain, LLC (“KEM”), Lake Tamarisk Development, LLC (“Lake Tam”) and Mine Reclamation, LLC (“MRLLC”).  KEM and Lake Tam own or control property at Eagle Mountain and Lake Tamarisk which is near Desert Center, California. MRLLC was seeking to permit and develop a rail-haul landfill on property at Eagle Mountain that MRLLC had leased and had an option to purchase from KEM.  On or about August 9, 2000, MRLLC entered into a contract to sell the landfill project to the County Sanitation District No. 2 of Los Angeles County (the “District”).  Final implementation of the cash maximization strategy was delayed and negatively impacted due to the extensive litigation that involved MRLLC’s landfill project.  For additional information on this litigation history, see “Business - Mine Reclamation and Eagle Mountain Landfill Project -Historical Landfill Project Litigation” in our most recent Annual Report on Form 10-K attached as Annex E to this proxy statement.   In March 2011, a series of state and federal legal challenges relating to a land exchange with the Bureau of Land Management critical to the development of the landfill project were finally decided adversely to MRLLC and meant that the landfill project was sent back to the drawing board.  In mid-2011, the Company engaged an investment banker to identity potential buyers of the Company’s ownership interests in KEM, Lake Tam and MRLLC.   That auction process lasted several months and identified several potential buyers, although only one potential buyer ultimately proceeded with active negotiations with the Company, made a deposit with the Company in connection with such an acquisition and signed a definitive acquisition agreement.  Although the District retained the right to purchase the landfill project in its “as is” condition or terminate the agreement with MRLLC, MRLLC refused to further extend the closing date on such agreement (having previously extended the closing date for more than 10 years).  In response, the District threatened legal action to compel MRLLC, at its sole expense and risk, to further proceed with permitting the landfill project even though MRLLC had already spent nearly $85 million to permit and defend the landfill project.  In response, MRLLC filed for Chapter 11 bankruptcy protection on October 30, 2011 to preserve and protect MRLLC’s assets.  Since that filing, MRLLC has been seeking to conclude a plan of reorganization that would permit the sale of its assets.  No such sale has been concluded and we cannot predict if or when such sale might occur.  The Company is actively seeking buyers for its remaining assets.  The Company has also taken steps to seek to minimize any exposure we may have to liabilities resulting from the historical operations of the former Kaiser Steel Corporation by maintaining what it reasonably believes to be appropriate reserves and insurance coverage.

The sale of the Company’s 50% indirect ownership interest in the West Valley MRF, LLC represented the sale of the Company’s last operating business that generated dependable cash flow.  As a result, the Company wishes to commence formal dissolution proceedings in order to reduce ongoing expenses, including personnel costs; and conclude the sale or disposition of the Company’s remaining assets.  The matters to be acted upon at the meeting represent the conclusion of the cash maximization strategy first adopted by the Kaiser Inc. Board of Directors in September 2000 and will result in the winding up of the business of the Company.

Proposal 1 — To Approve the Plan of Dissolution

General (See pages __-__)

The Board approved the dissolution and liquidation of the Company pursuant to the Plan of Dissolution on January 15, 2013, subject to the approval of the Class A unit members at the meeting.  The Plan of Dissolution provides that upon its approval by the Class A unit members:

●	A single Liquidation Manager will be responsible for the implementation of the Plan of Dissolution, and the Board of Managers will promptly resign.

●
The Liquidation Manager will cause the Company to cease all of our business activities except for those relating to winding up and liquidating our business and affairs which will include the sale of our remaining assets.

●
The Liquidation Manager will, on behalf of the Company, collect, sell, exchange or otherwise dispose of any of our remaining non-cash property and assets, in one transaction or in several transactions to one or more buyers.

●	The Liquidation Manager will, on behalf of the Company, identify, pay, or provide for the payment of or otherwise make reasonable provision for, any of our remaining, legally enforceable obligations.

●
The Liquidation Manager will, on behalf of the Company, convert to cash and distribute any remaining assets to the members after payment or provision for payment of claims against and obligations of the Company.

●
The Liquidation Manager will, on behalf of the Company, file a Certificate of Cancellation with the Delaware Secretary of State after completing the winding up and liquidation of our business and affairs.

●
The Liquidation Manager will take for and on behalf of the Company any and all other actions permitted or required by the Plan of Dissolution, the Restated Agreement and by the Delaware Limited Liability Company Act, as amended (the “DLLCA”) and any other applicable laws and regulations.

A copy of the Plan of Dissolution is attached as Annex A to this proxy statement.

Authority of Liquidation Manager and Officers (See pages __-__)

The approval of the Plan of Dissolution by our Class A unit members will authorize, without further member action, the Liquidation Manager to do and perform, or to cause the Company’s agents to do and perform, any and all acts that the Liquidation Manager deems necessary, appropriate or desirable, in the absolute discretion of the Liquidation Manager (subject only to limited approvals or oversight by the Member Representative), to implement the Plan of Dissolution and to proceed with our dissolution and liquidation in accordance with any applicable provision of the DLLCA.

Amendment, Modification or Termination  of the Plan of Dissolution (See pages __-__)

Until the date that the Plan of Dissolution and the Restated Agreement are approved by the Class A unit members (the “Effective Date”), the Board of Managers may, in its sole discretion and without member approval, revoke the Plan of Dissolution and all actions contemplated thereunder, to the extent permitted by the DLLCA.  A revocation of the Plan of Dissolution by the Board of Managers would result in a withdrawal of the Dissolution Proposal and the Restatement Proposal.  (As noted below, the Dissolution Proposal and the Restatement Proposal are mutually dependant and both must be approved for either Proposal to proceed.)  Following the Effective Date and with the approval of the Member Representative and subject to the applicable provisions of the DLLCA, the Liquidation Manager may modify or amend the Plan of Dissolution without further member action but the Liquidation Manager may not terminate the Plan of Dissolution.

Estimated Liquidating Distribution (See pages __-__)

Although we are not able to predict with certainty the precise nature, amount or timing of any distributions, we do not intend to make any further distributions until after we sell, liquidate or otherwise dispose of our remaining non-cash assets and pay or make reasonable provision to pay all claims against and obligations of the Company. We currently estimate that the aggregate amount of cash distributions to our Class A unit members by our target date of June 30, 2014, will be in the range of $0 up to $3.75 per Class A unit.  The high end of the estimated distribution range assumes that we are able to sell our non-cash assets at reasonable prices, our operating estimates are accurate and that our current assumptions and understanding regarding remaining actual and contingent liabilities are correct.  In the event that the sale of non-cash assets results in both an up-front cash payment and a deferred payment (whether an installment, deferred, loan or royalty payment), there may be further distributions to the members over and above the Company’s current estimates as such deferred payments are collected or otherwise monetized.  However, there could be no further distributions to members if our remaining assets are sold for substantially less than we currently anticipate and/or if our liquidation expenses and actual and contingent liabilities are higher that we currently understand and estimate.  For example, currently unanticipated claims against the Company could be significant and exceed proceeds from the sale of our remaining assets.

Accordingly, we are not able to predict with certainty the precise nature, amount or timing of any distributions, primarily due to our inability to predict (i) the amount of our remaining liabilities, (ii) the amount that we will expend during the course of the liquidation, or (iii) the net value, if any, of our remaining non-cash assets. The Board has not established a firm timetable for any interim or final distributions to the Company’s members.  The target date to complete liquidation is June 30, 2014, but that date could be extended to December 31, 2014, or beyond.  The projected initial term of the Company under the Restated Agreement is three years from the Effective Date. Subject to contingencies inherent in winding up our business, the Liquidation Manager intends to authorize any distributions following the Effective Date as promptly as reasonably practicable.  After the Effective Date the Liquidation Manager, in his discretion, will determine the nature, amount and timing of all distributions.

Conduct of the Company Following Dissolution (See pages __-__)

After the Effective Date, our Company existence will continue for the sole purpose of winding up and liquidating our business and affairs, including, without limitation, collecting, preserving and disposing of our assets (which may include limited activities necessary to improve or enhance the value of an asset prior to sale), collecting any deferred purchase price resulting from a sale of such assets, satisfying or making reasonable provision for the satisfaction of our liabilities and, subject to legal requirements, distributing any remaining property among our members.

Sale of Remaining Assets (See pages __-__)

Our current Operating Agreement expressly provides that no consent of members is required for the sale or disposition of any of our assets, even if such sale or disposition involves all or substantially all of the assets of the Company. Class A unit member approval of the Plan of Dissolution will constitute ratification of the prior approval of the disposition of all of our remaining property and assets on such terms and at such prices as the Liquidation Manager, may determine.  We may conduct sales by any means, including by competitive bidding or private negotiations, to one or more purchasers in one or more transactions over a period of time.  Given the nature of our remaining assets, it is likely that any sale will involve an initial cash payment at closing and may also include a substantial deferred payment or royalty payment over time.  We do not anticipate completing our liquidation until such deferred payments have been collected or monetized (and the period for collection or monetization may vary) or transferred to a liquidating trust for final collection and distribution.

Contingency Reserve (See page __-__)

Under the DLLCA, we are required, in connection with our dissolution, to satisfy or make reasonable provision for the satisfaction of all known claims and obligations, all claims that are the subject of a pending action suit or proceeding and all claims reasonably likely to arise within 10 years after the date of dissolution including claims that, based on facts known to the Company are reasonably likely to arise during such 10 year period (collectively, “Claims”). Following the Effective Date, we will pay or establish a contingency reserve that the Liquidation Manager believes to be reasonably adequate for the satisfaction of all Claims.  We also may seek to appropriately assign and delegate claims, maximize the use of existing insurance policies, use other forms of financial assurance and take other steps the Liquidation Manager determines to be reasonably calculated to provide for the satisfaction of the reasonably estimated amount of such Claims.  At this time, we are unable to provide a precise estimate of the amount of the contingency reserve or the cost of insurance or other steps the Liquidation Manager may undertake to make provision for the satisfaction of Claims.  However, any such amount will be deducted before the determination of amounts available for distribution to our members. From time to time, we may distribute to members on a pro rata basis any portion of the contingency reserve that the Liquidation Manager deems no longer necessary and thus, available for distribution.

Potential Liability of Members (See pages __-__)

Under the DLLCA, if the amount of the contingency reserve and other measures calculated to provide for the satisfaction of Claims are insufficient to satisfy the aggregate amount ultimately found payable in respect of any Claims, a member could be held liable for a period of up to three years from the date of the wrongful distribution for amounts due to creditors up to the aggregate amount distributed to such member in accordance with the Plan of Dissolution, if that member knew that the distributions it received were in violation of the DLLCA.

Reporting Requirements (See pages __-__)

Whether or not the Plan of Dissolution is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), even though compliance with such reporting requirements would be economically burdensome and of minimal value to our members.  If the Plan of Dissolution is approved, we intend to immediately seek relief from the Securities and Exchange Commission (“SEC”) to modify our reporting obligations under the Exchange Act and, in particular, to seek relief from the requirement to provide audited annual financial statements.  We anticipate that, if granted such relief, we would be required to continue filing current reports on Form 8-K to disclose material events relating to our dissolution and liquidation, along with any other reports that the SEC might require.  If the SEC does not grant us the requested relief, we will be required to continue filing all of our periodic and current reports required by the Exchange Act and to provide audited financial statements, both of which would reduce the amount of funds available for distribution to members because of the costs associated therewith.  Our estimate of distributions to Class A unit members assumes the Company will be granted some measure of relief from its current reporting obligations.

No Appraisal Rights (See pages __-__)

Class A unit members are not entitled to assert appraisal rights with respect to any of the proposals to be considered at the meeting.

Regulatory Approvals (See pages __-__)

We do not believe we are subject to any federal or state regulatory requirements, nor do we believe we are required to obtain any federal or state approval in order to complete the dissolution and liquidation, other than filing this proxy statement with the SEC and filing the Certificate of Cancellation with the Delaware Secretary of State.

Interests of Management in the Dissolution and Liquidation of the Company (See pages __-__)

All of our officers and staff are currently employed by Business Staffing, Inc. (“BSI”) and leased to the Company.  Our Chairman and Chief Executive Officer is currently employed by BSI pursuant to a Transition Employment Agreement dated effective January 1, 2013.  Under such agreement, our CEO will continue as an employee of BSI until the end of the month in which the Effective Date occurs (which is the date on which our Class A unit members vote to approve the Plan of Dissolution and the Restated Agreement).  On the first day of the calendar month following the Effective Date, our CEO shall cease to be an employee of BSI and shall no longer be an officer of Kaiser.  However, pursuant to the Liquidation Manager Agreement between the Company and Mr. Stoddard and attached hereto as Annex D, Mr. Stoddard will become the Liquidation Manager one business day following the Effective Date and will provide services to the Company as an independent contractor pursuant to the terms of the Liquidation Manager Agreement.  No member approval is being sought for the Liquidation Manager Agreement as such agreement was approved by the Board of Managers on January 15, 2013.  As compensation for his services as Liquidation Manager, the Company has agreed to pay Mr. Stoddard a consulting fee of $23,000 per month until such time as specified assets of the Company are sold, and $17,500 per month thereafter.  Payments of the consulting fee will be made in arrears.  The target date to cease paying the Liquidation Manager’s monthly consulting fee is on or before June 30, 2014, but such date may be extended to December 31, 2014, if a transaction for the Company’s remaining assets is reasonably likely to occur or if the liquidation process still otherwise has remaining material outstanding issues to be resolved.  In no event may the monthly consulting fee extend beyond December 31, 2014.  Upon termination of the Liquidation Manager’s monthly consulting fee, the Liquidation Manager may continue to perform his duties and obligations as Liquidation Manager, and will thereafter be compensated on a contingent basis as provided in a separate agreement with the Company.  The Company also has agreed to reimburse Mr. Stoddard for all reasonable out-of-pocket expenses he incurs in connection with his duties and obligations as Liquidation Manager.

It is anticipated that our current Chief Financial Officer will continue to provide services to the Company, at a reduced compensation level until April 30, 2013, pursuant to a Transition Employment Agreement dated effective January 1, 2013, between BSI and our Chief Financial Officer.  Our current Executive Vice President – Administration, General Counsel and Secretary will remain an employee of the Company at a reduced level of compensation until the earlier of June 30, 2014, (which date can be extended by the Liquidation Manager through December 31, 2014), or the date the Certificate of Cancellation is filed, pursuant to a Transition Employment Agreement dated effective January 1, 2013 between BSI and our General Counsel.  He will also serve as the Member Representative pursuant to the Restated Agreement.  We have no other executive officers.

Following the dissolution and liquidation, we will continue to indemnify our managers, officers, employees, consultants and agents, along with the Liquidation Manager and the Member Representative, in accordance with our Restated  Agreement and contractual arrangements for actions taken in connection with the Plan of Dissolution and the winding up of our business and affairs.  As part of the dissolution process, we may purchase insurance policies and coverage for periods after the Effective Date.

Our current officers hold Class C units which have a preferred right to payment over our Class A units upon the sale of certain assets.  See also “Estimated Liquidating Distributions” and “Security Ownership of Certain Beneficial Owners and Management.”

Accounting Treatment (See pages __-__)

If the Plan of Dissolution is approved, we plan to change our basis of accounting from the going-concern basis, which contemplates realization of assets and satisfaction of liabilities in the normal course of business, to the liquidation basis effective as of the earliest practicable date in accordance with generally accepted accounting principles.

The valuation of assets and liabilities will necessarily require many estimates and assumptions, and there will be substantial uncertainties in carrying out the provisions of the Plan of Dissolution.  The estimated net realizable value of assets and estimated settlement amounts for liabilities are expected to differ from estimates recorded in interim statements.

Certain Material United States Federal Income Tax Consequences (See pages __-__)

When Company assets are sold, the Company will recognize taxable income or loss as a result of such sale.  Such Company income or loss will pass-through and be allocated to the Class A unit holders in accordance with the Restated Agreement.  Generally, it is expected that a substantial portion of the income or loss recognized by the Company and passed-through to the Class A unit holders with respect to the sale of Company assets will be characterized as capital gain or loss. Distributions from the Company to a Class A unit holder generally will not be taxable to the Class A unit holder to the extent of such holder’s income tax basis in Class A units, as determined immediately before the distribution.  Cash distributions, including the value of marketable securities distributed, in excess of such basis generally will result in taxable gain from the sale or exchange of Class A units equal to the amount of such excess. A loss is not permitted to be recognized by a Class A unit holder with respect to a distribution or distributions to the Class A unit holder unless the liquidating distribution or distributions consist of only money, including marketable securities, unrealized receivables (as defined in section 751(c) of the Code) and/or substantially appreciated inventory (as defined in section 751(d) of the Code), and all liquidating distributions have been received by the Class A unit holder resulting in the complete liquidation of the holder’s Class A units for income tax purposes.

Required Vote and Board Recommendation (See pages __-__)

The Plan of Dissolution requires the approval of a majority of all outstanding Class A units of the Company.

The Board has concluded that the dissolution and liquidation pursuant to the Plan of Dissolution is in the best interests of our members.  The Board recommends that you approve the Plan of Dissolution by voting “FOR” Proposal 1.

Proposal 2 — To Approve the Amendment and Restatement of the Company’s Operating Agreement

General (See pages __-__)

The Board approved the Second Amended and Restated Limited Liability Company Operating Agreement (the “Restated Agreement”) on January 15, 2013, subject to the approval of the Class A unit members at the meeting.  The Restated Agreement makes changes to the Operating Agreement to reflect the Company’s status as a company in dissolution rather than an operating company.  Specifically, the Restated Agreement will:

●	restrict the purpose of the Company to activities associated with its liquidation, dissolution and winding up;

●
eliminate the Board of Managers of the Company and replace it with a single Liquidation Manager with such power and authority as necessary to manage the liquidation and dissolution of the Company and the winding up of its affairs;

●	designate Richard E. Stoddard as the initial Liquidation Manager and provide for the appointment of his successor in the event of resignation, removal for cause, death or disability;

●
designate Terry L. Cook as the Member Representative to act for and on behalf of the members to the extent necessary and provided for in the Plan of Dissolution and the Restated Agreement and to further provide for the appointment of his successor in the event of resignation, death or disability;

●	limit the duration of the Company to three years, subject to extension at the option of the Liquidation Manager with the approval of the Member Representative;

●	prohibit any transfer or exchange of units, other than by will, intestate succession or operation of law, and to prevent admission of new members;

●	eliminate provisions relating to meetings of members;

●
update the Company’s current Operating Agreement in accordance with recent Delaware case law and recent practice by eliminating the fiduciary duties of the Company’s managers and members to the fullest extent permitted by Delaware law (other than the covenant of good faith and fair dealing implied in the Restated Agreement); and

●	make other changes consistent with a company in dissolution.

Upon the approval of the Restatement Proposal and the Dissolution Proposal, the Restated Agreement will become effective.  The effectiveness of the Restated Agreement is conditional upon the Plan of Dissolution being approved.

A copy of the Restated Agreement is attached as Annex B to this proxy statement.  A marked copy of the Operating Agreement sections being amended by the Restated Agreement is attached as Annex C to this proxy statement.

Governance of the Company

Upon the effectiveness of the Restated Agreement, the Board of Managers will resign and the Company will thereafter be governed by the Liquidation Manager.  Subject to certain approval rights of the Member Representative, the Liquidation Manager will have the sole authority for the management of the liquidation and dissolution of the Company.  The members of the Company will have no authority to appoint managers of the Company, will delegate authority to appoint a successor to the initial Liquidation Manager to the Member Representative, will not have the right to call or attend meetings of members, and will not have the right to vote on the affairs of the Company.  Under the Restated Agreement, members owning at least 5% of the outstanding units would have the right to petition the Delaware Chancery Court to remove the Liquidation Manager for cause (as that term is defined in the Liquidation Manager Agreement attached hereto as Annex D).

The Member Representative will have the authority to remove the Liquidation Manager for “cause;” will have the power to approve any extension of the term of the Restated Agreement past the initial three year term and to approve any amendment to the Restated Agreement; will have the power to approve any amendment of the Plan of Dissolution; and will have the authority to approve a related party transaction between the Company and the Liquidation Manager or an affiliate of the Liquidation Manager.  To the extent the members have any approval rights over amendments to the Restated Agreement, such approval rights will be exercised by the Member Representative after the Effective Date.

Closing of Transfer Books (See pages __-__)

Upon the effectiveness of the Restated Agreement, sales, exchanges, hypothecations or other transfers of the Class A units will be prohibited.  Thereafter, certificates representing Class A units will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new unit certificates.

Required Vote and Board Recommendation (See pages __-__)

The Restated Agreement requires the approval of a majority of all outstanding Class A units of the Company. The Board recommends that you approve the Restated Agreement by voting “FOR” Proposal 2.

Proposal 3  — To Change the Name of the Company to “CIL&D, LLC” (see pages ____)

To reflect that the Company is in the process of liquidating its remaining assets, the Board of Managers approved amending the Company’s Certificate of Formation to change the name of the Company to “CIL&D, LLC”, subject to the approval of the Class A unit members at the meeting.

The Name Change Proposal requires the approval of a majority of all outstanding Class A units of the Company.  The Board recommends that you approve the Name Change Proposal by voting “FOR” Proposal 3.

Proposal 4  — To Adjourn the Meeting (see pages ___)

If we do not receive a sufficient number of proxies to approve the Dissolution Proposal, the Restatement Proposal and the Name Change Proposal, and in the judgment of the proxy holders the meeting should be adjourned to another date to allow additional time to solicit additional proxies to vote in favor of the Dissolution Proposal, the Restatement Proposal and the Name Change Proposal, then the approval of Proposal 4 would authorize such adjournment.

The adjournment proposal requires the approval of a majority of the Class A units of the Company present in person or represented by proxy at the meeting and entitled to vote on Proposal 4.  The Board recommends that you approve any such adjournment, if such becomes necessary, by voting “FOR” Proposal 4.

BACKGROUND AND REASONS FOR THE DISSOLUTION
AND LIQUIDATION OF THE COMPANY

We are the reorganized successor to Kaiser Steel Corporation, which was an integrated steel manufacturer that filed for bankruptcy protection in 1987. Our business has been developing and monetizing as appropriate the remaining assets we received from the Kaiser Steel Corporation bankruptcy.  In September 2000, Kaiser Inc.’s Board of Directors approved a strategy to maximize the cash ultimately to be distributed to Kaiser Inc.’s then owners who are now the Company’s members.  Consistent with this strategy, we historically completed or entered into a number of transactions.  For additional information on these transactions see “Historical Operations and Completed Transactions” in our Annual Report on Form 10-K for the year ended December 31, 2012 attached as Annex E to this proxy statement.  These transactions resulted in a $2.00 return of capital distribution to shareholders of Kaiser Inc. in 2000 and, with the conversion of Kaiser Inc. to a limited liability company in November 2001, a distribution to shareholders of $10.00 plus one Class A unit per share in the Company upon surrender of their Kaiser Inc. stock.  An additional distribution of $1.50 per unit was made in May 2012 following the sale of the Company’s 50% indirect ownership interest in West Valley MRF, LLC.

The Company’s primary remaining assets in addition to its cash and investments are its ownership interests in Kaiser Eagle Mountain, LLC (“KEM”), Lake Tamarisk Development, LLC (“Lake Tam”) and Mine Reclamation, LLC (“MRLLC”).  KEM and Lake Tam own or control property at Eagle Mountain and Lake Tamarisk which is near Desert Center, California.  MRLLC was seeking to permit and develop a rail-haul landfill on property at Eagle Mountain that MRLLC had leased and had an option to purchase from KEM.  On or about August 9, 2000, MRLLC entered into a contract to sell the landfill project to the County Sanitation District No. 2 of Los Angeles County (the “District”).  Final implementation of the cash maximization strategy was delayed and negatively impacted due to the extensive litigation that involved MRLLC’s landfill project.  For additional information on this litigation history, see “Business - Mine Reclamation and Eagle Mountain Landfill Project - Historical Landfill Project Litigation” in our most recent Annual Report on Form 10-K attached as Annex E to this proxy statement.  In March 2011, a series of state and federal legal challenges relating to a land exchange with the Bureau of Land Management critical to the development of the landfill project were finally decided adversely to MRLLC and meant that the landfill project was sent back to the drawing board.  In mid-2011, the Company engaged an investment banker to identity potential buyers of the Company’s ownership interests in KEM, Lake Tam and MRLLC.   That auction process lasted several months and identified several potential buyers, although only one potential buyer ultimately proceeded with active negotiations with the Company, made a deposit with the Company in connection with such an acquisition and signed a definitive acquisition agreement.  That acquisition agreement was subsequently terminated.  Although the District retained the right to purchase the landfill project in its “as is” condition or terminate the agreement with MRLLC, MRLLC refused to further extend the closing date on such agreement (having previously extended the closing date for more than 10 years).  In response, the District threatened legal action to compel MRLLC, at its sole expense and risk, to further proceed with permitting the landfill project even though MRLLC had already spent nearly $85 million to permit and defend the landfill project.  In response, MRLLC filed for Chapter 11 bankruptcy protection on October 30, 2011 to preserve and protect MRLLC’s assets.  Since that filing, MRLLC has been seeking to conclude a plan of reorganization that would permit the sale of its assets.  No such sale has been concluded and we cannot predict when such sale might occur.  The Company is actively seeking buyers for its remaining non-cash assets.  Sale efforts are hampered by fluctuations in iron ore prices worldwide, the actions of the District and the uncertainty of the MRLLC bankruptcy.  The Company has also taken steps to minimize any exposure we may have to liabilities resulting from the historical operations of the Kaiser Steel Corporation by maintaining what we believe to be reasonably appropriate reserves and insurance coverage.

The sale of the Company’s 50% indirect ownership interest in the West Valley MRF represented the sale of the Company’s last operating business that generated dependable cash flow.  The Company wishes to commence formal dissolution proceedings in order to accomplish several key objectives.

The Company wishes to reduce ongoing operating expenses to the greatest extent possible. The Company began reducing personnel costs in 2012 by reducing staff at its headquarters.  The Company also wishes to terminate the employment or reduce the compensation of remaining staff and executives as soon as reasonably practicable following the Effective Date.  The Company is seeking to eliminate its remaining staff and executives on or about June 30, 2014, although no assurance can be given that this goal will be met.

The Company also hopes to reduce the expenses associated with its reporting requirements under the Exchange Act.  A major expense of the Company is the cost associated with the Company being a public reporting company.  This cost includes the annual audit and quarterly review fees for the Company’s accountants, outside counsel review of SEC filings as appropriate, and the costs of processing and filing the reports with the SEC.  This does not take into account the executive management resources necessary to prepare, review and file the SEC reports.  Given that the securities are already not traded on an exchange nor is there any secondary market for the Company’s securities, and that the Company will not (if the Dissolution Proposal is approved) be engaged in an active trade or business, the Company believes the information and reporting benefits for the Company’s members can be effectively met without strict compliance with Exchange Act reporting requirements.  The Dissolution Proposal and the Restatement Proposal are designed to structure the Company in such a manner so as to position the Company to the greatest extent possible to fall within the scope of a series of no-action letters issued by the SEC granting certain relief from Exchange Act reporting obligations to companies in dissolution.  The Company has no advance assurances that the SEC will grant relief from Exchange Act reporting obligations which would allow it to reduce its operating costs.

The Company wishes to commence liquidation accounting. If the Dissolution Proposal is approved and the Plan of Dissolution is effective the Company will change its basis of accounting from going-concern basis, which contemplates realization of assets and satisfaction of liabilities in the normal course of business, to liquidation basis of accounting effective as of the earliest practicable date in accordance with generally accepted accounting principles.  Under the liquidation basis of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their estimated settlement amounts.  Recorded liabilities will include the estimated costs associated with carrying out the Plan of Dissolution, including all estimated costs of the Company until all assets are sold, liabilities provided for and the Certificate of Cancellation is filed on behalf of the Company.

In addition to maintaining reserves and other financial assurances, the Company has a number of insurance policies available to address Claims against the Company, including asbestos Claims and environmental Claims.  The Company’s insurance program contains “occurrence” policies and insurance coverage under claims-made policies, one of which expires in June 2013.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE SPECIAL MEETING

Q.	What will happen if the Plan of Dissolution is ratified and approved?

A.
If the Plan of Dissolution and Dissolution Proposal are both approved, we will complete the liquidation of our remaining assets, satisfy our remaining obligations, make distributions to members of any available liquidation proceeds, and file a Certificate of Cancellation with the Delaware Secretary of State.  We will close our unit transfer books and discontinue recording transfers and issuing unit certificates on or around the Effective Date – the date that the Plan of Dissolution is approved by our Class A unit members.

Q.	What will happen if the Restatement Proposal is approved?

A.
If the Restatement Proposal is approved, assuming the Plan of Dissolution is also approved, the Restated Agreement will become effective and we will include it in the Company records.  From the Effective Date, the rights of members will be governed by the terms of the Restated Agreement.

Q.	What will happen if either the Plan of Dissolution or the Restated Agreement is not approved?

A.
If either the Plan of Dissolution or the Restated Agreement is not approved, the Board of Managers will explore what, if any, alternatives are available for the future of the Company, and may resubmit a revised plan for dissolution for consideration by members.  The Restated Agreement will not become effective, even if it has been approved by the members, because its effectiveness is conditioned upon approval of the Plan of Dissolution. Our ability to recognize targeted cost savings may be substantially reduced, and potential future distributions to members delayed.

Q.	Why is member approval not being sought for the sale of the Company’s remaining assets but member approval of the Dissolution is being sought?

A.
Under the DLLCA and under the existing Amended and Restated Operating Agreement of the Company, approval by the holders of a majority of the outstanding voting power of the Company’s securities entitled to vote on the matter is required for certain fundamental limited liability company events or transactions such as dissolution.

In connection with the conversion of Kaiser Inc. from a corporation to a limited liability company, the Company’s then stockholders approved the Company selling all of its remaining assets. Specifically, Section 1.8 of the Company’s current Amended and Restated Limited Liability Company Operating Agreement that was adopted effective November 30, 2001, provides as follows:  “The Company has been formed with the expectation that the remaining assets of KVI [Kaiser Inc.] will be sold or otherwise disposed of in an orderly fashion as the Board of Managers deems reasonable.  Accordingly, no additional consent of the members is required for any such sale or disposition, even if such sale of disposition involves substantially all of the assets of the Company.”  Thus, no further approval is necessary for the Company to sell all of its remaining assets whether before or after the adoption of the Plan of Dissolution.

Even though a sale of all the Company’s remaining assets does not require further member approval, the DLLCA and the Company’s current Operating Agreement provide that the Company shall be dissolved, its assets disposed of, and its affairs wound up upon a vote of the majority of the Class A units.  Because the Dissolution Proposal provides for the dissolution of the Company and the winding up of its affairs, the Dissolution Proposal requires member approval.

Q.	What is the timing on the sale of the Company’s remaining assets?

The Company has already been engaged in the process of seeking to sell or otherwise dispose of its remaining assets.  The Company’s remaining material assets other than cash and securities relate to Eagle Mountain and our subsidiaries that own or control property at Eagle Mountain, California.  The sale of assets owned or controlled by MRLLC is complicated by the fact of MRLLC’s current Chapter 11 bankruptcy proceedings.  The target date to complete dissolution is June 30, 2014, but that date could be extended to December 31, 2014, or beyond.  (We note that the projected initial term of the Company under the Restated Agreement is three years from the Effective Date (early 2016)).  We intend to continue to seek to sell all or substantially all of the Company’s remaining assets as expeditiously as possible, however, we cannot predict when, or if the sale of our remaining non-cash assets will be consummated.

Q.	How does the board of managers recommend that I vote?

A.	The Board recommends that you vote your units “FOR” approval of each of the Proposals included herein.

Q.	What will Class A unit members receive in the liquidation?

A.
Pursuant to the Plan of Dissolution, we intend to liquidate all of our remaining non-cash assets and, after satisfying or making reasonable provision for the satisfaction of claims, obligations and liabilities as required by law, distribute any remaining cash to our members.  We can only estimate the amount of cash that may be available for distribution to members.  Given the uncertainties associated with the sale of our remaining non-cash assets and their ultimate value, we estimate that the aggregate amount of cash distributions to Class A unit members by a target date of June 30, 2014, will be in the range of $0 up to $3.75 per Class A unit.  It is possible that a material portion of any purchase price for the non-cash assets will be in the form of  an installment, deferred, loan or royalty payment payable over time.  Depending on the timing and amount of such deferred payment, distributions to Class A unit members may be higher than our estimates.

Many of the factors influencing the amount of cash distributed to members as a liquidating distribution cannot be currently quantified with certainty and are subject to change.  Accordingly, you will not know the amount of any liquidating distributions you may receive, if any, as a result of the dissolution and liquidation of the Company when you vote on the proposal to approve the Plan of Dissolution.  It is possible that you may not receive any liquidating distribution.

Q.	When will members receive payment of any available liquidation proceeds?

A.
We are not able to predict with certainty the precise nature, amount or timing of any distributions, primarily due to our inability to predict the amount of our remaining liabilities or the amount that we will expend during the course of the liquidation and the net value, if any, of our remaining non-cash assets.  Further, even if the Eagle Mountain related assets are sold, our receipt of a material portion of the purchase price may be deferred and could be paid through future installment, deferred, loan or royalty payments over time. If the amount of our liabilities and the amounts that are spent during the liquidation are greater, or the value of our non-cash assets is less than we anticipate, members may receive substantially less than the amount estimated.  The Board has not established a firm timetable for any distributions to members.  The target date to complete liquidation is June 30, 2014, but that date could be extended to December 31, 2014, or beyond.  We note that the projected initial term of the Company under the Restated Agreement is three years from the Effective Date (early 2016).  Subject to contingencies inherent in winding up our business, the Liquidation Manager intends to authorize any distributions as promptly as reasonably practicable in our best interests and the best interests of members.  The Liquidation Manager, in his discretion, will determine the nature, amount and timing of all distributions.  In any liquidation of the Company, the claims of secured and unsecured creditors of the Company take priority over the members.

Q.	Why am I receiving these proxy materials?

A.
You are receiving these proxy materials because you were a holder of record of the Company’s Class A units at the Record Date, the close of business on __________, 2013.  As a Class A unit member of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q.	How can I vote my units without attending the meeting?

A.
Whether you hold Class A units directly as the member of record or beneficially in street name, you may direct how your units are voted without attending the meeting.  Members of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope.  Members who hold units beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by the broker, trustee or nominee and mailing them in the accompanying pre-addressed envelope.  If your units are held in street name, your proxy card may contain instructions from your broker, bank or nominee that allow you to vote your units using the Internet or by telephone.  Please consult with your broker, bank or nominee if you have any questions regarding the electronic voting of units held in street name.  Section 18-302 of the DLLCA allows the granting of proxies electronically.

Q.	How can I vote my units in person at the meeting?

A.
Class A units held in your name as the member of record may be voted in person at the meeting.  Class A units held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your units giving you the right to vote the units.  Even if you plan to attend the meeting, we recommend that you also submit your proxy card or voting instructions as described above so that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Q.	Can I change my vote?

A.
You may change your vote at any time before the vote at the meeting.  If you are the member of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your units being voted, or by attending the meeting and voting in person.  Mere attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For units you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your units, by attending the meeting and voting in person.

Q.	How are votes counted?

A.
If you provide specific instructions with regard to an item, your units will be voted as you instruct on such item.  If you sign your proxy card without giving specific instructions, your units will be voted in accordance with the recommendations of the Board of Managers (“FOR” each of Proposals 1, 2, 3 and 4, and in the discretion of the proxy holders on any other matters that properly come before the meeting).

Q.	What happens to my Class A units after the dissolution of Kaiser Ventures LLC?

A.
At this time, we cannot predict when any liquidating distributions, if any, may be made.  The target date to complete liquidiation is June 30, 2014, but that date could be extended to December 31, 2014, or beyond.  We note that the projected initial term of the Company under the Restated Agreement is three years from the Effective Date (early 2016).  The actual time frame could be longer.  When made, liquidating distributions to Class A unit members pursuant to the Plan of Dissolution shall be in complete redemption and cancellation of all of the outstanding Class A units of the Company.  Thereafter, each holder of Class A units will cease to have any rights with respect to the units, except the right to receive distributions, if any, pursuant to the Plan of Dissolution. In all events, certificates shall be deemed cancelled upon the filing of the Certificate of Cancellation.

Q.	Should I send in my unit certificates now?

A.	No. You should NOT forward your unit certificates before receiving instructions to do so.

As a condition to receipt of the liquidating distributions, the Liquidation Manager may require members to surrender their certificates evidencing their Class A units of the Company or to furnish evidence satisfactory to the Liquidation Manager of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Liquidation Manager.  If the surrender of unit certificates will be required following the dissolution, we will send you written instructions regarding such surrender.  Any distributions otherwise payable by us to members who have not surrendered their unit certificates, if requested to do so, may be held in trust for such members, without interest, pending the surrender of such certificates (subject to escheat pursuant to the laws relating to unclaimed property).

Q.	Can I sell my units now?

A.
The Class A units are subject to substantial transfer restrictions and, therefore, the Class A units are not traded on an established securities market and are not tradable on a secondary market or the substantial equivalent thereof. However, we are aware that there have been a very limited number of private purchase and sale transactions since November 30, 2001. Through the Effective Date, Class A units may only be transferred in accordance with the restrictions set forth in the current Operating Agreement.  Upon the Effective Date, sales, exchanges, hypothecations or other transfers of the Class A units will be prohibited.  Thereafter, certificates representing Class A units will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new unit certificates.

Q.	Do I have appraisal rights?

A.	No. Under the DLLCA, Class A unit members are not entitled to assert appraisal rights with respect to any of the proposals to be considered at the meeting.

Q.	What do members need to do now?

A.
After carefully reading and considering the information contained in this proxy statement and the documents delivered with this proxy statement, each Class A unit member should complete, sign and date his or her proxy card and mail it in the enclosed postage prepaid envelope as soon as possible so that his or her units may be represented at the meeting.  We will accept all proxies received by us before the meeting is called to order.

Sending in a signed proxy card will not affect your right to attend the meeting, nor will it preclude you from voting in person because the proxy is revocable at any time prior to the voting of such proxy card.  You may revoke your proxy at any time before your proxy is voted at the meeting by doing any of the following:

●	Attending the meeting and voting your units in person at the meeting. Your attendance at the meeting alone will not revoke your proxy — you must also vote at the meeting.

●	Sending a written notice of revocation to our Company Secretary at our principal offices, 337 N. Vineyard, 4th Floor, Ontario, California 91764.

●	Filing another duly executed proxy card bearing a later date with our Company Secretary at our principal offices, 337 N. Vineyard, 4th Floor, Ontario, California 91764.

If you are a member of record and choose to revoke your proxy in writing, your written notification revoking your proxy or a later-dated signed proxy card changing your vote must be received by us by __:__ [a.m.][p.m.] ________ Time on __________, 2013, in order to be acknowledged and reflected in the vote.  If you are a beneficial owner of the Company’s Class A units and you instructed a broker or other nominee to vote your units, you must follow your broker’s directions for changing those instructions.

Q.	Whom should I contact with questions?

A.
If you have any additional questions about the meeting or the proposals presented in this proxy statement, need information on how to obtain directions to attend the meeting and vote in person, or if you have special needs that you would like us to accommodate at the meeting, you should contact:

Terry L. Cook
Executive Vice President – Administration, General Counsel and Secretary
Kaiser Ventures LLC
337 N. Vineyard, 4th Floor
Ontario, California 91764

FACTORS TO BE CONSIDERED BY CLASS A UNIT MEMBERS
IN DECIDING WHETHER TO APPROVE THE PROPOSALS

There are many factors that Class A unit members should consider when deciding whether to vote to approve the proposals. Such factors include the risk factors set forth below and those risk factors discussed in our other filings with the SEC.

If our expectations regarding the conversion of our assets into cash are inaccurate, the amount we distribute to our Class A unit members may be reduced.

The amount of cash we can distribute to members depends, in large part, on the amount of cash received from the liquidation of our assets, the Claims against the Company and the timing and cost of liquidation. The ultimate amount that we receive is subject to uncertainties, including the following:

●
Our primary remaining assets are the Eagle Mountain and Lake Tamarisk properties and the value of those properties is highly correlated to the ability of a third party to exploit those properties.  As the predominate use of the properties relates to the historical iron ore mining operations at Eagle Mountain, the price of iron ore in the global market significantly impacts the value of those properties.  Iron ore prices have been volatile in 2011 and 2012 dropping from a high of approximately $177 per ton in September 2011 to a low of approximately $86 per ton in early September 2012.  Over the last several months the price of iron ore has substantially risen from its September 2012 low to a current spot price of approximately $150 per ton as of January 8, 2013. The Company has no control over, or ability to predict, iron ore prices in the future.

●
The laws, rules and regulations governing mines in California and their interpretation and application by California governmental agencies significantly impact potential buyers and their willingness to conduct a mining business in California which in turn impacts the price that any particular potential buyer may be willing to pay for the Eagle Mountain assets. We have estimated the net realizable value of the sale of our remaining assets, which include a number of assumptions and estimates about the possible sales price of the assets to be sold. These estimates may prove to be inaccurate.

●	The timing of the sales of our assets could have an impact on the actual cash proceeds we receive when these assets are sold.

●	The value of the Eagle Mountain and Lake Tamarisk properties could be negatively impacted by changes in permitting requirements or regulations.

If our expectations regarding liquidation expenses are inaccurate, the amount we distribute to our Class A unit members may be reduced.

The amount of cash ultimately distributed to Class A unit members pursuant to the Plan of Dissolution also depends on the amount of our liabilities, obligations and expenses and Claims against us, and contingency reserves that we establish during the liquidation process. We have attempted to estimate reasonable reserves for such liabilities, obligations, expenses and Claims as we currently understand them. However, those estimates may be inaccurate.  Factors that could impact our estimates include the following:

●
If any of the estimates regarding the expense of satisfying known outstanding obligations, liabilities and Claims during the liquidation process are inaccurate, the amount we distribute to our members may be substantially less than the amount currently estimated.

●
If currently unknown or unanticipated Claims are asserted against us, we will have to defend, resolve or reserve for such Claims before making distributions to members, which will reduce amounts otherwise available for distribution.

●
We have made estimates regarding the expense of personnel required and other operating expenses (including legal, accounting and other professional fees) necessary to dissolve and liquidate the Company assuming our liquidation is completed in June 2014.  Our actual expenses could vary significantly and depend on the timing and manner of the sale of our non-cash assets. If the timing differs from our plans, we may incur additional expenses above our current estimates, which could substantially reduce funds available for distribution to our members.

We may continue to incur the expenses of complying with public company reporting requirements, which are economically burdensome.  Whether or not the Plan of Dissolution is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even though compliance with such reporting requirements are economically burdensome and of minimal value to our members. If our members approve the Plan of Dissolution, in order to curtail expenses, we intend, on or about the Effective Date, to seek relief from the SEC to suspend our reporting obligations under the Exchange Act, and ultimately to terminate the registration of our Class A units.  If we are unable to suspend our obligation to file periodic reports with the SEC, we will be obligated to continue complying with the applicable reporting requirements of the Exchange Act and, as a result, will be required to continue to incur the expenses associated with these reporting requirements, which will reduce the cash available for distribution to our members. These expenses include, among others, those costs relating to:

●	The preparation, review, filing and dissemination of SEC filings.

●	Maintenance of effective internal controls over financial reporting.

●	Audits and reviews conducted by our independent registered public accountants.

Distributions to Class A unit members will be reduced if our expectations regarding liabilities are inaccurate.

Any unexpected Claims, liabilities or expenses, or Claims, liabilities or expenses that exceed our estimates,  would reduce the amount of cash available for ultimate distribution to members.  The Company has historically been subject to a variety of asbestos, environmental, and other Claims relating to  the business activities of its predecessors.  Announcement of the Company’s dissolution and planned liquidation may trigger third parties to notify us of potential Claims that we have not anticipated or included in our estimates.  If available cash and amounts received on the sale of our assets are not adequate to provide for our obligations, liabilities, expenses and Claims, we may not be able to distribute any cash at all to our members.

Distributions to our Class A unit members could be delayed.

Distributions, if any, could be delayed, depending on many factors, including without limitation:

●
If a creditor or other third party seeks an injunction against the making of distributions to our members on the ground that the amounts to be distributed are needed to provide for the satisfaction of our liabilities or other obligations.

●	If we become a party to lawsuits or other Claims asserted by or against us, including any Claims or litigation arising in connection with our decision to liquidate and dissolve.

●	If we are unable to sell our non-cash assets or if such sales take longer than expected.

●	If we are unable to resolve Claims with creditors or other third parties, or if such resolutions take longer than expected.

Any of the foregoing could delay or substantially diminish the amount that might otherwise be available for distribution to our members.

We may delay the distribution of some or all of the estimated amounts that we expect to distribute to Class A unit members to satisfy Claims against and obligations of the Company that may arise during the ten-year period following the Effective Date.

If our Class A unit members approve the Plan of Dissolution, pursuant to Delaware law, the Company will continue to exist for the sole purpose of winding up our business and affairs.  After the winding-up process is completed, we will file a Certificate of Cancellation with the State of Delaware.  Following the Effective Date, we will pay or make reasonable provision to pay all Claims and obligations, including all contingent, conditional or unmatured contractual or statutory Claims, known to us.  We also may obtain and maintain insurance coverage or establish and set aside a reasonable amount of cash or other assets as a contingency reserve to satisfy Claims against and obligations of the Company.  If the amount of the contingency reserve, insurance and other resources calculated to provide for the satisfaction of liabilities and Claims is insufficient to satisfy the aggregate amount ultimately found payable in respect of our liabilities and claims against us, a member could be held liable for a period of three years from the date of the wrongful distribution for amounts due to creditors up to the amounts distributed to such member under the Plan of Dissolution, if the member knew that the contingency reserve was inadequate at the time the distribution was received. In such event, the member could be required to return all amounts received as distributions pursuant to the Plan of Dissolution and ultimately could receive nothing under the Plan of Dissolution. Moreover, for United States federal income tax purposes, payments made by a member in satisfaction of our liabilities not covered by the cash or other assets in our contingency reserve or otherwise satisfied through insurance or other reasonable means generally would produce a capital loss for such member in the year the liabilities are paid, provided that the member’s Class A units have been completely liquidated at the time of such payment.  If such member’s Class A units have not been completed liquidated at such time of payment, the payment would result in an increase the income tax basis in such member’s Class A units.  The increase in basis may result in a capital loss upon the complete liquidation of such member’s Class A units. The deductibility of any capital loss generally would be subject to limitations under the Internal Revenue Code of 1986, as amended (the “Code”). See ”Certain Material United States Federal Income Tax Consequence” below.

Class A unit members will lose the opportunity to capitalize on potential future appreciation of our assets.

Although the Board of Managers believes that the dissolution and liquidation of the Company are consistent with its previously approved cash maximization strategy and are more likely to result in greater returns to members than if we continued as an operating entity or pursued other alternatives, it is possible that holding the remaining assets for sale at a future date could generate higher sale proceeds and potentially greater return to members.  If the Plan of Dissolution is approved, members will lose the opportunity to benefit from potential future appreciation of our remaining assets.

Class A unit members may not be able to recognize a loss for United States federal income tax purposes until they receive a final distribution from us.

A loss is not permitted to be recognized by a Class A unit holder with respect to a distribution or distributions to the Class A unit holder unless the liquidating distribution or distributions consist of only money, including marketable securities, unrealized receivables (as defined in section 751(c) of the Code) and/or substantially appreciated inventory (as defined in section 751(d) of the Code), and all liquidating distributions have been received by the Class A unit holder resulting in the complete liquidation of the holder’s Class A units for income tax purposes.  Where a holder’s Class A units are to be liquidated by a series of distributions, the Class A units will not be considered liquidated for income tax purposes and no loss will be allowed until the final distribution has been received.   If a loss is permitted upon the complete liquidation of Class A units as described in this paragraph, the loss recognized will equal the excess of (i) the adjusted basis of the holder’s Class A units over (ii) the sum of the money, including the value of marketable securities, distributed to the holder and the basis to the holder (as determined under section 732 of the Code) of the unrealized receivables and the substantially appreciated inventory, if any, distributed to the holder.

Recordation of transfers of the Company’s Class A units on its transfer books will be prohibited as of the Effective Date, and thereafter it generally will not be possible for Class A unit members to sell or change record ownership of their Class A units.

Significant restrictions on the transfer of the Company’s securities already exist.  However, once the Restated Agreement is approved and becomes effective, sales, exchanges, hypothecations or other transfers of the Class A units will be prohibited, except in connection with the death of the member or by operation of law.  Thereafter, certificates representing Class A units will not be assignable or transferable on our books except by will, intestate succession or operation of law and we will not issue any new unit certificates.

The managers and officers of the Company will receive additional benefits as a result of the dissolution and liquidation of the Company.

Following the approval of the Plan of Dissolution, we will continue to indemnify each of our current and former managers and officers to the fullest extent permitted under Delaware law and our Restated Agreement.  In addition, we intend to maintain our current managers’ and officers’ insurance policy through the date of filing the Certificate of Cancellation and may obtain runoff coverage for an additional period of time thereafter.  As described more fully below under “Interests of Management in the Dissolution of the Company,” our executive officers will receive compensation in addition to their interests as members.  We have also agreed to compensate the Liquidation Manager for his services, and to indemnify the Liquidation Manager and the Member Representative in accordance with contractual agreements, the Restated Agreement and to the fullest extent permitted under Delaware law.  The Liquidation Manager and the Member Representative are current executive officers of the Company.

If we fail to retain the services of certain key personnel, the Plan of Dissolution may not succeed.

The success of the Plan of Dissolution depends in large part upon our ability to retain the services of our current CEO as the Liquidation Manager through new contractual arrangements.  We also expect certain officers to remain as employees to assist in our liquidation for a limited period of time.  Failure to retain these personnel could harm the implementation of the Plan of Dissolution.  If we fail to retain the services of these personnel, we will need to hire others to oversee our liquidation and dissolution, which could involve additional compensation expenses, assuming such other personnel are available at all.  See “Interests of Management in the Dissolution of the Company” below.

The Liquidation Manager will have the authority to manage the dissolution of the Company in his absolute discretion.

Upon the effectiveness of the Restated Agreement, the Liquidation Manager will have the sole authority for the management of the liquidation and dissolution of the Company.  The approval of the Plan of Dissolution by the Class A unit members also will authorize, without further member action, the Liquidation Manager to do and perform, or to cause our executive officers to do and perform, any and all acts and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that the Liquidation Manager deems necessary, appropriate or desirable, in the absolute discretion of the Liquidation Manager, to implement the Plan of Dissolution and the transactions contemplated thereby, including, without limitation, all filings or acts required by any state or federal law or regulation to wind up our affairs.  Under our current Operating Agreement, we may dispose of any and all of our other remaining non-cash assets without further member approval.  As a result, the Liquidation Manager may authorize actions in implementing the Plan of Dissolution, including the terms and prices for the sale of our remaining non-cash assets, with which our members may not agree.

Members will have no ability to influence the dissolution process.

The members of the Company will have no authority to appoint managers of the Company, will not have the right to call or attend meetings of members, and will not have the right to vote on the affairs of the Company.   The Member Representative will have the power to approve any extension of the term of the Restated Agreement past the initial three year term and to approve any amendment to the Restated Agreement; and will have the power to approve any amendment of the Plan of Dissolution; and will have the authority to approve a related party transaction between the Company and the Liquidation Manager or an affiliate of the Liquidation Manager.

The Liquidation Manager will only be removable for cause.

Under the Restated Agreement, the Liquidation Manager may only be removed for cause.  The Member Representative may remove the Liquidation Manager for cause.  In addition,  holders of at least 5% of the outstanding units may petition the Delaware Chancery Court to remove the Liquidation Manager for cause.  For purposes of the Restated Agreement, the term “cause” is defined in accordance with the Liquidation Manager Agreement which, in turn, provides that, “cause” means a willful material breach by the Liquidation Manager of any provision of the Plan of Dissolution, the Restated Agreement and the Liquidation Manager Agreement; gross negligence or dishonesty in the performance of his duties; engaging in conduct or activities or holding any position that materially conflicts with the interest of the Company, its members or creditors or materially interferes with the Liquidation Manager’s duties and responsibilities to the Company; an act of fraud or embezzlement or theft in connection with the Liquidation Manager’s services to the Company; or the conviction of the Liquidation Manager of any felony.

The Restated Agreement will eliminate the fiduciary duties of mangers and officers of the Company

Consistent with recent decisions by Delaware courts, the Restated Agreement will explicitly eliminate, as a matter of contract and on a prospective basis, any fiduciary duties (whether of loyalty or care or any other type) of members, managers, or officers of the Company, including the Liquidation Manager and Member Representative to the fullest extent permitted by Delaware law.  Delaware law permits limited liability companies to explicitly eliminate, as a matter of contract, any fiduciary duties of members or managers (whether of loyalty or care or any other type) so long as the implied covenant of good faith and fair dealing under the operating agreement continues.  Accordingly, under the Restated Agreement and current Delaware law, the Liquidation Manager and Member Representative would only be required to comply with the express terms of the Restated Agreement and the implied covenant of good faith and fair dealing.   So long as the Liquidation Manager and Member Representative act in a manner consistent with the implied covenant of good faith and fair dealing and in accordance with the provisions of the Restated Agreement related to related party transactions described below, members would have no recourse for acts that might  otherwise be viewed as in violation of a fiduciary duty of care or loyalty.

The Company may engage in  transactions with the Liquidation Manager if approved by the Member Representative.

The Member Representative will have the authority to consent to and approve, on behalf of the members, related party transactions between the Company and the Liquidation Manager or affiliates of the Liquidation Manager provided that the Company receives an opinion of an independent and reputable investment bank that the financial terms of the transaction are fair to the members and so long as the Member Representative agrees to the transaction.   As a result, it is possible that the Company may enter into related party transactions with the Liquidation Manager or affiliates that members do not view as fair.

If our Class A unit members do not approve the Plan of Dissolution, our resources may diminish completely.

If the members do not approve the Plan of Dissolution, the Board of Managers will explore what, if any, alternatives are available for our future.  At this time, the Board of Managers has considered numerous options and has determined that it is in the best interests of the members to dissolve the Company and return the net cash to its members.  The Board, however, retains the right to consider other alternatives should a more attractive offer arise before the Effective Date.  If members do not approve the Plan of Dissolution, we expect that our cash resources will continue to diminish  based on continuing administrative and reporting costs, and would likely adversely affect our financial condition and the value of your Class A units.  Such a result would increase the risk that you would lose all of your investment.

CAUTIONARY STATEMENTS CONCERNING
FORWARD-LOOKING INFORMATION

Except for the historical statements and discussions contained herein, statements contained in this proxy statement constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act.  Any 10-K Report, Annual Report, 10-Q Report, 8-K Report or press release of the Company and any amendments thereof may include forward-looking statements. In addition, other written or oral statements, which constitute forward-looking statements, have been made and may be made in the future by the Company. You should not put undue reliance on forward-looking statements. When used in this proxy statement or in other written or oral statements, the words “anticipate,” “estimate” “project” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks, uncertainties, and assumptions. We believe that our assumptions are reasonable. Nonetheless, it is likely that at least some of these assumptions will not come true. Accordingly, should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected, or projected. For example, our actual results could materially differ from those projected as a result of factors such as, but not limited to: the filing by Mine Reclamation, LLC of a voluntary petition in bankruptcy pursuant to Chapter 11 of the U.S. Bankruptcy Code; pre-bankruptcy activities of Kaiser Steel Corporation, the predecessor of the Company, and asbestos claims; insurance coverage disputes; the results of current or threatened litigation; the challenge, reduction or loss of any claimed tax benefit or tax treatment; any obligations that could arise out of any sale of the Company’s ownership interests in Kaiser Eagle Mountain, LLC, Lake Tamarisk Development, LLC and Mine Reclamation, LLC or the assets of any such entity; the length of time to complete the winding up process; unforeseen Claims or expenses; market conditions resulting in the actual realized value from the sale of assets failing to meet our estimates; and/or general economic conditions in the United States and Southern California. The Company disclaims any intention to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

PROPOSAL 1 — TO APPROVE THE DISSOLUTION AND
LIQUIDATION OF KAISER VENTURES LLC

General

At the meeting, you will be asked to approve the voluntary dissolution and liquidation of the Company pursuant to the Plan of Dissolution.  On January 15, 2013, the Board of Managers approved, subject to Class A unit member approval, the dissolution and liquidation of the Company pursuant to the Plan of Dissolution attached as Annex A to this proxy statement.  The material features of the Plan of Dissolution are summarized below.  We urge Class A unit members to read the Plan of Dissolution carefully and in its entirety.

If the members approve the Dissolution Proposal, we estimate that the aggregate amount of cash distributions to Class A unit members by a target date of June 30, 2014, will be in the range of $0 up to $3.75 per Class A unit.  However, uncertainties as to the precise net value of our assets, the ultimate amount of our liabilities, the amount of operating costs during the liquidation and winding-up process and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to members or the timing of any such distribution.  The target date to complete liquidation is June 30, 2014, but that date could be extended to December 31, 2014, or beyond.  We note that the projected initial term of the Company under the Restated Agreement is three years from the Effective Date (early 2016).

Dissolution Under Delaware Law

The DLLCA and the Operating Agreement provide that the Company may dissolve upon the approval of  the holders of a majority of the Class A units.  Section 18-203 of the DLLCA provides that after a company is dissolved and until it has filed a Certificate of Cancellation, its existence continues to enable the company to prosecute and defend suits, gradually settle and close the company’s business, dispose of and convey the company’s property, discharge or make reasonable provision for the company’s liabilities, and distribute to the members any remaining assets of the company.  The process of winding up includes:

●
The collection and disposal of assets that will be applied toward the satisfaction or the making of reasonable provision for the satisfaction of liabilities and claims or that will not otherwise be distributed in kind to the company’s members.

●	The satisfaction or making of reasonable provision for satisfaction of liabilities and claims.

●	Subject to statutory limitations, the distribution of any remaining assets to the members of the company.

●	The taking of all other actions necessary to wind up and liquidate the company’s business and affairs.

Finally, the Company will be required to provide security in an amount that is “reasonably likely” to be sufficient to provide compensation for any unknown claims that are likely to arise or to become known within ten years after the date of dissolution.

Following the completion of winding up, the dissolution is completed by filing a Certificate of Cancellation with the Delaware Secretary of State.

Principal Provisions of the Plan of Dissolution

This section of the proxy statement describes material aspects of the proposed Plan of Dissolution.  While we believe that the description covers the material terms of the Plan of Dissolution, this summary may not contain all of the information that is important to you.  You should carefully read this entire proxy statement, including the Plan of Dissolution attached as Annex A to this proxy statement, and the other documents delivered with this proxy statement for a more complete understanding of the dissolution and liquidation.

Approval of the Plan of Dissolution and Authority of the Liquidation Manager

The dissolution and liquidation must be approved by the affirmative vote of a majority of all of our outstanding Class A units.  The approval of the dissolution and liquidation by the requisite vote of the Class A unit members will constitute adoption of the Plan of Dissolution and will grant full and complete authority to the Liquidation Manager, without further member action, to do and perform, or to cause our officers to do and perform, any and all acts and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that the Liquidation Manager deems necessary, appropriate or desirable, in the absolute discretion of the Liquidation Manager, to implement the Plan of Dissolution and to proceed with our dissolution and liquidation in accordance with any applicable provision of the DLLCA and the Restated Operating Agreement, including, without limitation, all filings or acts required by any state or federal law or regulation to wind up its affairs.

On the Effective Date, the members of the Board of Managers will resign and Richard E. Stoddard will become the Liquidation Manager and may also serve as an officer with direct responsibility for the liquidation of the Company’s assets and for winding up our business and affairs.  The Liquidation Manager may appoint officers, hire employees and retain independent contractors and agents in connection with the winding-up process, and is authorized to pay compensation to or otherwise compensate our managers, officers, employees, independent contractors and agents above their regular compensation in recognition of the extraordinary efforts they may be required to undertake in connection with the successful implementation of the Plan of Dissolution.  Adoption of the dissolution and liquidation pursuant to the Plan of Dissolution by the requisite vote of the Class A unit members will constitute approval by the members of any such cash or non-cash compensation.

Dissolution and Liquidation

If the Plan of Dissolution is approved by the requisite vote of the Class A unit members, the steps set forth below will be completed at such times as the Liquidation Manager, in its discretion and in accordance with the DLLCA and the Restated Agreement, deems necessary, appropriate or advisable in our best interests and the best interests of the members:

●
The cessation of all of our business activities except those relating to winding up and liquidating our business and affairs, including, but not limited to, prosecuting and defending suits by or against us, collecting our assets, converting such assets into cash or cash equivalents, discharging or making provision for discharging our liabilities, withdrawing from all jurisdictions in which we are qualified to do business, and distributing our remaining property among our members according to their interests.

●	The collection, sale, exchange or other disposition of all or substantially all of our non-cash property and assets, in one transaction or in several transactions to one or more buyers.

●
The payment of or the making of reasonable provision for the payment of all claims and obligations known to us, and the making of such provisions as will be reasonably likely to be sufficient to provide compensation for any Claim against us which is the subject of a pending action, suit or proceeding to which we are a party, including, without limitation, the establishment and setting aside of a reasonable amount of cash and/or property to satisfy such Claims against and obligations of us.

●
The making of reasonable provision for the payment of Claims and obligations that are unknown to us or that have not arisen, but that based on facts known to us, are likely to arise or to become known to us within three years after the distribution of assets to our members.

●
The making of reasonable provision for the payment of Claims and obligations that are unknown to us or that have not arisen, but that based on facts known to us, are likely to arise or to become known to us within ten years after the Effective Date.

●	The pro rata distribution to the members of our remaining assets after payment or provision for payment of Claims against and obligations of us.

●	The filing of a Certificate of Cancellation with the Delaware Secretary of State.

●	The taking of any and all other actions permitted or required by the DLLCA, the Restated Agreement and any other applicable laws and regulations.

Professional Fees and Expenses

It is specifically contemplated that we will obtain legal and accounting advice and guidance from one or more law and accounting firms in implementing the Plan of Dissolution, and we will pay all fees and expenses reasonably incurred by us in connection with or arising out of the implementation of the Plan of Dissolution, including the prosecution, defense, settlement or other resolution of any Claims or suits by or against us, the discharge, filing and disclosure of outstanding obligations, liabilities and Claims, the filing and resolution of Claims with local, county, state and federal tax authorities, and the advancement and reimbursement of any fees and expenses payable by us pursuant to the indemnification we provide in our Restated Agreement, the DLLCA or otherwise.  In addition, in connection with and for the purpose of implementing and assuring completion of the Plan of Dissolution, we may, in the absolute discretion of the Liquidation Manager, pay any brokerage, agency, professional, advisory, valuation, appraisal and other fees and expenses of persons rendering services to us in connection with collection, sale, exchange or other disposition of our property and assets and the implementation of the Plan of Dissolution.

Indemnification

We will continue to indemnify our managers, officers, employees, consultants, and agents to the maximum extent permitted by applicable law, our Restated Agreement, and any contractual arrangements, for actions taken in connection with the Plan of Dissolution and the winding up of our business and affairs.  The Liquidation Manager is authorized, at our expense, to obtain and maintain insurance for the benefit of such managers, officers, employees, consultants and agents to the extent permitted by law and as may be necessary or appropriate to cover our obligations under the Plan of Dissolution, including seeking an extension in time and coverage of our insurance policies currently in effect.

Liquidating Distributions

We will, as determined by the Liquidation Manager, (i) pay or make reasonable provision to pay all Claims and obligations, including all contingent, conditional or unmatured contractual Claims known to us, (ii) make such provisions as will be reasonably likely to be sufficient to provide payment for any Claim against us which is the subject of a pending action, suit or proceeding to which we are a party and (iii) make such provision as will be reasonably likely to be sufficient to provide payment for Claims that have not been made known to us or that have not arisen but that, based on facts known to us or our successor entity, are likely to arise or to become known within ten years after the Effective Date. Any of our assets remaining after the payment or the provision for payment of Claims against and obligations of the Company shall be distributed by us pro rata to our members.  Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Liquidating Manager, in his absolute discretion, may determine.

If any liquidating distribution to a member cannot be made, whether because the member cannot be located, has not surrendered its certificates evidencing our Class A units as may be required pursuant to the Plan of Dissolution, or for any other reason, then the distribution to which such member is entitled will be transferred, at such time as the final liquidating distribution is made, to the official of such state or other jurisdiction authorized or permitted by applicable law to receive the proceeds of such distribution.  The proceeds of such distribution will thereafter be held solely for the benefit of and for ultimate distribution to such member as the sole equitable owner thereof and will be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law.  In no event will the proceeds of any such distribution revert to or become the Company’s property.

If, after we have made final distributions, we hold assets with an aggregate value that the Liquidation Manager deems insufficient to pay all expenses associated with a supplemental distribution, we may abandon such assets or transfer such assets to a nonprofit organization or organizations that are exempt pursuant to Section 501(c) of the Code, to be determined by the Liquidation Manager in its sole discretion.

Amendment, Modification or Revocation of Plan of Dissolution

Until the Effective Date, the Board of Directors may, in its sole discretion and without member approval, revoke the Plan of Dissolution and all action contemplated thereunder, to the extent permitted by the DLLCA.  Following the Effective Date, the Liquidation Manager may, with the approval of the Member Representative and subject to the applicable provisions of the DLLCA, modify or amend the Plan of Dissolution without further member action but may not terminate the Plan of Dissolution.

Filing of Tax Returns, Forms and Other Reports and Statements

The Plan of Dissolution authorizes the Liquidation Manager to make such elections for tax purposes as are deemed appropriate and in our best interest.  The Plan of Dissolution directs us to notify all jurisdictions of any withdrawals related to qualification to do business~~,~~ and file final Company tax returns and reports as required.

Estimated Liquidating Distributions

MANY OF THE FACTORS INFLUENCING THE AMOUNT OF CASH DISTRIBUTED TO CLASS A UNIT MEMBERS AS A LIQUIDATING DISTRIBUTION CANNOT CURRENTLY BE QUANTIFIED WITH CERTAINTY AND ARE SUBJECT TO CHANGE.  ACCORDINGLY, YOU WILL NOT KNOW THE EXACT AMOUNT OF ANY LIQUIDATING DISTRIBUTIONS YOU MAY RECEIVE AS A RESULT OF THE PLAN OF DISSOLUTION WHEN YOU VOTE ON THE PROPOSAL TO APPROVE THE DISSOLUTION AND LIQUIDATION OF THE COMPANY.  YOU MAY RECEIVE SUBSTANTIALLY LESS THAN THE AMOUNT CURRENTLY ESTIMATED.

As of [December 31, 2012], we had approximately $____ million in assets and approximately $____ million of accrued liabilities, determined on a going concern bass in accordance with generally accepted accounting principles.  We anticipate using cash, and current assets converted to cash through the end of the liquidation process, for a number of items, including without limitation the following:

●	Paying, resolving and providing financial assurances reasonably calculated to satisfy Claims.

●	Ongoing operating, overhead and administrative expenses.

●	Severance and termination benefits afforded to terminated employees (a total of $1,753,096 was paid in fourth quarter of 2012 as severance benefit to executive officers).

●	Operating lease obligations related to our principal offices.

●	Purchasing insurance policies and coverage for periods subsequent to the Effective Date.

●	Expenses incurred in connection with the dissolution and our liquidation.

●	Professional, legal, tax, accounting, and consulting fees.

The following projected liquidating distribution analysis assumes that our Class A unit members approve the Plan of Dissolution.  We intend to sell our remaining non-cash assets for the best price available as soon as reasonably practicable after the Effective Date.  The amount of any contingency reserve established by the Liquidation Manager will be deducted before determining amounts available for distribution to members.  Based on the foregoing, if the Plan of Dissolution is approved, we estimate that the aggregate amount of cash distributions to our Class A unit members by the target date of June 30, 2014, will be in the range of $0 to $3.75 per Class A unit.  However, uncertainties as to the precise net value of our assets, the ultimate amount of our liabilities, the amount of operating costs during the liquidation and winding-up process and the related timing to complete such transactions (including whether the final liquidation date has to be extended to December 31, 2014, or beyond) make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to our members or the timing of any such distribution.  If our Class A unit members do not approve the Plan of Dissolution, no liquidating distributions will be made pursuant to the Plan of Dissolution.

If the Dissolution Proposal is approved and the Plan of Dissolution is effective, the Company will change its basis of accounting from going-concern basis, which contemplates realization of assets and satisfaction of liabilities in the normal course of business, to liquidation basis of accounting.  Under the liquidation basis of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their estimated settlement amounts.  As a result, the value of our assets and liabilities may be materially lower and higher, respectively, under the liquidation basis of accounting than currently reflected on our balance sheet on a going-concern basis.

The management of the Company has prepared the prospective financial information set forth below to present the potential distributable proceeds available for distribution to members as a result of the liquidation and the dissolution of the Company.  The prospective financial information was not prepared with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information.  This information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the prospective financial information.  Neither the Company’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information. As shown below, you may not receive any liquidating distributions even if our Class A unit members approve the Plan of Dissolution.

Projected Class A Member Unit Distribution Based on June 30, 3014 Target Date for Liquidation

		Low Range	High Range
		of Net Proceeds	of Net Proceeds
	Ref	For Distribution	For Distribution

Net cash on hand	(a)	$11,600,000	$11,600,000
Net current sale proceeds from remaining assets	(b)	$-	$31,000,000
Total cash plus net proceeds from asset sales		$11,600,000	$42,600,000

Liquidation costs and expenses	(c)	$(5,400,000)	$(8,200,000)

Projected Liabilities and Obligations	(d)	$(6,200,000)	$(6,900,000)

Other Unit Class Distributions	(e)
Class B / Units		$-	$(300,000)
Class C/D Units		$-	$(600,000)

Total liquidation expenses & deductions		$(11,600,000)	$(16,000,000)

Estimated Class A cash distribution		$0	$26,600,000

Class A units outstanding		$7,100,000	$7,100,000

Estimated distribution per Class A unit		$0	$3.75

(a)	Estimated cash on hand net of current liabilities.

(b)
Estimated net proceeds to be realized from a sale of the Company’s ownership interest in KEM, Lake Tam and MRLLC (or the assets of those entities) based on expected initial payment at closing and by the assumption of liabilities associated with the assets and operations of KEM, Lake Tam and MRLLC.  Additional future payments could be in the form of a deferred purchase price, installment payments, or royalties, which may be monetized at some point in the liquidation process..

(c)
Liquidation costs and expenses include all estimated compensation to employees and consultants, professional fees and expenses, insurance expenses and other operating expenses from January 1, 2013 through June 30, 2014.  The Company anticipates expenses associated with audit and tax services, company legal support and fees to the Board of Managers to be reduced from current levels.

(d)	As of December 31, 2012, current reserves for actual and contingent liabilities of the Company and its subsidiaries were $_________.

(e)	Pursuant to the Restated Agreement, the Class B and C/D units of the Company have a formula-based distribution right on the sale of the Company’s assets, payable in priority over the Class A units.

Pursuant to the Plan of Dissolution, we intend to liquidate all of our remaining non-cash assets and, after paying or making reasonable provision for the payment of Claims against and obligations of the Company as required by law, and distribute any remaining cash to members.  We may defend suits and incur Claims, liabilities and expenses (such as salaries and benefits, managers’ and officers’ insurance, payroll and local taxes, facilities expenses, legal, accounting and consulting fees, rent, and miscellaneous office expenses) following approval of the Plan of Dissolution and until the Certificate of Cancellation is filed.  Satisfaction of these Claims, liabilities and expenses will reduce the amount of cash available for ultimate distribution to members.  While we cannot predict the actual amount of our liabilities, other obligations and expenses and Claims against us, we believe that available cash and any amounts received from the sale of our remaining non-cash assets will be adequate to provide for the satisfaction of our liabilities, other obligations and expenses and Claims against us and that we will make one or more cash distributions to members.

We are not able to predict with certainty the precise nature, amount or timing of any distributions.  A range of approximately $0 up to $3.75 per Class A unit is our current best current estimate of the aggregate amount of cash that will ultimately be available for distribution to Class A unit members by our target date of June 30, 2014 to complete liquidation. It is possible that a material portion of any purchase price for the non-cash assets will be in the form of  an installment, deferred, loan or royalty payment payable over time.  Depending on the timing and amount of such deferred payment, distributions to Class A unit members may be higher than our estimates.  If the amount of our liabilities or the amounts that we expend during the liquidation are greater than we anticipate, our members may receive substantially less than the amount currently estimated.  Neither the Board nor the Plan of Dissolution has established a firm timetable for any interim or final distributions to members.  The target date to complete liquidation is June 30, 2014, but that date could be extended to December 31, 2014, or beyond.  We note that the projected initial term of the Company under the Restated Agreement is three years from the Effective Date (early 2016).  Subject to contingencies inherent in winding up our business, the Liquidation Manager intends to authorize any distributions as promptly as reasonably practicable in our best interests and the best interests of the members.  The Liquidation Manager, in its discretion, will determine the nature, amount and timing of all distributions.

Conduct of the Company Following Dissolution

If the Plan of Dissolution is approved, our company existence will continue but we may not carry on any active trade or business except that appropriate to wind-up and liquidate our business and affairs, including, without limitation, (i) to preserve or protect its assets; (ii) to enhance the value of its assets as part of an anticipated sale or disposition of such assets; (iii) to wind up its business and affairs; (iv) to identify, discharge, pay or make reasonable provision for all of its liabilities; and (v) subject to legal requirements, to distribute our remaining property among the members.  Solely in furtherance of the foregoing, the Company may, as part of the dissolution process, directly or indirectly engage in iron ore mining and/or in the recycling and processing of mine tailings at the Company’s Eagle Mountain property.  After the winding-up process is completed, we will file a Certificate of Cancellation with the Delaware Secretary of State.

Sale of Remaining Assets

Our current Operating Agreement expressly provides that no consent of members is required for the sale or disposition of any sale or disposition of assets, even if such sale or disposition involves all or substantially all of the assets of the Company. The Plan of Dissolution gives the Liquidation Manager the authority to dispose of all of our remaining property and assets.  Class A unit member approval of the Plan of Dissolution will constitute ratification of the prior approval of the disposition of all of our remaining property and assets on such terms and at such prices as the Liquidation Manager, without further member approval, may determine.  We may contract with one or more third parties to assist us in selling any remaining non-cash assets on such terms as are approved by the Liquidation Manager.  We may conduct sales by any means, including by competitive bidding or private negotiations, to one or more purchasers in one or more transactions over a period of time.

Contingency Reserve

Under the DLLCA, we are required, in connection with our dissolution, to satisfy or make reasonable provision for the satisfaction of all Claims and liabilities.  We also are required to provide security in an amount that is “reasonably likely” to be sufficient to provide compensation for any unknown Claims that are likely to arise or to become known within ten years after the date of dissolution. Following the Effective Date, we will pay all expenses and other known liabilities and establish a contingency reserve, consisting of cash or other assets, that the Liquidation Manager believes will be adequate for the satisfaction of all current, contingent or conditional Claims and liabilities.  We also may seek to acquire insurance coverage and take other steps the Liquidation Manager determines are reasonably calculated to provide for the satisfaction of the reasonably estimated amount of such liabilities.  At this time, we are not able to provide a precise estimate of the amount of the contingency reserve or the cost of insurance or other steps that may be undertaken to make provision for the satisfaction of liabilities and Claims, but any such amount will be deducted before the determination of amounts available for distribution to members.

The actual amount of the contingency reserve may vary from time to time and will be based upon estimates and opinions of the Liquidation Manager, derived from consultations with management and outside experts, if the Liquidation Manager determines that it is advisable to retain such experts, and a review of our estimated contingent liabilities and estimated ongoing expenses, including, without limitation:  anticipated salary, retention, compensation and benefits payments; estimated investment banking, auction broker, legal and accounting fees; rent; payroll and other taxes; miscellaneous office expenses; facilities costs; expenses accrued in connection with the preparation of our financial statements; and costs related to public company reporting matters.  We anticipate that expenses for professional fees and other expenses of liquidation may be significant.  From time to time, we may distribute to members on a pro rata basis any portions of the contingency reserve that the Liquidation Manager deems no longer necessary to reserve for unknown Claims.

Potential Liability of Class A Unit Members for Distributions

Under the DLLCA, if the amount of the contingency reserve and other measures calculated to provide for the reasonable satisfaction of liabilities and Claims are insufficient to satisfy the aggregate amount ultimately found payable in respect of our liabilities and Claims against us, a member could be held liable for a period of three years from the date of the wrongful distribution for amounts due to creditors up to the amounts distributed to such member under the Plan of Dissolution if the member knew the distribution of assets to it was in violation of the DLLCA.

So long as we dispose of our Claims in accordance with the DLLCA, the potential for member liability regarding a distribution continues for three years after the date of the distribution.  Under the DLLCA, our dissolution does not remove or impair any remedy available against the Company, its managers, officers or members for any right or Claim existing, or any liability incurred, prior to such dissolution or arising thereafter, unless the action or other proceeding thereon is not commenced within ten years after the Effective Date.

If we were held by a court to have failed to make adequate provision for expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeded the amount available from the contingency reserve, a creditor could seek an injunction against us to prevent us from making distributions to members in accordance with the Plan of Dissolution.  Any such action could delay and substantially diminish liquidating distributions to members.

Reporting Requirements

Whether or not the Plan of Dissolution is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even though compliance with such reporting requirements is economically burdensome and of minimal value to members.  If our Class A unit members approve the Plan of Dissolution, in order to curtail expenses, we intend, on or about the Effective Date, to seek relief from the SEC to suspend our reporting obligations under the Exchange Act, and ultimately to terminate the registration of our Class A units.  We anticipate that, if granted such relief, we would continue to file current reports on Form 8-K to disclose material events relating to our dissolution and liquidation along with any other reports that the SEC might require.  If we are unable to suspend our obligation to file periodic reports with the SEC, we will be obligated to continue complying with the applicable reporting requirements of the Exchange Act and will be required to continue to incur the expenses associated with these reporting requirements, including legal and accounting expenses, which will reduce the cash available for distribution to members.

Closing of Transfer Books

Upon the effectiveness of the Restated Agreement, sales, exchanges, hypothecations or other transfers of the Class A units will be prohibited.  Thereafter, certificates representing Class A units will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new unit certificates.

The filing of the Certificate of Cancellation with the Delaware Secretary of State will result in the automatic cancellation of all of the outstanding units of the Company (and all certificates representing such units), without further action on the part of the Company or its members.  Prior to the filing of the Certificate of Cancellation, the Liquidation Manager, in his absolute discretion, may require the members to:  (i) surrender their certificates evidencing their units to the Company; or (ii) furnish the Company with evidence satisfactory to the Liquidation Manager of the loss, theft or destruction of such certificates, together with such surety bond or other security in indemnity as may be required by and satisfactory to the Liquidation Manager.

If the surrender of unit certificates will be required following the dissolution, we will send you written instructions regarding such surrender.  Any distributions otherwise payable by us to members who have not surrendered their units certificates, if requested to do so, may be held in trust for such members, without interest, pending the surrender of such certificates (subject to escheat pursuant to the laws relating to unclaimed property).

No Appraisal Rights

Under the DLLCA, Class A unit members are not entitled to assert appraisal rights with respect to the dissolution and liquidation.

Regulatory Approvals

We are not aware of any United States federal or state regulatory requirements or governmental approvals or actions that may be required to consummate the dissolution and liquidation, except for compliance with applicable SEC regulations in connection with this proxy statement and compliance with the DLLCA.

Interests of Management in the Dissolution of the Company

Transition Employment Agreements

All of our officers and employees are currently employed by Business Staffing, Inc. (“BSI”) and leased to the Company.  BSI was established in 2001 in connection with the conversion of Kaiser Ventures Inc. to a limited liability company. BSI is an administrative services company whose only business is currently to provide employees to the Company. BSI is reimbursed by the Company, without mark-up, only for the expenses it incurs in providing services for the benefit of the Company and its subsidiaries.  Effective as of the close of business on December 31, 2010, the Company sold the BSI subsidiary to Richard Stoddard, James Verhey and to Tri-C, LLC, a limited liability company controlled by Terry Cook. Messrs. Stoddard, Verhey and Cook are the executive officers of the Company. In contemplation of the proposed Plan of Dissolution, each of the Company’s executive officers entered into Transition Employment Agreements with BSI.

Stoddard Agreement. Effective January 1, 2013, Richard E. Stoddard, the Company’s Chief Executive Officer, President and Chairman of the Board of Managers, entered into a Transition Employment Agreement with Business Staffing, Inc., which replaced his employment agreement that was entered into on January 1, 2007 (and subsequently amended).  The Transition Employment Agreement will remain in effect until the last day of the calendar month in which our Class A unit members approve the Plan of Dissolution.  In exchange for entering into the Transition Employment Agreement, Mr. Stoddard was paid $766,935 to which he was entitled as severance compensation under his previous employment agreement by BSI and the Company previously funded such amount to  BSI for this expense.

Under the Transition Employment Agreement, Mr. Stoddard’s base salary is reduced to $242,695 until such time as specified assets of the Company are sold, and will be further reduced to $182,021 thereafter.  Mr. Stoddard’s participation in the performance based incentive bonus program and annual grant of Class A units has been eliminated.  Mr. Stoddard continues to receive medical, dental, vision, life and long-term disability insurance benefits; 401(k) and other benefits.  His commuting costs and any rental car and lodging costs will continue to be paid by BSI and reimbursed by the Company.

The Transition Employment Agreement will terminate  upon the expiration of its term (which would include termination on the last day of the calendar month in which the Effective Date occurs) or upon Mr. Stoddard’s death or permanent disability.  If Mr. Stoddard’s employment is terminated for any reason he (or in the case of his death, his dependents) will continue to receive health, dental, vision and life insurance benefits for two years.    In case of disability, Mr. Stoddard will continue to receive his salary and benefits, reduced by any short-term or long-term disability payments.

Verhey Agreement.   Effective January 1, 2013, James F. Verhey, the Company’s Executive Vice President-Finance and Chief Financial Officer, entered into a Transition Employment Agreement with Business Staffing, Inc., which replaced his employment agreement that was entered into on January 1, 2007 (and subsequently amended).  The Transition Employment Agreement will remain in effect until April 30, 2013 unless extended in accordance with its terms.  In exchange for entering into the Transition Employment Agreement, Mr. Verhey was paid $351,626 to which he was entitled as severance compensation under his previous employment agreement by BSI and the Company previously funded such amount to BSI for this expense.

Under the Transition Employment Agreement, Mr. Verhey’s base salary is reduced to $160,000.  Mr. Verhey’s participation in the performance based incentive bonus program and annual grant of Class A units has been eliminated.  Mr. Verhey continues to receive medical, dental, vision, life and long-term disability insurance benefits; 401(k) and other benefits; his commuting costs and any rental car and lodging costs will continue to be paid by BSI and reimbursed by the Company. In addition, Mr. Verhey is entitled to reimbursement of the cost of a comprehensive medical physical and appropriate tests if undertaken on or before March 31, 2013.

The Transition Employment Agreement for Mr. Verhey will terminate upon expiration of its term (as it may be extended) and upon Mr. Verhey’s death or permanent disability.  If Mr. Verhey’s employment is terminated for any reason, he (or in the case of his death, his dependents) will continue to receive health, dental, vision and life insurance benefits for two years. In case of disability, Mr. Verhey will continue to receive his salary and benefits, reduced by any short-term or long-term disability payments.

Cook Agreement.  Effective January 1, 2013, Terry L. Cook, the Company’s Executive Vice President – Administration, General Counsel and Company Secretary, entered into a Transition Employment Agreement with Business Staffing, Inc., which replaced his employment agreement that was entered into on January 1, 2007 (and subsequently amended).  The Transition Employment Agreement will remain in effect until the earlier of the date of which the Certificate of Cancellation is filed by the Company or June 30, 2014, subject to extension by the Liquidation Manager on a month-to-month basis to a date not later than December 31, 2014.  In exchange for entering into the Transition Employment Agreement, Mr. Cook was paid $634,535 to which he was entitled as severance compensation under his previous employment agreement by BSI and the Company previously funded such amount to  BSI for this expense.

Under the Transition Employment Agreement, Mr. Cook’s base salary is reduced to $200,798 until January 1, 2014, when it will be further reduced to $100,398 thereafter.  Mr. Cook’s participation in the performance based incentive bonus program and annual grant of Class A units has been eliminated.  Mr. Cook continues to receive medical, dental, vision, life and long-term disability insurance benefits; 401(k) and other benefits.. In addition, Mr. Cook is entitled to reimbursement of the cost of a comprehensive medical physical and appropriate tests if undertaken on or before March 31, 2013.

The Transition Employment Agreement will terminate upon expiration of its term and upon Mr. Cook’s death or permanent disability.  If Mr. Cook’s employment is terminated for any reason, he (or in the case of his death, his dependents) will continue to receive health, dental, vision and life insurance benefits for two years.  In case of disability, Mr. Cook will continue to receive his salary and benefits, reduced by any short-term or long-term disability payments.

Liquidation Manager Agreement

The Company and Mr. Stoddard have entered into a Liquidation Manager Agreement whereby Mr. Stoddard will become the Liquidation Manager and may also serve as an officer with direct responsibility for the liquidation of the Company’s assets and for winding up our business and affairs.   Such Agreement will be effective the business day after our Class A unit members approve the Plan of Dissolution and the Restated Agreement.  As compensation for his services as Liquidation Manager, the Company has agreed to pay Mr. Stoddard a consulting fee of $23,000 per month until such time as specified assets of the Company are sold, and $17,500 per month thereafter.  Payments of the consulting fee will be made in arrears.  The target date to cease paying the Liquidation Manager’s monthly consulting fee is on or before June 30, 2014, but such date may be extended to December 31, 2014, if a transaction for the Company’s remaining assets is reasonably likely to occur or if the liquidation process still otherwise has remaining material outstanding issues to be resolved.  In no event may the monthly consulting fee extend beyond December 31, 2014.  Upon termination of the Liquidation Manager’s monthly consulting fee, the Liquidation Manager may continue to perform his duties and obligations as Liquidation Manager, and will thereafter be compensated on a contingent basis as provided in a separate agreement between the Company and the Liquidation Manager.  The Company also has agreed to reimburse Mr. Stoddard for all reasonable out-of-pocket expenses he incurs in connection with his duties and obligations as Liquidation Manager.  The Company will continue to indemnify Mr. Stoddard during his term of service as Liquidation Manager in accordance with the existing indemnification agreement between Mr. Stoddard and the Company, and to the maximum extent permitted by law.

The Liquidation Manager Agreement (other than the indemnification obligations, which survive in accordance with their terms) will terminate on the first to occur of:

●	Mr. Stoddard’s resignation, death, permanent disability or removal;

●	The filing of the Certificate of Cancellation; or

●	Thirty days after the Company has sold or transferred all of its assets and a separate entity has assumed all of the claims against and obligations of the Company.

Member Representative

On the Effective Date, Terry L. Cook will be appointed as the Member Representative.  Mr. Cook will not receive separate compensation for his role as the Member Representative.  However, the Company will indemnify Mr. Cook during his term of service as the Member Representative in accordance with the existing indemnification agreement between Mr. Cook and the Company, and to the maximum extent permitted by law.

Holdings of Class C Units

Our current officers and managers as of December 31, 2012 hold 100% of our outstanding Class C units.  See “Security Ownership of Certain Beneficial Owners and Management.”  Only one beneficial owner of 5% or more of the Class A units holds Class C units.  Upon the sale of certain of the Company’s assets at a price equal to or greater than certain minimum sales prices, additional compensation payments will be made to holders of the Company’s Class B, C and D units in accordance with their respective terms.  The Company’s outstanding Class B, C and D units are reflected on the Company’s balance sheet as equity securities and were designed and implemented to replicate the cash distributions the holders of such units would have received under certain former long-term transaction incentive plans. These former plans provided for bonus payments as a result of the sale of certain assets at prices above certain minimum threshold requirements.  Payments required on the Class B, C and D units are required to be made before distributions to holders of Class A units.   For additional information regarding the Class B, C and D units, please see “Note 11. Equity” and “Note 14. Commitments And Contingencies—Contingent Distributions on Class B, C and D units” to the consolidated financial statements included in our most recent annual report on Form 10-K attached as Annex E to this proxy statement.

General

Following the dissolution and liquidation, we will continue to indemnify our managers, officers, employees, consultants and agents, along with the Liquidation Manager and the Member Representative, in accordance with our Restated Agreement and contractual arrangements for actions taken in connection with the Plan of Dissolution and the winding up of our business and affairs.  As part of the dissolution process, we may purchase insurance policies and coverage for periods after the Effective Date.

See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the number of Class A units owned by our managers and executive officers.

Accounting Treatment

Upon our dissolution, we plan to change our basis of accounting from the going-concern basis, which contemplates realization of assets and satisfaction of liabilities in the normal course of business, to the liquidation basis effective as of the earliest date permitted in accordance with generally accepted accounting principles.  Under the liquidation basis of accounting, assets are stated at the lower of their carrying value or their estimated net realizable values and liabilities are stated at their estimated settlement amounts. Recorded liabilities will include the estimated costs associated with carrying out the Plan of Dissolution.  For periodic reporting, a statement of net assets in liquidation will summarize the liquidation value per outstanding Class A units.  Valuations presented in the statement will represent management’s estimates, based on then present facts and circumstances, of the net realizable values of assets and costs associated with carrying out the Plan of Dissolution based upon management’s assumptions.

The valuation of assets and liabilities will require many estimates and assumptions, and there will be substantial uncertainties in carrying out the provisions of the Plan of Dissolution. The estimated net realizable value of the Company’s assets and the estimated settlement amounts for liabilities are expected to differ from estimates recorded in interim financial statements.

Certain Material United States Federal Income Tax Consequences

The following discussion is a general summary of the material United States federal income tax consequences to the Company and the Class A unit holders relating to the dissolution and liquidation of the Company pursuant to the Plan of Dissolution.  The discussion does not address all of the United States federal income tax considerations that may be relevant to particular Class A unit holders in light of their particular circumstances, or to Class A unit holders that are subject to special treatment under United States federal income tax laws, including, without limitation, financial institutions, persons that are partnerships or other pass-through entities, non-United States individuals and entities, or persons who acquired their Class A units through compensatory arrangements. Furthermore, this discussion does not address any United States federal estate and gift or alternative minimum tax consequences or any state, local or foreign tax.

Tax Consequences Resulting From the Sale of Company Assets.

When Company assets are sold, the Company will recognize taxable income or loss as a result of such sale.  The Company will recognize income from the sale if, and to the extent, (i) the sum of the cash and other property received in exchange for the asset sold, plus the amount of liabilities assumed by the purchaser (or to which the asset is subject when acquired by the purchaser) (the “Amount Realized”), exceeds (ii) the Company’s adjusted basis in the asset.  The Company will recognize loss from the sale if, and to the extent, (x) the Company’s adjusted basis in the asset exceeds (ii) the Amount Realized.  Such Company income or loss will pass-through and be allocated to the Class A unit holders in accordance with the Restated Agreement.

Generally, it is expected that a substantial portion of the income or loss recognized by the Company and passed-through to the Class A unit holders with respect to the sale of Company assets will be characterized as capital gain or loss. However, the sale of the Company’s interests in KEM, Lake Tam and MRLLC, assuming such entities are taxed as partnerships for federal income tax purposes, could result in ordinary income being recognized by the Company and passed-through to the Class A unit holders.

Tax Consequences of Company Distributions.

Distributions from the Company to a Class A unit holder generally will not be taxable to the Class A unit holder to the extent of such holder’s income tax basis in his, her or its Class A units, as determined immediately before the distribution.  Cash distributions, including the value of marketable securities distributed, in excess of such basis generally will result in taxable gain from the sale or exchange of Class A units equal to the amount of such excess.

A loss is not permitted to be recognized by a Class A unit holder with respect to a distribution or distributions to the Class A unit holder unless the liquidating distribution or distributions consist of only money, including marketable securities, unrealized receivables (as defined in section 751(c) of the Code) and/or substantially appreciated inventory (as defined in section 751(d) of the Code), and all liquidating distributions have been received by the Class A unit holder resulting in the complete liquidation of the holder’s Class A units for income tax purposes.  Where a holder’s Class A units are to be liquidated by a series of distributions, the Class A units will not be considered liquidated for income tax purposes and no loss will be allowed until the final distribution has been received.   If a loss is permitted upon the complete liquidation of Class A units as described in this paragraph, the loss recognized will equal the excess of (i) the adjusted basis of the holder’s Class A units over (ii) the sum of the money, including the value of marketable securities, distributed to the holder and the basis to the holder (as determined under section 732 of the Code) of the unrealized receivables and the substantially appreciated inventory, if any, distributed to the holder. Generally, no gain or loss will be recognized by the Company upon distributions of its own assets in dissolution.

To the extent the sale of an asset of the Company is made subject to a Company liability, or in connection with the assumption of a liability of the Company by the purchaser, each Class A unit holder will be deemed for tax purposes to receive a distribution from the Company equal to the Class A unit holder’s share of such liability for tax purposes. The deemed distribution may result in taxable gain to the Class A unit holder to the extent the deemed distribution exceeds the Class A unit holder’s tax basis in Class A units.  Thus, a Class A unit holder may be required to recognize income as the result of a deemed distribution even though no cash is actually distributed.  Special tax rules apply in determining the timing of a deemed distribution resulting from a reduction in a Class A unit holder’s share of Company liabilities.

Distributions May Be Less Than Taxes.

Distributions to the Class A unit holders after Company expenses and repayment of the Company’s debts may be less than the gain recognized by a Class A unit holder (or the resulting tax liability) in connection with the dissolution and liquidation of the Company pursuant to the Plan of Dissolution.  Accordingly, a Class A unit holder may be required to use funds from sources other than Company distributions to pay such holder’s tax liabilities resulting from the dissolution and liquidation of the Company pursuant to the Plan of Dissolution.

Suspended Tax Losses.

If a Class A unit holder has suspended tax losses, tax credits, or other items of tax benefit with respect to the Class A units, it is possible that these items may reduce any tax liability that arises with respect to gain, if any, recognized in connection with the dissolution and liquidation of the Company pursuant to the Plan of Dissolution and the complete liquidation of the Class A units.  The determination of whether a Class A unit holder is entitled to use suspended tax losses, tax credits, or other items of tax benefit will depend upon each Class A unit holder’s individual circumstances.

WE URGE EACH CLASS A UNIT HOLDER TO CONSULT HIS, HER OR ITS TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE DISSOLUTION AND LIQUIDATION OF THE COMPANY PURSUANT TO THE PLAN OF DISSOLUTION, INCLUDING THE APPLICATION OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

IRS CIRCULAR 230 NOTICE. To ensure compliance with requirements imposed by the IRS, we inform you that any U.S. federal tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Code.  The advice contained in this communication was written to support the promotion or marketing of the transactions or matters addressed by the advice.  Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

Required Vote

All holders of the Company’s Class A units as of the Record Date are entitled to vote on the Dissolution Proposal.  The approval of the dissolution and liquidation pursuant to the Plan of Dissolution requires the affirmative vote of a majority of all of the outstanding Class A units.  Abstentions and broker non-votes will have the same effect as votes against the Dissolution Proposal.  It is intended that Class A units represented by the enclosed form of proxy card will be voted in favor of the Dissolution Proposal unless otherwise specified in such proxy card.

Recommendation of the Board of Managers

The Board has determined that the voluntary dissolution and liquidation of the Company pursuant to the Plan of Dissolution is advisable and in our best interests and the best interests of the members.

THE BOARD OF MANAGERS HAS APPROVED THE DISSOLUTION AND LIQUIDATION PURSUANT TO THE PLAN OF ATTACHED TO THIS PROXY STATEMENT AS ANNEX A AND UNANIMOUSLY RECOMMENDS THAT CLASS A UNIT MEMBERS VOTE “FOR” APPROVAL OF THE DISSOLUTION AND LIQUIDATION OF THE COMPANY PURSUANT TO THE PLAN OF DISSOLUTION.

PROPOSAL 2 — TO APPROVE THE AMENDMENT AND RESTATEMENT
OF THE COMPANY’S OPERATING AGREEMENT

General

At the meeting, you will be asked to approve the amendment and restatement of  the Company’s Operating Agreement in connection with the Plan of Dissolution.  On January 15, 2013, the Board of Managers approved, subject to Class A unit member approval, the Restated Agreement in the form of Annex B attached to this proxy statement.  The material changes to the Operating Agreement effected by the Restated Agreement are summarized below.  In addition, a marked version identifying the changes to the current Operating Agreement that would be effected by the Restated Agreement is attached as Annex C.  We urge Class A unit members to read the Restated Agreement and review the changes from the current Operating Agreement carefully and in their entirety.

Background and Purpose of Amendments

In connection with the adoption of the Plan of Dissolution, the Board of Managers reviewed the Company’s current Operating Agreement and identified provisions that were inconsistent with a company in dissolution or incorrect under Delaware law.  As a result, the Board of Managers approved the Restated Agreement, subject to Class A unit member approval, to govern the Company while it is completing the winding-up process.  The primary purpose of the amendments is to reflect the Company’s status as a company in dissolution following approval of the Plan of Dissolution by our Class A unit members, including limiting the authority and obligations of the Company, its executive officers and the Liquidation Manager to dissolving and winding up the Company’s business and affairs.  The effectiveness of the Restated Agreement is conditioned upon the approval of the Plan of Dissolution by the Class A unit members.  Even if the Restated Agreement is approved by the Class A unit members, it will not become effective unless the Plan of Dissolution is also approved.

Summary of Proposed Amendments

Section 1.3 of the Operating Agreement currently provides for the term of the agreement, and therefore the Company, to be perpetual.  The Restated Agreement would revise this section to provide that the term of the agreement, and therefore the Company, shall terminate upon the earliest of: (i) such time as termination is required by the DLCCA; (ii) the distribution of all the Company’s assets and the filing of a Certificate of Cancellation by the Company with the Delaware Secretary of State pursuant to the Plan of Dissolution; or (iii) three (3) years from the Effective Date, subject to such extensions at the option of the Liquidation Manager as may be permitted by applicable law and may be approved by the Member Representative.

Section 1.6 of the Operating Agreement currently provides that the purpose of the Company is to engage in any lawful activity for which a limited liability company may be organized under the DLLCA.  The Restated Agreement would revise this section to provide that the purpose of the Company is to dispose of its assets and make provision for its liabilities as required by the DLCCA, to wind up its business and affairs and to dissolve.  The Company has no objective to continue or engage in the conduct of an active trade or business, except to the limited and reasonable extent necessary to preserve or protect its assets; to reasonably enhance the value of its assets as part of an anticipated sale or disposition of such assets; wind up its business and affairs; to discharge, pay or make provision for all of its liabilities; and to distribute its assets in accordance with the Plan of Dissolution and the Restated Agreement.  Solely in furtherance of the foregoing, the Company may, as part of the dissolution process, directly or indirectly engage in iron ore mining and/or in the recycling and processing of mine tailings at the Company’s Eagle Mountain property to the limited extent necessary to preserve or enhance the value of our assets in connection with a sale of such assets.

Article 6 of the Operating Agreement currently contains a number of provisions relating to meetings of members which would be deleted by the Restated Agreement.  Meetings of members would no longer be required for any purpose or contemplated following the Effective Date.

Section 6.1 of the Operating Agreement currently provides that no new members may be admitted unless they are approved by the Board of Managers, make any required capital contribution and become a party to the Operating Agreement.  The Restated Agreement would revise this section to provide that the Company may not admit any new members under any circumstances.

Section 6.3 of the Operating Agreement as amended by the Restated Agreement provides for the appointment of Terry L. Cook (currently Executive Vice President – Administration, General Counsel and Company Secretary) as the Member Representative of each member to:

●
give and receive notices (including any consents, approvals, and cooperation) to the extent required by the Operating Agreement and the Plan and Dissolution (except to the extent that this Agreement expressly contemplates that any such notice or communication shall be given or received by a member individually) including, without limitation (a) the removal of the Liquidation Manager for cause (as that term is defined in the Liquidation Manager Agreement attached hereto as Annex D), (b) the appointment of a new Liquidation Manager, (c) the agreement of any modification or amendment to the Liquidation Manager Agreement, (d) the extension of the term of the Restated Agreement at the request of the Liquidation Manager, (e) the exercise of the power of a Majority of the Class A unit members to approve any amendment of the Restated Agreement, (f) the approval of any transaction between the Company and the Liquidation Manager, and (g) the appointment of a tax matters partner.

●	act for and on behalf of the members to the extent necessary and provided for in the Plan of Dissolution; and

●
take all actions necessary or appropriate in the reasonable, good faith judgment of the Member Representative for the accomplishment of the foregoing, in each case without having to seek or obtain the consent of any member.

The Member Representative shall not have any liability to the Company or to the members, except in the event of a breach by the Member Representative of his obligations under the Operating Agreement or the Plan of Dissolution.  The Member Representative will have no fiduciary obligation to the members, the Company or the Liquidating Manager and may make the decisions and take the actions required under the Operating Agreement or the Plan of Dissolution on behalf of the members based on his reasonable, good faith judgment.  In the event of the resignation, death, disability or breach of the Restated Agreement by the person serving as the Member Representative, the Liquidation Manager shall promptly replace the Member Representative by appointing as the successor Member Representative either (as determined by the Liquidating Manager in his sole discretion) (i) a current or former executive officer of the Company who also holds Class A units on the date of his or her appointment, or (ii) the holder (or his designated representative) of at least five percent (5%) of the outstanding Class A units on the date of his or her appointment.  The resigning Member Representative shall provide his successor with (or with copies of) such of its records as his successor requires to carry out his functions under the Restated Agreement and the Plan of Dissolution.

Section 7.1.1 of the Operating Agreement currently grants the Board of Managers broad general authority to control the business and affairs of the Company. The Restated Agreement would eliminate the Board of Managers and instead designate a Liquidation Manager with the authority to:

●
cause the Company to sell, convey, transfer and deliver or otherwise dispose of any and/or all of the assets of the Company in one or more transactions, without further approval of the Company’s members;

●
not engage in any business activities except to the extent necessary to preserve the value of its assets (or to reasonably enhance the value of its assets as part of the  anticipated sale or disposition of such assets), wind up its business and affairs, discharge, to retain and set aside such funds out of the Company’s assets as the Liquidation Manager shall deem necessary or expedient to pay;

●	provide for the payment of (i) unpaid claims, expenses, charges, liabilities and obligations of the Company; and (ii) the expenses of administering the Company’s assets;

●
determine the nature and amount of the consideration to be received with respect to the sale or other disposition of, or the grant of interest in, the Company’s assets and to determine conclusively from time to time the value of and to revalue the securities and other property of the Company, in accordance with independent appraisals or other information as he deems necessary or appropriate;

●
cause the Company to do and perform any and all acts necessary or appropriate for the conservation and protection of its assets, including acts or things necessary or appropriate to maintain the assets or to exploit the assets pending sale or disposition thereof or distribution thereof to the members;

●
make appropriate efforts to resolve any contingent or unliquidated claims and outstanding contingent liabilities for which the Liquidation Manager may be responsible, dispose of the Company’s assets, make timely distributions and not unduly prolong the liquidation and dissolution of the Company;

●
cause the Company to institute or defend actions or judgments for declaratory relief or other actions or judgments and to take such other action, in the name of the Company or as otherwise required, as the Liquidation Manager may deem necessary or desirable to enforce any instruments, contracts, agreements, causes of action, or rights relating to or forming a part of the Company’s assets;

●
where necessary cancel, terminate, or amend any instruments, contracts, agreements, obligations, or causes of action relating to or forming a part of the Company’s assets, and to execute new instruments, contracts, agreements, obligations or causes of action as required; and

●
where necessary authorize transactions between corporations or other entities whose securities, or other interests therein (either in the nature of debt or equity) are held as part of the Company’s assets.

Section 7.3 of the Operating Agreement currently provides for limited liability of a Company Person (meaning a member, manager or officer of the Company) so long as such Company Person acted in good faith, in a manner he reasonably believed to be in the best interest of the Company and (for criminal proceedings) without knowledge that his conduct was unlawful.  Delaware law permits members and managers of limited liability companies to explicitly eliminate, as a matter of contract, any fiduciary duties to the other members or managers (whether of loyalty or care or any other type) so long as the implied covenant of good faith and fair dealing under the operating agreement continues.  The Operating Agreement does not currently eliminate fiduciary duties.  The Board of Managers is not aware of any current fact or circumstance which would suggest that a Company Person has not complied with his fiduciary obligations and recommends that the Operating Agreement be amended to eliminate fiduciary duties from and after the Effective Date.  This would bring the Company’s governing documents in line with Delaware law and would be an appropriate basis on which to engage the Liquidation Manager and the Member Representative to proceed with the dissolution of the Company pursuant to the Plan of Dissolution.  Accordingly, a new Section 7.3.3 has been added to the Restated Agreement to eliminate fiduciary duties of a Company Person.

Section 8.1.1 of the Operating Agreement currently sets forth the terms and conditions under which a Class A unit member may transfer his, her or its Class A units, and the procedures to be followed in making such a transfer.  The Restated Agreement would revise this section to provide that Class A unit members may not transfer their Class A units or the right to receive any distributions on Class A units, provided that the beneficial ownership of a member’s interest in units may be assignable or transferable by will, intestate succession, or operation of law and that the executor or administrator of the estate of a beneficiary may pledge, grant a security interest in, or otherwise encumber, the beneficial interest held by the estate of such beneficiary if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the beneficiary, with the written consent of, the Liquidation Manager, which consent may not be unreasonably withheld.

Section 10.2 of the Operating Agreement currently provides that the Board of Managers must file a certificate of cancellation within 90 days after the vote by the Class A unit members to approve the dissolution of the Company.  This provision is inconsistent with the DLLCA, which requires the Certificate of Cancellation to be filed once the winding-up process is complete.  The Restated Agreement would revise this section to provide that the Liquidation Manager will file the Certificate of Cancellation at the end of the Company’s life, once the liquidation and winding-up process is complete.

Effect on Class A Unit Members if Amendments Approved

If the Restated Agreement is approved by the Class A unit members and the Plan of Dissolution is also approved, the Restated Agreement will become effective immediately after adjournment of the meeting. Thereafter, the Restated Agreement will permit the Company, its executive officers and the Liquidation Manager to engage only in activities related to liquidating the Company and winding up its business and affairs.  The Company has no objective to continue or engage in the conduct of an active trade or business, except to the limited and reasonable extent necessary to preserve or protect its assets; to reasonably enhance the value of its assets as part of an anticipated sale or disposition of such assets; to wind up its business and affairs; to discharge, pay or make provision for all of its liabilities; and to distribute its assets in accordance with the Plan of Dissolution and the Restated Agreement.  Solely in furtherance of the foregoing, the Company may, as part of the dissolution process, directly or indirectly engage in iron ore mining and/or in the recycling and processing of mine tailings at the Company’s Eagle Mountain property to the limited extent necessary to preserve or enhance the value of our assets in connection with a sale of such assets.

  In addition, the Company will no longer have a perpetual existence, but a specific life span consistent with its status as a company in dissolution.

Under the Restated Agreement, Class A unit members will be prohibited from selling, hypothecating, exchanging or otherwise transferring any Class A units or the right to receive any distributions on Class A units, other than in the event of death of a member.  The Restated Agreement will also prohibit the admission of new Class A unit members.

If the Restated Agreement is approved by the Class A unit members but the Plan of Dissolution is not approved, the Restated Agreement will not become effective, and the Company’s current Operating Agreement will continue to govern the Company’s business and operations.

Removal of the Liquidation Manager

Under the Restated Agreement and the Liquidation Manager Agreement, the Liquidation Manager can only be removed for cause.  The Member Representative may remove the Liquidation Manager for cause.  In addition,  holders of at least 5% of the outstanding units may petition the Delaware Chancery Court to remove the Liquidation Manager for cause.  For purposes of the Restated Agreement, the term “cause” is defined in accordance with the Liquidation Manager Agreement which, in turn, provides that, “cause” means a willful material breach by the Liquidation Manager of any provision of the Plan of Dissolution, the Restated Agreement and the Liquidation Manager Agreement; gross negligence or dishonesty in the performance of his duties; engaging in conduct or activities or holding any position that materially conflicts with the interest of the Company, its members or creditors or materially interferes with the Liquidation Manager’s duties and responsibilities to the Company; an act of fraud or embezzlement or theft in connection with the Liquidation Manager’s services to the Company; or the conviction of the Liquidation Manager of any felony.

Restrictions on Related Party Transactions

The Restated Agreement provides that the Company shall not sell or transfer any of its assets to, or contract with, the Liquidation Manager or any person of which the Liquidation Manger is an affiliate (except the Liquidation Manger will be compensated in accordance with his Liquidation Management Agreement) unless (a) all of the material terms of such transaction are disclosed to and approved by the Member Representative and the Company receives an opinion of an independent and reputable investment bank that the financial terms of the transaction are fair to the Members; or (b) the Liquidation Manager resigns his role prior to the negotiation of the material terms of the transaction and the Member Representative appoints a new Liquidation Manager who has no interest in the proposed transaction.

Required Vote

All holders of the Company’s Class A units as of the Record Date are entitled to vote on the Restatement Proposal.  The approval of the Restatement Proposal requires the affirmative vote of a majority of all of the outstanding Class A units.  Abstentions and broker non-votes will have the same effect as votes against the Restatement Proposal.  It is intended that Class A units represented by the enclosed form of proxy card will be voted in favor of the Restatement Proposal unless otherwise specified in such proxy card.

Recommendation of the Board of Managers

The Board has determined that the Restated Agreement is advisable and in our best interests and the best interests of the members.

THE BOARD OF MANAGERS HAS APPROVED THE RESTATED AGREEMENT IN THE FORM ATTACHED TO THIS PROXY STATEMENT AS ANNEX B AND UNANIMOUSLY RECOMMENDS THAT CLASS A UNIT MEMBERS VOTE “FOR” APPROVAL OF THE RESTATED AGREEMENT.

PROPOSAL 3 — TO APPROVE CHANGING THE NAME OF THE COMPANY
TO CIL&D, LLC

To reflect that the Company is in the process of liquidating its remaining assets, the Board of Managers approved amending the Company’s Certificate of Formation to change the name of the Company to “CIL&D, LLC”, subject to the approval of the Class A unit members at the meeting.

The Name Change Proposal requires the approval of a majority of all outstanding Class A units of the Company.  Abstentions and broker non-votes will have the same effect as votes against the Name Change Proposal.  It is intended that Class A units represented by the enclosed form of proxy card will be voted in favor of the Name Change Proposal unless otherwise specified in such proxy card.

THE BOARD OF MANAGERS UNANIMOUSLY RECOMMENDS THAT CLASS A UNIT MEMBERS APPROVE THE NAME CHANGE PROPOSAL BY VOTING “FOR” APPROVAL OF PROPOSAL 3.

PROPOSAL 4 — TO APPROVE THE ADJOURNMENT
OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

At the meeting, we may ask Class A unit members to approve the adjournment of the meeting to another date, time or place, if deemed necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of the Dissolution Proposal, the Restatement Proposal and the Name Change Proposal.  Any adjournment of the meeting may be made without notice, other than by the announcement made at the meeting, if approved by the holders of the majority of the outstanding Class A units.  However, if the adjournment is for more than 30 days or a new record date for the adjourned meeting is fixed, a new notice of the adjourned meeting shall be given to each member of record entitled to vote at the adjourned meeting. If we adjourn the meeting to a later date, we will transact the same business and, unless we are required to fix a new record date, only the members who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

All holders of the Company’s Class A units as of the Record Date are entitled to vote on Proposal 4.  The approval of any adjournment of the meeting requires the affirmative vote of a majority of the Class A units present in person or represented by proxy at the meeting and entitled to vote on Proposal 4.  Abstentions and broker non-votes will have no effect on the outcome of the voting on Proposal 4. It is intended that Class A units represented by the enclosed form of proxy card will be voted in favor of Proposal 4 unless otherwise specified in such proxy card.

THE BOARD OF MANAGERS UNANIMOUSLY RECOMMENDS THAT CLASS A UNIT MEMBERS VOTE “FOR” APPROVAL OF PROPOSAL 4.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

Principal Unit Members

The following table sets forth, based upon the latest available filings with the SEC and from the Company’s Class A unit member ownership list (generally reporting ownership as of January 15, 2013), the number of Class A units owned by each person known by us to own of record or beneficially five percent (5%) or more of such units.

Name and Address of Beneficial Owner	Number of Class A Units Beneficially Owned	% of Issued and Outstanding Class A Units (1)

Ascend Capital Holdings Corporation One Montgomery St., Suite 3300 San Francisco, CA 94104	656,000	9.247%
Kaiser’s Voluntary Employees’ Beneficiary Association Trust (VEBA) (2) 9786 Sierra Avenue Fontana, CA 92335	656,987	9.25%

Pension Benefit Guaranty Corporation (PBGC) (3) J.P. Morgan Asset Management. 8044 Montgomery Road, Suite 382 Cincinnati, OH 45236	407,415	5.74%

Richard E. Stoddard 337 N. Vineyard Ave., 4th Floor Ontario, CA 91764	429,668	6.05%

Willow Creek Capital Partners 300 Drakes Landing Road, Suite 230 Greenbrae, CA 94904	756,200	10.66%

(1)
The percentage for each member is based on the total number of issued and outstanding Class A units as of January 15, 2013, of 7,096,806 which includes the 104,267 Class A units reserved but not yet distributed to the Class 4A unsecured creditors of KSC and 113,250 Class A units deemed outstanding and reserved for issuance to holders of Kaiser Ventures Inc. stock that have to convert such stock into Kaiser Ventures LLC Class A units.

(2)	VEBA received its shares in Kaiser as a creditor of the KSC bankruptcy. VEBA’s shares in Kaiser are held in trust by AST Trust Company.
(3)
PBGC received its shares in Kaiser as a creditor of the KSC bankruptcy. The Company understands that J.P. Morgan Asset Management. has a contract with PBGC pursuant to which it has full and complete investment discretion with respect to substantially all of the units owned by PBGC, including the power to vote such securities. Substantially all of the PBGC’s units are held through a nominee Beat & Co.

Management

The table below reflects the number and the percentage of the issued and outstanding Class A and C units beneficially owned by the Company’s: (1) managers; (2) named executive officers; and (3) all of its managers and executive officers as a group, as of January 15, 2013.  None of the Company’s managers or executive officers hold any of the outstanding Class B or D units.  The Company has no outstanding unit options.

	Class A Units		Class C Units(6)
Name and Address of Beneficial Owner (1)	Number (2)	% of Class (3)	Number	% of Class

Richard E. Stoddard, CEO, President & Chairman	429,668	6.05%	400	50%
Gerald A. Fawcett, Vice Chairman (4)	179,059	2.52%	0	0%
James F. Verhey, Executive Vice President – Finance & CFO	286,982	4.04%	160	20%
Terry L. Cook, Executive Vice President – Administration, General Counsel & Company Secretary	311,811	4.39%	240	30%
Sarah J. Anderson, Manager	22,500	*	0	0%
Ronald E. Bitonti, Manager (5)	67,396	*	0	0%
John Kluesener, Manager	22,500	*	0	0%
All officers and managers as a group (7 persons) (2)	1,319916	18.60%	800	100%

*	Less than one percent.
(1)	The address of each person is c/o Kaiser Ventures LLC, 337 N. Vineyard, 4th Floor, Ontario, California 91764.
(2)	The Company has no outstanding options as all previously unexercised options expired December 31, 2008.
(3)
The percentage for each individual is based on the total number of issued and outstanding Class A units (including the 104,267 Class A units which have been issued but are reserved and not yet distributed to the Class 4A unsecured creditors of KSC and 113,250 Class A units reserved for those who have yet to convert their Kaiser Inc. stock to Kaiser LLC Class A units as a result of the merger).

(4)	Mr. Fawcett retired as President and Chief Operating Officer of Kaiser effective January 15, 1998.
(5)	Mr. Bitonti is Chairman of the VEBA Board of Trustees. He disclaims any beneficial ownership interest in the units beneficially owned by VEBA.
(6)
With the adoption of the Restated Agreement, the percentage of distribution to each Class C and Class D unit holder will be “frozen” so that Messrs. Stoddard, Mr. Verhey and Mr. Cook as the owners of Class C units will respectively receive 46.8%, 18.7% and 28.1% of the total of any future distributions that may be made on the Class C and D units with the Class D units holders, Paul Shampay and Anthony Silva, former officers of the Company, receiving a total of 6.4%.

VOTING AND REVOCATION OF PROXY

A form of proxy card is enclosed.  If properly executed and received in time for voting, and not revoked, the enclosed proxy card will be voted as indicated in accordance with the directions thereon.  If no directions to the contrary are indicated on the proxy card, the persons named in the enclosed proxy card will vote all Class A units “FOR” each of the proposals.

Sending in a signed proxy card will not affect a Class A unit member’s right to attend the meeting, nor will it preclude a member from voting in person because the proxy is revocable at any time prior to the voting of such proxy card.  However, mere attendance at the meeting without voting will not revoke a proxy.  You may revoke your proxy at any time before your proxy is voted at the meeting by doing any of the following:

●	Attending the meeting and voting your units in person at the meeting. Your attendance at the meeting alone will not revoke your proxy — you must also vote at the meeting.

●	Sending a written notice of revocation to our Company Secretary at our principal offices, 337 N. Vineyard, 4th Floor, Ontario, California 91764.

●	Filing another duly executed proxy card bearing a later date with our Company Secretary at our principal offices, 337 N. Vineyard, 4th Floor, Ontario, California 91764.

If you are a Class A unit member of record and choose to revoke your proxy in writing, your written notification revoking your proxy or a later-dated signed proxy card changing your vote must be received by us by ____ [a.m.][p.m.] (Pacific Time) on __________, 2013, in order to be acknowledged and reflected in the vote.  If you are a beneficial owner of the Company’s Class A units and you instructed a broker or other nominee to vote your units, you must follow your broker’s directions for changing those instructions.

SOLICITATION OF PROXIES

The expense of this proxy solicitation will be borne by the Company.  In addition to solicitation by mail, proxies may be solicited in person or by telephone, or by our managers, officers or employees without additional compensation.  [We have retained ____________ (the “Proxy Solicitor”) as a proxy solicitor to assist us in soliciting proxies in connection with the meeting.  In accordance with its engagement by the Company, the Proxy Solicitor will perform those services normally associated with assisting a client to secure votes from members, including without limitation, contacting banks, brokers and proxy intermediaries to determine the quantity of material needed, distributing appropriate quantities of such materials, and securing available votes from these parties and from institutional and retail owners, as well as consulting with the Company regarding all aspects of this proxy solicitation.  As consideration for its services, the Proxy Solicitor will receive a fee of $____ and an additional fee of $____ per successful contact with a record or beneficial owner, including Non-Objecting Beneficial Owners, plus reimbursement of all broker bills and all reasonable out-of-pocket expenses, costs and disbursements.  We will pay the fees of the Proxy Solicitor.]

Upon request by record holders of Class A units who are brokers, dealers, banks, or voting trustees, or their nominees, we are required to pay the reasonable expenses incurred by such record holders for mailing proxy materials to any beneficial owners of Class A units.

RECORD DATE; VOTING RIGHTS

We had [7,096,806] Class A units outstanding at the Record Date.  Only Class A unit members of record at the close of business on the Record Date will be entitled to vote at the meeting.

Our current Operating Agreement requires the presence, in person or by proxy, of the holders representing a majority of all of the outstanding Class A units to establish a quorum of the Company’s Class A unit members for purposes of the meeting.  Each Class A unit outstanding is entitled to one vote on each Proposal that may be brought before the meeting.  Abstentions and broker non-votes will be counted in determining whether a quorum has been reached.

With respect to each of Proposals 1, 2 and 3, the affirmative vote of a majority of all the Class A units outstanding will be required for the proposals to pass. The approval of Proposal 4 requires the affirmative vote of a majority  the Class A units present in person or represented by proxy at the meeting and entitled to vote on Proposal 4.

Under Delaware law, the act of “voting” does not include either recording the fact of abstention or failing to vote for approval or disapproval of a proposal, whether the person entitled to vote characterizes his or her or its act as voting.  In other words, only those Class A unit members who indicate an affirmative or negative decision on a matter are treated as voting.

A broker non-vote occurs when a nominee holding Class A units for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Abstentions and broker non-votes, if any, will be included in determining the presence of a quorum at the meeting, but will have the same effect as voting against Proposals 1, 2 and 3. Abstentions and broker non-votes will have not effect on the outcome of the voting on Proposal 4.

We are not currently aware of any matters that will be brought before the meeting that are not described in the enclosed Notice of meeting.

NEXT ANNUAL MEETING - MEMBER PROPOSALS

If the Class A unit members approve Proposals 1 and 2, we do not expect to hold another annual meeting.  If there is an annual meeting held in 2013, for a member proposal to be considered at the meeting, the written proposal must be received by the Secretary of the Company at our principal executive offices no later than the close of business on the tenth day following the date on which notice of the annual meeting is mailed to our members or public disclosure of the date of the meeting is made, whichever occurs first.  Member proposals must comply with the requirements of Rule 14a-8 of the Exchange Act, and any other applicable rules established by the SEC.  Proposals should be addressed to:

Terry L. Cook
Executive Vice President – Administration, General Counsel and Company Secretary
Kaiser Ventures LLC
337 N. Vineyard, 4th Floor
Ontario, California 91764

Members intending to nominate a candidate for election as manager at the 2013 annual meeting, if it occurs, must provide written notice thereof to the Secretary of the Company within the time period set forth above for member proposals, including the information required by our current Operating Agreement.  In addition, our Chairman of the Board of Managers or any other person presiding at the meeting may exclude any matter that is not properly presented in accordance with these requirements.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file with the SEC at the following location of the SEC, Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

 Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Company’s public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

 Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of reports, proxy statements or other information concerning us, including any information incorporated into this proxy statement by reference, without charge, by written or telephonic request directed to us at c/o Terry L. Cook, Executive Vice President – Administration, General Counsel and Company Secretary, at the address above.

 No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. You should not assume that the information contained in this proxy statement is accurate as of any date other than the date on which this proxy statement is first mailed to members, and the mailing of this proxy statement to our members shall not create any implication to the contrary.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Managers,

Terry L. Cook
Executive Vice President – Administration, General Counsel
and Company Secretary

ANNEX A

Board Approved – Subject to Member Approval

Plan of Dissolution and Liquidation

of

Kaiser Ventures LLC

This Plan of Dissolution and Liquidation (the “Plan”) of Kaiser Ventures LLC, a Delaware limited liability company (the “Company”), is intended to accomplish the complete dissolution and liquidation of the Company in accordance with Sections 18-801 to 18-806 of the Delaware Limited Liability Company Act (“DLLCA”).

1.	Approval of Plan; Approval of Amended Operating Agreement; Effective Date.

(a)
The Board of Managers of the Company (the “Board”) has approved this Plan as being advisable and in the best interests of the Company and its members.  The Board has directed that the Plan be submitted to the Company’s members for approval.  The Plan will become immediately effective upon approval of the dissolution of the Company in accordance with the terms of the Plan by the holders of a majority of the Class A Units of the Company (the “Effective Date”).

(b)
To implement the Plan, the Board has approved the terms and conditions of the Second Amended and Restated Limited Liability Company Operating Agreement attached hereto as Exhibit “A” (the “Amended Operating Agreement”).  The Board has directed that the Amended Operating Agreement be submitted to the Company’s members for approval concurrently with the submission of the Plan for approval.  If approved by the requisite vote of the holders of a majority of the Class A Units of the Company, the Amended Operating Agreement also will be effective as of Effective Date.

(c)	Both the Plan and the Amended Operating Agreement must be approved by the holders of a majority of the Class A Units of the Company or the Plan will be terminated.

2.	Liquidation Manager; Appointment of Member Representative; Management of the Company.

(a)
On the Effective Date and in accordance with the Amended Operating Agreement, the current Board will resign and a single Liquidation Manager will be appointed.  The initial Liquidation Manager shall be Richard E. Stoddard and he will provide his services to the Company as an independent contractor pursuant to the terms of a Liquidation Manager Agreement previously approved by the Board and attached hereto as Exhibit “B”.  The Liquidation Manager may also serve as an officer of the Company with direct responsibility for the liquidation of the Company’s assets.

(b)
Also on the Effective Date and in accordance with the Amended Operating Agreement, Terry L. Cook, the Company’s Executive Vice President – Administration, General Counsel and Corporate Secretary will be appointed as the representative of the Members (the “Member Representative”) with the authority to take action on behalf of the Members to the limited extent provided under this Plan, under the Amended Operating Agreement or on matters requiring approval of the members as a matter of law.  After the approval of the Amended Operating Agreement, the appointment of the Liquidation Manager and the appointment of the Member Representative, the members of the Company will not appoint any other managers of the Company or directly participate in any other decision relating to the Company.  There will be no meetings of the members of the Company after the Effective Date.

Board Approved – Subject to Member Approval

(c)
If the Liquidation Manager is unable to serve for any reason (whether due to death, incapacity, resignation or removal  for “cause” in the manner provided in the Amended Operating Agreement), a substitute Liquidation Manager will be appointed by the Member Representative.

(d)
If the Member Representative is unable to serve for any reason (whether due to death, incapacity or resignation), a substitute Member Representative will be appointed by the Liquidation Manager provided that such substitute Member Representative is either (i) a current or former executive officer of the Company who also holds Class A Units on the date of his or her appointment or (ii) the holder of at least five percent (5%) of the outstanding Class A Units on the date of his or her appointment (or such holder’s authorized representative if the holder is an entity).

3.
Name Change. On the first business day after the Effective Date, the Liquidation Manager shall file an amended Certificate of Formation with the Delaware Secretary of State changing the name of the Company to “CIL&D, LLC.”

4.
Complete Liquidation.  From and after the Effective Date, the Company shall be voluntarily liquidated and dissolved.  The Liquidation Manager shall cause the Company to sell, convey, transfer and deliver or otherwise dispose of any and/or all of the assets of the Company in one or more transactions, without further approval of the Company’s members.  The Company shall not engage in any business activities except to the extent reasonably necessary (i) to preserve or protect its assets; (ii) to enhance the value of its assets as part of an anticipated sale or disposition of such assets; (iii) to wind up its business and affairs; (iv) to identify, discharge, pay or make reasonable provision for all of its liabilities; and (v) to distribute its assets in accordance with this Plan and the Amended Operating Agreement.  Solely in furtherance of the foregoing, the Company may, as part of the dissolution process, directly or indirectly engage in iron ore mining and/or in the recycling and processing of mine tailings at the Company’s Eagle Mountain property.

5.
Employees, Consultants and Others.  The Company may hire or retain, at the discretion of the Liquidation Manager, employees, leased employees, consultants, financial and legal advisors, brokers and other service providers from time to time as the Liquidation Manager deems reasonably necessary and appropriate to assist the Company (i) in marshalling the assets of the Company and converting the same, in whole or in part, into cash or some other form as may be conveniently distributed to the members and (ii) in supervising or facilitating the dissolution and winding up of the Company.  The Company may, in the absolute discretion of the Liquidation Manager, pay the Company’s employees, leased employees, consultants, financial and legal advisors, brokers and other service providers, or any of them, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan.

Board Approved – Subject to Member Approval

6.
Expenses of Dissolution.  The Company may, in the absolute discretion of the Liquidation Manager, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to or benefiting the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets, the notice of and resolution of any of the Company’s liabilities and the implementation of this Plan.

7.
Dissolution Process.   Within 30 days after the Effective Date, the Company shall give written notice of the commencement of the winding up of the Company by mail to all members and to all known creditors of the Company whose addresses appear on the records of the Company.  The Company will also issue a press release and publish notice of the commencement of the winding up of the Company in business newspapers of regional or national circulation.  The Company will then seek to promptly:

(a)	Dispose of and convey all of the Company’s property including the dissolution and winding up of the Company’s subsidiaries and their respective properties and assets;

(b)
Discharge or make reasonable provision for the Company’s liabilities, including by transferring such liabilities (and any associated insurance benefits) to a third party in exchange for indemnification against such liabilities or other valuable consideration;

(c)
Seek approval from the United States Securities and Exchange Commission to cease making periodic reports on Form 10-Q and to cease preparing audited financial statements of the Company; provided, however, that the Company will prepare audited financial statements for the fiscal year ended December 31, 2012, will continue to file periodic reports on Form 8-K and will continue to file an annual report on Form 10-K;

(d)	Prosecute and defend suits or any nature or kind; and

(e)
If determined reasonable or appropriate by the Liquidation Manager, transfer all of the remaining assets of the Company to a liquidating trust, limited liability company or other special purpose vehicle with the beneficial or legal ownership interests in such liquidating trust, limited liability company or other special vehicle being distributed to the members.

(f)
After reasonable provision for all debts and other reserves as may be deemed necessary or appropriate by the Liquidation Manager and to the extent there are any remaining assets, the Company shall distribute, by means of one or more distributions, all of the assets of the Company to the members in accordance with the distribution provisions of the Amended Operating Agreement.  Subject to the terms of the Amended Operating Agreement and in connection therewith, the Liquidation Manager or his designee shall execute all checks, instruments, notices and any and all other documents necessary to effect such distribution.  Any distributions by the Company shall be made, if at all, not later than one day prior to the date on which the Amended Operating Agreement will terminate in accordance with its terms.

(g)
File, at the time determined to be appropriate by the Liquidation Manager, a Certificate of Cancellation with the Delaware Secretary of State as provided in Section 18-230 of the DLLCA which terminates the Company’s Certificate of Formation (as amended).

Board Approved – Subject to Member Approval

8.
Cancellation of Units.  The filing of the Certificate of Cancellation with the Delaware Secretary of State will result in the automatic cancellation of all of the outstanding units of the Company (and all certificates representing such units), without further action on the part of the Company or its members.  From and after the Effective Date, and subject to applicable law, each holder of units of the Company shall cease to have any rights in respect thereof, except the right to receive distributions, if any, pursuant to and in accordance with this Plan and the Amended Operating Agreement.  Prior to the filing of the Certificate of Cancellation, the Liquidation Manager, in his absolute discretion, may require the Company’s members to:  (i) surrender their certificates evidencing their units to the Company; or (ii) furnish the Company with evidence satisfactory to the Liquidation Manager of the loss, theft or destruction of such certificates, together with such surety bond or other security in indemnity as may be required by and satisfactory to the Liquidation Manager.  From and after the Effective Date, units of the Company will not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law.  Accordingly, The Company will close its unit transfer books and discontinue recording transfers of units of the Company at the Effective Date.

9.
Duration of the Company Following Approval of the Plan.  After the Effective Date, the Company shall continue for the purpose of winding up its affairs in an orderly matter as provided in this Plan with the Company continuing in existence until the Certificate of Cancellation is filed with the Delaware Secretary of State as provided in Section 7(g) above.  Notwithstanding the foregoing, the Amended Operating Agreement provides that it will terminate on the third anniversary of the Effective Date, subject to additional extensions of such term at the discretion of the Liquidation Manager to the extent permitted by applicable law.  The Member Representative must approve any extension of the term of the Amended Operating Agreement.

10.	Absence of Appraisal Rights. Under Delaware law, the Company’s members are not entitled to appraisal rights for their units in connection with the transactions contemplated by this Plan.

11.
Abandoned Property.  If any distribution to a member cannot be made, whether because the member cannot be located, has not surrendered certificates evidencing his units as required hereunder, or for any other reason, any distributions to which such member is entitled shall be treated as abandoned property, shall escheat to the applicable state or other jurisdiction in accordance with applicable law, and, at such time as any liquidating distributions are made by the Company, shall be paid to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution.  In no event shall the proceeds of any such distribution revert to or become the property of the Company.

12.
Confirmation of Previous Consent to Sell Assets.  Adoption of this Plan by the holders of a majority of the Class A Units of the Company shall constitute ratification of the previous approval of the members of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of this Plan.  Adoption of this Plan shall also constitute approval of all financing and all other arrangements and agreements that may be made to accomplish the purposes of this Plan as reasonably determined by the Liquidation Manager.  Nothing in this Plan will prevent an affiliate of the Company (other than the Liquidation Manager or an affiliate of the Liquidation Manager) from acquiring any asset of the Company provided that such transaction has been approved by the Liquidation Manager.  If the Liquidation Manager, or an affiliate of the Liquidation Manager wishes to acquire any asset of the Company, either (i) all of the material terms of the transaction must be fully disclosed to and approved by the Member Representative and the Company must receive an opinion of an independent and reputable investment bank that the financial terms of the transaction are fair to the members; or (ii) the Liquidation Manager must resign his role prior to the negotiation of the material terms of the transaction and the Member Representative must appoint a new Liquidation Manager who has no interest in the proposed transaction.

Board Approved – Subject to Member Approval

13.
Indemnification.  The Company shall continue to indemnify its current and former directors, officers, the Liquidation Manager, managers, employees, leased employees, agents and trustees in accordance with (i) its Amended Operating Agreement, (ii) all contractual arrangements as therein or elsewhere provided, (iii) the Company’s existing director’s and officers’ liability insurance policy and (iv) applicable law, and such indemnification shall apply to acts or omissions of such persons in connection with the implementation of this Plan and the winding up of the affairs of the Company.  The Liquidation Manager is authorized to obtain and maintain such reserves and insurance as may be necessary to cover the Company’s indemnification obligations.

14.
Modification or Abandonment of the Plan.  The Board may modify or terminate this Plan for any reason prior to the Effective Date.  Notwithstanding the authorization of, or consent to, this Plan and the transactions contemplated hereby by the members, the Liquidation Manager may modify or amend (but not terminate) this Plan and the transactions contemplated hereby without further action by the members to the extent permitted by the DLLCA, subject only to the approval of the Member Representative.

15.
Authorization.  The Liquidation Manager is hereby authorized, without further action by the members or the Member Representative (except to the extent expressly provided herein), to do and perform any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, in the absolute discretion of the Liquidation Manager, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, (i) all filings or acts required by any state or federal laws or regulations to wind up its affairs; (ii) the execution of any contracts, deeds, assignments or other instruments necessary or appropriate to sell or otherwise dispose of, any and all property of the Company, whether real or personal, tangible or intangible; (iii) the making of any financing or other arrangements or agreements that may be made to accomplish the purposes of this Plan as determined by the Liquidation Manager; (iv) the appointment of other persons as reasonably necessary to carry out any aspect of this Plan; (v) the temporary investment of funds in such medium as the Liquidation Manager may deem appropriate; and (vi) the modification of this Plan as may be necessary to implement this Plan.

ANNEX B

Board Approved – Subject to Member Approval

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

OF

KAISER VENTURES LLC

A Delaware Limited Liability Company

This Second Amended and Restated Operating Agreement (this “Agreement”), is made as of [●], 2013 (the “Effective Date”) and amends and restates the Amended and Restated Operating Agreement, dated as of October 1, 2001 as previously amended (the “Previous Agreement”), of Kaiser Ventures LLC (the “Company”), a Delaware limited liability company.  The terms of this Agreement are as follows:

A.      The Company’s Board of Managers (the “Board”) believes it is in the best interest of the Company to liquidate and dissolve the Company and on ______________ 2013, the Members approved a plan of dissolution and liquidation of the Company, a copy of which is attached as Exhibit A (the “Plan”) and further approved the amendment and restatement of the Previous Agreement and the approval of this Agreement to facilitate the liquidation and dissolution of the Company.

B.      The Plan provides, amongst other things, that the Board will cause the Company to dispose of all of the assets of the Company, wind up its affairs, pay or adequately provide for the payment of all of its liabilities and distribute to or for the benefit of the Members any of the Company’s remaining assets.

NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, this Agreement sets forth the operating agreement for the Company under the laws of the State of Delaware.

1.     ORGANIZATIONAL MATTERS

1.1.                 Definitions.  If not otherwise defined herein, capitalized terms used herein are generally defined in Schedule I.

1.2.                 Formation.  Pursuant to the Act, the Company was formed as a Delaware limited liability company under the laws of the State of Delaware by filing the Certificate with the Delaware Secretary of State and entering into this Agreement.  The rights and liabilities of the Members shall be determined pursuant to the Act and this Agreement.  To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

1.3.                 Name.  One business day after the Effective Date, the Liquidation Manager will file an amendment to the Company’s Certificate with the Delaware Secretary of State changing the name of the Company from Kaiser Ventures LLC to “CIL&D, LLC.”

1.4.                 Term.  This Agreement shall terminate upon the earliest of:  (i) such time as termination is required by the Act; (ii) the distribution of all the Company’s assets and the filing of a Certificate of Cancellation by the Company with the Delaware Secretary of State pursuant to the Plan; or (iii) three (3) years from the Effective Date, subject to such extensions at the option of the Liquidation Manager (as defined in Section 7.1) as may be permitted by applicable law and may be approved by the Member Representative (as defined in Section 6.3).

Board Approved – Subject to Member Approval

1.5.                 Office and Agent.  The Company shall continuously maintain an office and registered agent in the State of Delaware, as required by the Act.  The principal office of the Company shall be as determined by the Liquidation Manager (the “Principal Office”).  The Company also may have such offices, anywhere within and without the State of Delaware, as the Liquidation Manager from time to time may determine.  The registered agent shall be as stated in the Certificate or as otherwise determined by the Liquidation Manager.

1.6.                 Addresses of the Members; Inspection.  The respective names and addresses of and numbers and classes of Units held by the Members shall be maintained by the Company at its Principal Office and shall be open for inspection by the Members to the extent permitted under Section 6.4.

1.7.                 Purpose of Company.  The Company is operating under the Plan and thus the sole purpose of the Company is to dispose of its assets and make provision for its liabilities as required by the Act, to wind up its business and affairs and to dissolve.  The Company has no objective to continue or engage in the conduct of an active trade or business, except to the limited and reasonable extent necessary to preserve or protect its assets pending liquidation; to reasonably enhance the value of its assets as part of an anticipated sale or disposition of such assets; to wind up its business and affairs; to discharge, pay or make provision for all of its liabilities; and to distribute its assets in accordance with the Act, the Plan and this Agreement.  Solely in furtherance of the foregoing, the Company may, as part of the dissolution process, directly or indirectly engage in iron ore mining and/or in the recycling and processing of mine tailings at the Company’s Eagle Mountain property.

1.8.                 Approval of Sale of Substantially All of the Assets.  The Company and its Members have approved the liquidation and dissolution of the Company pursuant to the Plan, with the expectation that the assets of the Company will be sold or otherwise disposed of in an orderly fashion as the Liquidation Manager deems reasonable.  Accordingly, no additional consent of the Members is required for any such sale or disposition, even if such sale or disposition involves substantially all of the assets of the Company.

2.    UNITS

2.1.                 Units.  The Membership Interest of each of the Members in the Company consist of a number of “Units.”  The Units consist of Class A Units (the “Class A Units”), Class B Units (the “Class B Units”), Class C Units (the “Class C Units”) and Class D Units (the “Class D Units”).

2.2.                 Issuance of Units.  No additional Units of the Company may be issued after the Effective Date.

3.    CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS

3.1.                 Additional Capital Contributions.  No Member shall be entitled to make any additional Capital Contributions.

3.2.                 Capital Accounts.  The Company shall establish an individual Capital Account for each Member.  The Company shall determine and maintain each Capital Account in accordance with Regulations Section 1.704-1(b)(2)(iv).  If a Member Transfers all or a part of such Member’s Membership Interest in accordance with this Agreement, such Member’s Capital Account attributable to the Transferred Membership Interest shall carry over to the new owner of such Membership Interest pursuant to Regulations Section 1.704-1(b)(2)(iv)(1).  Each Capital Account shall consist of a Member’s paid-in Capital Contribution(s) (whether in cash, property, services or otherwise) (a) increased by such Member’s allocated share of Net Profits in accordance with Section 4 hereof, (b) decreased by such Member’s allocated share of Net Losses and distributions in accordance with Sections 4 and 5 hereof, and (c) adjusted as otherwise required in accordance with the Code, Regulations and generally accepted accounting principles (to the extent consistent with the Code and Regulations).

3.3.                 No Interest.  No Member shall be entitled to receive any interest on such Member’s Capital Contributions.

Board Approved – Subject to Member Approval

3.4.                 No Right to Withdraw Capital.  No Member shall be entitled to make withdrawals from, or to receive repayment of, its Capital Account except as expressly provided herein.  Each Member shall look solely to the assets of the Company, and no Member shall look to any other Member or to the Liquidation Manager for the return of its Capital Contributions or any amount in its Capital Account.

4.    ALLOCATIONS OF NET PROFITS AND NET LOSSES

4.1.                 Allocation of Net Profits and Net Losses.  Subject to the Regulatory Allocations in Schedule II, Net Profits and Net Losses shall be allocated as follows: During any year in which the Class B Units receive a distribution under Section 5.2.1 hereof, the Class B Units will be allocated an amount of the Net Profits for that year equal to the amount of such distribution, or if the Company does not have Net Profits in that year equal to or greater than the amount of such distribution, the Class B Units shall be allocated items of Gross Income equal to the excess of the distribution over the Net Profits so allocated.  After the allocations to the Class B Units, during any year in which the Class C Units and Class D Units receive a distribution under Section 5.2.1 hereof, each Class C Unit and each Class D Unit will be allocated an amount of the Net Profits (or if the Company does not have Net Profits in that year equal to or greater than the amount of such distribution, items of gross income) equal to the amount of such distribution with respect to such Unit, with the character (capital gain, ordinary income, etc.) of the Net Profits or gross income to reflect the portion of each type of income recognized by the Company with respect to that asset(s) after the date thereof, as determined by the Liquidation Manager in good faith.  All other items of income, gain, loss, or deduction of the Company will be allocated to the Class A Units according to their Percentage Interests.

4.2.                 Tax-Book Differences.  For tax purposes, items will be allocated to the Members in the same manner as for book purposes, except that:  (i) Code Section 704(c) shall apply to the allocation of items of income, gain, deduction, and loss related to contributed property having an adjusted federal income tax basis at the time of contribution that differs from its fair market value; and (ii) Regulations Section 1.704-1(b)(2)(iv)(f)(4) shall apply to the items of income, gain, deduction, and loss related to property with a book value adjusted pursuant to Regulations Section 1.704-1(b)(2)(iv)(f).  In cases where Code Section 704(c) or Regulations Section 1.704-1(b)(2)(iv)(f) applies, the Members’ Capital Accounts shall be adjusted in accordance with Regulations Section 1.704-1(b)(2)(iv)(g).  In the event that the book value of property is adjusted pursuant to Regulations Section 1.704-1(b)(2)(iv)(f), (i) the Members’ Capital Accounts shall also be adjusted as required by Regulations Section 1.704-1(b)(2)(iv)(f)(2) and (ii) thereafter, in applying the allocation provisions of this Agreement for book purposes, the unrealized items reflected in the Capital Account adjustments required by Regulations Section 1.704-1(b)(2)(iv)(f)(2) shall be deemed to have been allocated to the Members pursuant to such allocation provisions.

4.3.                 Obligations of Members to Report Consistently.  The Members agree to be bound by the provisions of this Agreement in reporting their respective shares of Company income and loss for income tax purposes.

4.4.                 Tax Elections.  The Liquidation Manager may, in his sole discretion, cause the Company to make any elections required or permitted to be made by the Company under the Code and not otherwise expressly provided for in this Agreement, including, without limitation, the election referred to in Code Section 754  and corresponding provisions of state law; provided, however, that if the election referred to in Code Section 754 and corresponding provisions of state law is made, the Company shall not be required to make (and shall not be obligated to bear the expenses of making) any accounting adjustment resulting from such election in the information supplied to the Members, or if it provides such adjustments the Membership shall have the right to charge the Members benefiting from such election for the Company’s reasonable expenses in making such adjustments.  Each of the Members will, upon request, supply the information necessary to give proper effect to such election.

4.5.                 Variations in Percentage Interests.  If the number of Units are decreased by reason of the repurchase of a Member’s Units, during any Fiscal Year, each item of income, gain, loss, deduction or credit of the Company for such Fiscal Year shall be allocated among the Members by the Liquidation Manager in accordance with any method permitted by Code Section 706(d)  and the applicable Regulations in order to take into account the Members’ varying Percentage Interests during the year.

Board Approved – Subject to Member Approval

5.    DISTRIBUTIONS

5.1.                 Distribution of Assets by the Company.  Subject to applicable law and any limitations contained elsewhere in this Agreement, the Liquidation Manager may elect in his discretion from time to time to distribute cash or property to the Members, except that no distribution shall be made if, after giving effect to the distribution, the Company would not be able to pay its liabilities.

5.2.                 Allocations of Distributions.  All distributions shall be made in the following order and priority:

5.2.1.      Class B Members.   Within 45 days after MRC’s receipt of any Purchase Price Payment, the Company shall first distribute an amount per Class B Unit outstanding equal to the product of (a) $1.00  times (b) the Purchase Price Payment then divided by (c) $41,000,000 (the “Class B Distribution”);

5.2.2.      Class C Members and Class D Members.
(1)(a)  Within 45 days after MRC has been Monetized, an amount equal to (i) 2.5% of any Realized Value from that asset in excess of $27,021,546, plus (ii) an additional 2.5% of any such Realized Value in excess of $32,800,000; and (b)  Within 45 days after the Other Assets have been Monetized, an amount equal to (i) 2.5% of any such Realized Value from those assets in excess of $1,639,317, plus (ii) an additional 2.5% of any such Realized Value in excess of $1,989,879.

(2) Within 45 days after each of the MRC and the Other Assets have all been Monetized, an amount equal to (i) 10% of any Aggregate Realized Value in excess of $22,075,465.96, less (ii) any distributions previously made under Section 5.2.2(1).

(3) Any distributions under this Section 5.2.2 will be made to each Class C Unit Member and each Class D Unit Member based on his Class C Equivalent Interest,

the “Class C and Class D Distribution”;

5.2.3.      The total amount calculated under Section 5.2.2 shall be adjusted by an amount represented by applying that percentage of increase or decrease that would be allocable to the final total amount that would be distributable to the owners of Class A Units (on a per unit basis based upon the number of Class A Units outstanding as of the calculation of the distribution) as a result of the Company’s repurchase of Class A Units through a tender offer or otherwise as compared to the Company not repurchasing such Class A Units.  This Section applies to, among other Company repurchases of Class A Units, the 841,544 Class A Units repurchased as a result of the tender offer completed by the Company in December 2008 and, with regard to the determination of the total number of outstanding Class A Units as of the date of the calculation of the distribution as provided in this Section 5.2.3, the issuance of additional Class A Units and the repurchase of Class A Units shall have been taken into account in making such determination; and

5.2.4.      Class A Members  Distributions to the Class A Members shall be made in proportion to their Percentage Interests.  If a Class B Distribution is triggered under Section 5.2.1 or Class C and Class D Distribution is triggered under Section 5.2.2, then the Company shall make the Class B Distribution and Class C and Class D Distribution before making any distribution to the Class A Members.

5.3.                 Persons to Receive Distribution.  All distributions shall be made to the Persons who, according to the books and records of the Company, are the holders of record of the Units in respect of which such distributions are made on the Effective Date.

5.4.                 Form of Distribution.  A Member, regardless of the nature of the Member’s Capital Contribution, has no right to demand and receive any distribution from the Company in any form other than money.  No Member may be compelled to accept from the Company a distribution of any asset in kind in lieu of a proportionate distribution of money being made to other Members.  A Member may be compelled to accept a distribution of an asset in kind from the Company to the extent that the percentage of the asset distributed to such Member is equal to a percentage of that asset which is equal to the percentage in which such Member shares in distributions from the Company.

Board Approved – Subject to Member Approval

5.5.                 Withholding on Distributions.  Each Member agrees that the Company may deduct and withhold amounts for tax or other obligations of such Member on any amount distributed or allocated by the Company to such Member if the Company believes in good faith that it is required by law to do so.  Each Member shall promptly furnish the Tax Matters Partner with an Internal Revenue Service Form W-8 or W-9, as applicable.  All amounts so withheld with respect to such Member shall be treated as amounts distributed to such Person for all purposes under this Agreement.  In addition, the affected Member shall reimburse the Company for any such amounts so withheld to the extent not deducted from a distribution.

5.6.                 Return of Distributions.  Except for distributions made in violation of the Act or as expressly set forth in this Agreement or any other written agreement executed by such Person, no Company Person shall be obligated to return any distribution to the Company or pay the amount of any distribution for the account of the Company or to any creditor of the Company.  The amount of any distribution returned to the Company by a Member or paid by a Member for the account of the Company or to a creditor of the Company shall be added to the account or accounts from which it was subtracted when it was distributed to the Member.

5.7.                 Distributions in Kind.  Any non-cash asset distributed to one or more Members shall first be valued at its fair market value to determine the Net Profit or Net Loss that would have resulted if such asset were sold for such value, such Net Profit or Net Loss shall then be allocated pursuant to Section 4, and the Members’ Capital Accounts shall be adjusted to reflect such allocations.  The amount distributed and charged to the Capital Account of each Member receiving an interest in such distributed asset shall be the fair market value of such interest (net of any liability secured by such asset that such Member assumes or takes subject to).  The fair market value of such asset shall be determined by the Liquidation Manager in his sole but reasonable discretion.

5.8.                 Order of Payment of Liabilities upon Dissolution.  Upon dissolution of the Company, any remaining assets of the Company shall first discharge any liability of the Company in respect of the remuneration of the Liquidation Manager.  After determining that all known debts and liabilities of the Company in the process of winding-up, including, without limitation, debts and liabilities to Members who are creditors of the Company, have been paid or adequately provided for, the remaining assets shall be distributed to the Members in accordance with this Section 5, after taking into account income and loss allocations for the Company’s taxable year during which liquidation occurs.

5.9.                 Compliance with Regulations.  All payments to the Members upon the winding up and dissolution of the Company shall be strictly in accordance with the positive capital account balance limitation and other requirements of Regulations Section 1.704-1 (b)(2)(ii)(d).

5.10.               Limitations on Payments Made in Dissolution.  Except as otherwise specifically provided in this Agreement, each Member shall be entitled to look solely to the assets of the Company for the return of its positive Capital Account balance and shall have no recourse for such Member’s Capital Contribution and/or share of Net Profits (upon dissolution or otherwise) against the Liquidation Manager, or any other Member, except as provided in Section 10.

6.     MEMBERS

6.1.                 Admission of Additional Members.  No additional Members shall be admitted to the Company except where provided for in Section 8.1.

6.2.                 Meetings of Members.  No further meetings of the Members shall be held after the Effective Date.

Board Approved – Subject to Member Approval

6.3.                 Member Representative.

6.3.1.      Each Member hereby initially appoints Terry L. Cook (the “Member Representative”) as his or its true and lawful agent to:

6.3.1.1. give and receive notices and communications (including any consents, approvals, and cooperation) to the extent required by this Agreement and the Plan (except to the extent that this Agreement expressly contemplates that any such notice or communication shall be given or received by a Member individually) including, without limitation (a) the removal of the Liquidation Manager for “cause” as that term is defined in the Liquidation Manager Agreement, (b) the appointment of a new Liquidation Manager, (c) the agreement of any modification or amendment to the Liquidation Manager Agreement; (d) the extension of the term of this Agreement at the request of the Liquidation Manager, (e) the exercise of the power of a Majority of the Class A Unit Members to approve any amendment of this Agreement under Section 11.13, (f) the approval of any transaction between the Company and the Liquidation Manager, and (g) the appointment of the Tax Matters Partner.

6.3.1.2.  act for and on behalf of the Members to the extent necessary and provided for in the Plan in a timely manner; and

6.3.1.3.  take all actions necessary or appropriate in the reasonable, good faith judgment of the Member Representative for the accomplishment of the foregoing, in each case without having to seek or obtain the consent of any Member.

6.3.2.        Terry L. Cook hereby accepts his appointment as the Member Representative under this Agreement.  It is acknowledged that the Member Representative (in his capacity as Member Representative) is a separate party to this Agreement for the purposes of this Section 6.3.  The Member Representative shall not have any liability to the Company or to the Members in connection with the Plan or this Agreement, except in the event of a breach by the Member Representative of his obligations under this Agreement or under the Plan.  The Member Representative has no fiduciary obligation to the Members, the Company or the Liquidating Manager and may make the decisions and take the actions required under this Agreement or the Plan on behalf of the Members based on his reasonable, good faith judgment.

6.3.3.        Each Member acknowledges that the Company and the Liquidation Manager are relying and shall rely on the authority of the Member Representative granted under this Agreement.

6.3.4.        The person serving as the Member Representative may resign upon not less than ten (10) days’ prior written notice to the Liquidation Manager.  In the event of such resignation, or in the event of the death, disability or breach of this Agreement by the person serving as the Member Representative, the Liquidation Manager shall promptly replace the Member Representative by appointing as the successor Member Representative either (as determined by the Liquidating Manager in his sole discretion) (i) a current or former executive officer of the Company who also holds Class A Units on the date of his or her appointment, or (ii) the holder of at least five percent (5%) of the outstanding Class A Units (or his designee if the holder is an entity) on the date of his or her appointment.  The resigning Member Representative shall provide his successor with (or with copies of) such of its records as his successor requires to carry out his functions under this Agreement and the Plan.  Notice of the appointment of a new Member Representative will be provided to all Members.

6.3.5.        Any notice or communication given or received by, and any decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of, the Member Representative shall constitute a notice or communication to or by, or a decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of all Members, and shall be final, binding and conclusive upon each Member.

6.3.6.        The Member Representative acknowledges and agrees that all information relating to the Company provided to and obtained by him in his capacity as Member Representative shall be held by him in confidence or used by him and disclosed by him only as may reasonably be required in connection with this Agreement and the Plan.

6.3.7.        The Member Representative shall be deemed to be a Company Person for purposes of Section 7.2.  The individual serving as Member Representative may also serve as an employee or officer of the Company from time to time, if so appointed by the Liquidation Manager.

Board Approved – Subject to Member Approval

6.4.                 Inspection Rights.  A Member which owns of record more than 5% of the issued and outstanding Class A Units of the Company may at any time make written request to the Company for an opportunity to examine the list of Members by specifying in reasonable detail the intended use(s) of the list.  Within 30 days of receipt of any such request, the Liquidation Manager shall either (i) determine in good faith whether the request intended purpose is for a reasonable purpose intended to benefit the Company or (ii) request in good faith additional information to assist in such determination.  The Liquidation Manager may condition access to the list on reasonable conditions which it finds in good faith are desirable to protect the interests of the Company and its Members.  Except as set forth in this Section 6.4, no Member shall have a right to inspect or use the list of Members.

7.      MANAGEMENT AND CONTROL OF THE COMPANY.

7.1.                 Management of the Company by Liquidation Manager.

7.1.1.      The Liquidation Manager.  From and after the Effective Date, the Company will be managed by a single manager who shall be at least 18 years of age, but who need not be a Member nor a resident of the State of Delaware (the “Liquidation Manager”).  The winding up and dissolution of the Company shall be managed by or under the direction of the Liquidation Manager.  The initial Liquidation Manager shall be Richard E. Stoddard.  The terms and conditions of the Liquidation Manager’s service to the Company as an independent contractor, including the compensation payable to the Liquidation Manager, will be set forth in a Liquidation Manager Agreement substantially in the form attached hereto as Exhibit B (the “Liquidation Manager Agreement”).  Any amendments or modifications to the Liquidation Manager Agreement must be agreed by the Liquidation Manager and the Member Representative.  The Liquidation Manager may utilize the title “Liquidation Manager” or “Liquidation Director” in interactions with third parties on behalf of the Company.

7.1.2.      Powers of the Liquidation Manager. Subject to limitations of this Agreement and the Act and subject to the duties of the Liquidation Manager as prescribed by this Agreement and the Plan, the Liquidation Manager shall:

7.1.2.1. cause the Company to sell, convey, transfer and deliver or otherwise dispose of any and/or all of the assets of the Company in one or more transactions, without further approval of the Company’s members;

7.1.2.2. not engage in any business activities except to the extent necessary to preserve or enhance the value of its assets, wind up its business and affairs, discharge, to retain and set aside such funds out of the Company’s assets as the Liquidation Manager shall deem necessary or expedient to pay;

7.1.2.3. provide for the payment of (i) unpaid claims, expenses, charges, Liabilities and obligations of the Company; and (ii) the expenses of administering the Company’s assets;

7.1.2.4. determine the nature and amount of the consideration to be received with respect to the sale or other disposition of, or the grant of interest in, the Company’s assets and to determine conclusively from time to time the value of and to revalue the securities and other property of the Company, in accordance with independent appraisals or other information as he deems necessary or appropriate;

7.1.2.5. cause the Company to do and perform any and all acts necessary or appropriate for the conservation and protection of its assets, including acts or things necessary or appropriate to maintain the assets or to exploit the assets pending sale or disposition thereof or distribution thereof to the Members;

7.1.2.6.  make appropriate efforts to resolve any contingent or unliquidated claims and outstanding contingent liabilities for which the Liquidation Manager may be responsible, dispose of the Company’s assets, make timely distributions and not unduly prolong the liquidation and dissolution of the Company;

7.1.2.7.  cause the Company to institute or defend actions or judgments for declaratory relief or other actions or judgments and to take such other action, in the name of the Company or as otherwise required, as the Liquidation Manager may deem necessary or desirable to enforce any instruments, contracts, agreements, causes of action, or rights relating to or forming a part of the Company’s assets;

Board Approved – Subject to Member Approval

7.1.2.8.  where necessary cancel, terminate, or amend any instruments, contracts, agreements, obligations, or causes of action relating to or forming a part of the Company’s assets, and to execute new instruments, contracts, agreements, obligations or causes of action as required;

7.1.2.9.  where necessary authorize transactions between corporations or other entities whose securities, or other interests therein (either in the nature of debt or equity) are held as part of the Company’s assets;

7.1.3.      Continued Collection of Company’s Assets.  All property that is determined to be a part of the Company’s assets shall continue to be collected by the Liquidation Manager and held, administered and distributed, without obligation to provide for or pay any interest thereon to any Member, except to the extent of such Member’s share of interest actually earned by the Company after payment of the Company’s liabilities and expenses as provided in Section 7.1.2.

7.1.4.      Employees, Consultants and Others.  At the discretion of the Liquidation Manager, the Company may elect, appoint, engage, retain or employ agents, representatives, employees, independent contractors and other service providers (including without limitation real estate advisors, investment advisors, accountants, transfer agents, attorneys-at-law, managers, appraisers, brokers, or otherwise) in one or more capacities, and may pay reasonable compensation for services in as many capacities as such Person may be so elected, appointed, engaged, retained or employed from time to time as the Liquidation Manager deems reasonably necessary and appropriate to assist the Company (i) in marshalling the assets of the Company and converting the same, in whole or in part, into cash or some other form as may be conveniently distributed to the members and (ii) in supervising or facilitating the dissolution and winding up of the Company.

7.1.5.      Transactions with Related Persons.  Notwithstanding any other provision of this Agreement, the Company shall not knowingly, directly or indirectly, sell or otherwise transfer all or any part of its assets to, or contract with, (i) the Liquidation Manager (acting in his individual capacity); or (ii) any Person of which the Liquidation Manager is an Affiliate by reason of being a trustee, manager, officer, partner or direct or indirect beneficial owner of 5% or more of the outstanding capital stock, shares or other equity interest of such Persons unless in each such case (a) the Liquidation Manager makes full disclosure of such interest or affiliation to the Member Representative, all of the material terms of such transaction are disclosed to and approved by the Member Representative and the Company receives an opinion of an independent and reputable investment bank that the financial terms of the transaction are fair to the Members; or (b) the Liquidation Manager resigns his role prior to the negotiation of the material terms of the transaction and the Member Representative appoints a new Liquidation Manager who has no interest in the proposed transaction.

7.1.6.      Resignation and Vacancies.  The Liquidation Manager may resign by written notice to the Company and the Member Representative.  A Liquidation Manager’s resignation is effective upon its receipt or a later time set forth in the notice of resignation.  The Liquidation Manager may be removed for “cause” (as that term is defined in the Liquidation Manager Agreement) by either the Member Representative or by the Class A Unit Members holding at least five percent (5%) of the Class A Units upon petition to the Delaware Court of Chancery.  In the event of the resignation, removal, death or permanent disability of the Liquidation Manager, a successor Liquidation Manager will be appointed by the Member Representative.

7.1.7.      Fees and Compensation. The Liquidation Manager shall be entitled to reasonable compensation from the Company payable out of the Company’s assets as set forth in the Liquidation Manager Agreement.

7.2.                 Officers.  The Liquidation Manager may appoint such officers as the Company may require in connection with its dissolution and winding up, each of whom shall hold office for such period, have such authority and perform such duties as the Liquidation Manager may determine from time to time.  Any officer may be removed, with or without cause, by the Liquidation Manager.  Any officer may resign at any time by giving written notice to the Liquidation Manager.  Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein.  The acceptance of such resignation by the Liquidation Manager shall not be necessary to make it effective.

Board Approved – Subject to Member Approval

7.3.                 General.

7.3.1.      Limited Liability.  Except as required under the Act or as expressly set forth in this Agreement, no person shall be personally liable for any debt, obligation or liability of the Company, whether that liability or obligation arises in contract, tort or otherwise, solely by reason of being a Company Person.

7.3.2.      Performance of Duties; Liability of Company Persons.  No Company Person shall be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member if, (i) he or she shall have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the Company, and (ii) if the Proceeding is a criminal Proceeding, he or she had no reasonable cause to believe that  his or her conduct was unlawful.  The Company shall not indemnify any Person if that Person’s action is finally adjudged to have been willful misconduct, knowingly fraudulent or deliberately dishonest.

7.3.3.      No Fiduciary Duty.  With the exception of the covenant of good faith and fair dealing implied in this Agreement and duties specifically imposed on a Company Person hereunder, each Member expressly acknowledges and agrees that by approving this Agreement it is specifically intended that no Company Person shall have a fiduciary duty (whether of loyalty or care or any other type) to any Member to the fullest extent permitted by Delaware law.

7.3.4.      Devotion of Time.  Except as required by any individual contract, no Company Person is obligated to devote all of his or her time or business efforts to the affairs of the Company, but shall devote such time, effort and skill as he or she deems appropriate for the operation of the Company.

7.3.5.      Competing Activities.  Except as provided by any applicable individual contract and as provided in Section 7.1.5, any Company Person (and their respective officers, managers, shareholders, partners, members, agents and Affiliates) may engage or invest in, independently or with others, any business activity of any type or description, including those that might be the same as or similar to the Company’s former business and that might be in direct or indirect competition with the Company.  Neither the Company nor any Member shall have any right in or to such other ventures or activities or to the income or proceeds derived therefrom.  Except as provided by any applicable individual contract, no Company Person shall be obligated to present any investment opportunity or prospective economic advantage to the Company, even if the opportunity is of the character that, if presented to the Company, could be taken by the Company.

7.3.6.      Payments to Company Persons.  Except as specified in this Agreement or as provided by a written agreement or otherwise approved by the Liquidation Manager, no Company Person in his or her capacity as such is entitled to remuneration for services rendered or for reimbursement for overhead expenses including, without limitation, rent and general office expenses.

8.     TRANSFER AND ASSIGNMENT OF INTERESTS

8.1.                 Transfer and Assignment of Interests.  No Member shall be entitled to Transfer its interest in Units or to Transfer its right to receive any Distribution, provided that the beneficial ownership of the Member’s interest in the Units may be assignable or transferable by will, intestate succession, operation of law and that the executor or administrator of the estate of a beneficiary may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber, the beneficial interest held by the estate of such beneficiary if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the beneficiary, upon written notice to, and written consent of, the Liquidation Manager, which consent may not be unreasonably withheld.  From and after the Effective Date, the Company will close its Unit transfer books and discontinue recording transfers of Units.

8.2.                 Unit Certificates.  The Units are currently represented by Unit certificates.  From and after the Effective Date, the Company will no longer execute and deliver replacement Unit certificates to Members.  The filing of the Certificate of Cancellation with the Delaware Secretary of State will result in the automatic cancellation of all of the outstanding Units of the Company (and all certificates representing such Units), without further action on the part of the Company or its Members.  Prior to the filing of the Certificate of Cancellation, the Liquidation Manager, in his absolute discretion, may require the Members to:  (i) surrender their certificates evidencing their Units to the Company; or (ii) furnish the Company with evidence satisfactory to the Liquidation Manager of the loss, theft or destruction of such certificates, together with such surety bond or other security in indemnity as may be required by and satisfactory to the Liquidation Manager.

Board Approved – Subject to Member Approval

8.3.                 Effect of Non Compliance.  Transfers in violation of this Section 8 shall be null and void ab initio, and the Company shall not recognize the transferee, purported transferee or purported beneficial owner of such Units as a direct or indirect holder or owner of such Units in the Company for any purpose.

8.4.                 Withdrawals, Resignations or Retirements.  Except as required by law or except in the event a Member notifies the Liquidation Manager that such Member intends to forfeit all rights to his, her or its Units, no Member may withdraw or resign.

9.     ACCOUNTING, RECORDS, REPORTING BY MEMBERS

9.1.                 Books and Records.  The books and records of the Company shall be kept, and the financial position and the results of its operations recorded in accordance with the accounting methods followed for federal income tax purposes for income allocation and distribution purposes.  The books and records of the Company shall reflect all the Company transactions and shall be appropriate and adequate for the Company’s business and such be maintained in accordance with the requirements of applicable law.  Each Member shall have rights of inspection as required by applicable law.

9.2.                 Bank Accounts.  The Liquidation Manager shall maintain Company funds in one or more separate bank accounts in the name of the Company, and shall not permit Company funds to be commingled in any fashion with the funds of any other Person.

9.3.                 Accounting Decisions and Reliance on Others.  Decisions as to accounting matters, except as otherwise specifically set forth herein, shall be made by the Liquidation Manager.  The Liquidation Manager may rely upon the advice of the Company’s accountants.

9.4.                 Tax Matters for the Company Handled by the Liquidation Manager and Tax Matters Partner.  The Liquidation Manager shall from time to time cause the Company to make such tax elections as the Liquidation Manager deems to be in the best interests of the Company and the Members.  The Tax Matters Partner, as defined in Code Section 6231, shall represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by tax authorities, including resulting judicial and administrative proceedings, and shall expend Company funds for professional services and costs associated therewith.  The Tax Matters Partner shall oversee the Company’s tax affairs in the overall best interests of the Company.  The Member Representative may designate another Person to be Tax Matters Partner at any time.

10.   INDEMNIFICATION AND INSURANCE

10.1.                Indemnification of Indemnified Persons.

10.1.1.    General.  The Company shall indemnify any Indemnified Person against all Liabilities that he or she has actually and reasonably incurred or paid in connection with a Proceeding described in paragraph 10.2.1, if he or she (i) meets the standard of conduct described in paragraph 10.1.2, and (ii) properly makes application for indemnification as described in paragraph 10.2.  The Liquidation Manager may, in its sole discretion, indemnify any other Person, who is not an Indemnified Person, against all Liabilities that such Person has actually and reasonably incurred or paid in connection with a Proceeding on terms determined by the Liquidation Manager at that time, which terms may be less favorable to the indemnitee than those described in the mandatory indemnification provisions below.  The Liquidation Manager is authorized to obtain and maintain reserves and insurance as may be necessary to cover the Company’s indemnification obligations.

10.1.2.    Standard of Conduct.  The Company shall only indemnify a Person if, in connection with his or her actions which are the subject of the Proceeding, (i) he or she shall have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the Company, and (ii) if the Proceeding is a criminal Proceeding, he or she had no reasonable cause to believe that  his or her conduct was unlawful.  The Company shall not indemnify any Person if that Person’s action is finally adjudged to have been willful misconduct, knowingly fraudulent or deliberately dishonest.

Board Approved – Subject to Member Approval

10.1.3.     Burden of Proof.  An Indemnified Person shall be conclusively presumed to have met these standards of conduct unless a court of competent jurisdiction finally determines to the contrary.  The Company shall bear the burden of proof of establishing by clear and convincing evidence that such Indemnified Person failed to meet the applicable standard of conduct.  The termination of any Proceeding, whether by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that an Indemnified Person did not meet the applicable standard of conduct.

10.1.4.     Payment of Expenses.  Expenses incurred by an Indemnified Person in connection with a Proceeding shall be paid by the Company in advance of the final disposition of the Proceeding upon receipt of his or her written undertaking to repay any advances if it is ultimately determined that he or she is not entitled to be indemnified by the Company as authorized in this Section 10.

10.2.                Application for Indemnification.

10.2.1.  Proceedings Covered.  Any Person may apply for indemnification if he or she was or is a party to, or is threatened to be made a party to, or otherwise becomes involved in, any Proceeding (including any Proceeding by or in the right of the Company), in the case of an Indemnified Person, because of his or her status as such, and in the case of any other Person, because he or she is or was an agent of the Company.  Except with the consent of the Liquidation Manager or as provided in Section 10.3 with respect to a Proceeding brought to establish or enforce a right to indemnification under this Agreement, the Company will not be required to indemnify any Person, including any Indemnified Person, with respect to a Proceeding or portion of a Proceeding which that Person initiated or brought voluntarily and not by way of defense.

10.2.2.  Content of Application.  The application for indemnification shall be in writing, shall state the basis for the claim for indemnification, and shall include a copy of any notice or other document served on or otherwise received by the Person making the application.  The application shall also contain a statement that the Person making the application has met the applicable standard of conduct described in paragraph 10.1.2 and will comply with the provisions of this Section 10.

10.2.3.  Determination of Right to Indemnification.  The determination of whether or not to indemnify an Indemnified Person in connection with any Proceeding shall be made by any of the following means:

(i)	by the Liquidation Manager if he is not a party to the Proceeding; or

(ii)	by the Member Representative if he is not a party to the Proceeding; or

(iii)	if neither (i) or (ii) are possible, by independent legal counsel to the Company in a written opinion.

10.3.               Enforcement of Indemnification Right.  The right of an Indemnified Person to indemnification or an advance of Expenses as provided by this Section 10 shall be enforceable in any court of competent jurisdiction.  Any determination by the Liquidation Manager, the Member Representative or the Company’s independent legal counsel that indemnification or an advance is improper in the circumstances, or any failure to make such a determination, shall not be a defense to the action or create a presumption that the relevant standard of conduct has not been met.  An Indemnified Person’s Expenses incurred in connection with any Proceeding brought to enforce his or her right to indemnification shall also be indemnified by the Company, regardless of the outcome, unless a court of competent jurisdiction finally determines that each of the material assertions made by such Indemnified Person in the Proceeding was not made in good faith or were frivolous.

Board Approved – Subject to Member Approval

10.4.                 Limitations on Indemnification.  No payments pursuant to this Agreement shall be made by the Company if a court of competent jurisdiction finally determines that any indemnification or advance of Expenses hereunder is unlawful.

10.5.                 Insurance.

10.5.1.      General.  The Company shall have the power to purchase and maintain insurance or other financial arrangement on behalf of any Person who is or was a Company Person or an agent of the Company against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person’s status as a Company Person or agent, whether or not the Company would have the power to indemnify such Person against such liability under the provisions of this Section 10.

10.5.2.      Company Right to Reimbursement.  If a Person receives payment from any insurance carrier, or from the plaintiff in any action against such Person, with respect to indemnified amounts after payment of such indemnified amounts have been made by the Company pursuant to this Section 10, such Person shall reimburse the Company for the amount by which the sum of (i) the payment by the insurance carrier or plaintiff and (ii) all payments by the Company to such Person, exceeds such indemnified amounts.  In making this calculation, any insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy shall not be counted as payments to such Person.  In addition, upon payment of indemnified amounts under the terms and conditions of this Agreement, the Company shall be subrogated to such Person’s rights against any insurance carrier with respect to such indemnified amounts (to the extent permitted under such insurance policies).  Such right of subrogation shall be terminated upon receipt by the Company of the amount to be reimbursed by such Person pursuant to the second sentence of this Section 10.5.2.

10.6.                 Other Terms of Indemnification.

10.6.1.      Timing of Payments.  Any indemnification or advance shall be made promptly, but in any case no later than sixty (60) days after the Company has received a written request for payment from the Indemnified Person seeking indemnification, unless the Company has determined that he or she is not entitled to indemnification hereunder.

10.6.2.      Partial Indemnification.  If an Indemnified Person is entitled under any provision of this Section 0 to indemnification for a portion of his or her Liabilities, but not for the total amount, the Company shall nevertheless indemnify him or her for the portion of such Liabilities to which he or she is entitled, except that no indemnification shall be given for Expenses in connection with a Proceeding brought by the Company if he or she is found liable on any portion of the claims in such Proceeding.

10.6.3.      Indemnity Not Exclusive.  The indemnification and advancement of Expenses provided by this Section 10 shall not be exclusive of any other rights to which any Indemnified Person seeking indemnification or advancement of Expenses may be entitled under any agreement, vote of Members, determination of the Liquidation Manager, or otherwise, both as to action in such Indemnified Person’s capacity as such and as to action in another capacity while serving as an Indemnified Person.  Any repeal or modification hereof or thereof shall not affect any such rights then existing.

10.6.4.      Heirs, Executors and Administrators.  The indemnification and advancement of Expenses provided by this Section 10 shall, continue as to an Indemnified Person who is no longer acting in such capacity, and shall inure to the benefit of his or her heirs, executors and administrators, unless otherwise provided when authorized or ratified.

11.      MISCELLANEOUS

11.1.                 Complete Agreement.  This Agreement and any documents referred to herein or executed contemporaneously herewith constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all prior written or oral agreements, representations, warranties, statements, promises and understandings, and all contemporaneous oral agreements, representations, warranties, statements, promises and understandings, with respect to the subject matter hereof.  To the extent that any provision of the Certificate conflicts with any provision of this Agreement, the Certificate shall control.

11.2.                 Additional Documents.  Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

11.3.                 Company Books.  The Company shall be entitled to recognize the exclusive right of a Person registered on its books as at the Effective Date as the owner of a Unit for all purposes, including notices, voting, consents, dividends and distributions, and shall not be bound to recognize any other Person’s equitable or other claim to interest in such Unit, regardless of whether it has actual or constructive notice of such claim or interest.

11.4.                 Delivery of Notices.  All written notices to Members, the Member Representative and to the Liquidation Manager shall be given personally or by mail (registered, certified or other first class mail, with postage pre-paid), addressed to such person at the address designated by him or her for that purpose or, if none is designated, at his or her last known address.  Written notices to the Liquidation Manager may also be delivered at his or her office on the Company’s premises, if any, or by overnight courier, facsimile, computer transmission or similar form of communication, addressed to the address referred to in the preceding sentence.  Notices given pursuant to this Section 11.4 shall be deemed to be given when dispatched, or, if mailed, when deposited in a post office or official depository under the exclusive care and custody of the United States postal service.  Notices given by overnight courier shall be deemed “dispatched” at 9:00 a.m. on the day the overnight courier is reasonably requested to deliver the notice.  The Company shall have no duty to change the written address of any Liquidation Manager, Member Representative or Member unless the Secretary receives written notice of such address change.

11.5.                 Waiver of Notice. Whenever notice is required to be given under the Certificate, this Agreement or applicable law, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

11.6.                 Checks, Drafts, Evidences of Indebtedness.  All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Company, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by the Liquidation Manager.

11.7.                 Contracts, How Executed.  The Liquidation Manager is authorized to enter into any contract or execute any instrument in the name and on behalf of the Company with the title of either Liquidation Manager or Liquidation Director.

11.8.                 Representation of Interest in Other Corporations.  The Liquidation Manager is authorized to vote, represent, and exercise on behalf of the Company all rights incident to any and all interest in any other corporation or corporations standing in the name of the Company.  The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

11.9.                 Parties.

11.9.1.      No Third-Party Benefits.  None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third party.

11.9.2.      Successors and Assigns.  Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

Board Approved – Subject to Member Approval

11.10.               Disputes.

11.10.1.    Governing Law; Jurisdiction.  This Agreement has been negotiated and entered into in the State of Delaware, concerns a Delaware business and all questions with respect to the Agreement and the rights and liabilities of the parties will be governed by the laws of that state, regardless of the choice of law provisions of Delaware or any other jurisdiction.  Any and all disputes between the parties which may arise pursuant to this Agreement not covered by arbitration will be heard and determined before an appropriate federal or state court located in Los Angeles, California.  The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections that they may have as to personal jurisdiction or venue in any of the above courts.

11.10.2.    Arbitration as Exclusive Remedy.  Except for actions seeking injunctive relief, which may be brought before any court having jurisdiction, any claim arising out of or relating to (i) this Agreement, including its validity, interpretation, enforceability or breach, or (ii) the relationship between the parties (including its commencement and termination) whether based on breach of covenant, breach of an implied covenant or intentional infliction of emotional distress or other tort of contract theories, which are not settled by agreement between the parties, shall be settled by arbitration in Los Angeles, California by the Judicial Arbitration and Mediation Service.  Each party agrees that the arbitration provisions of this Agreement are its exclusive remedy and expressly waives any right to seek redress in another forum.  Each party shall bear the fees of the arbitrator appointed by it, and the fees of the neutral arbitrators shall be borne equally by each party during the arbitration, but the fees of all arbitrators shall be borne by the losing party.

11.10.3.    Waiver of Jury.  WITH RESPECT TO ANY DISPUTE ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, AS TO WHICH NO MEMBER INVOKES THE RIGHT TO ARBITRATION HEREINABOVE PROVIDED, OR AS TO WHICH LEGAL ACTION NEVERTHELESS OCCURS, EACH MEMBER HEREBY IRREVOCABLY WAIVES ALL RIGHTS IT MAY HAVE TO DEMAND A JURY TRIAL, INCLUDING ITS CONSTITUTIONAL RIGHTS.  THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE MEMBERS AND EACH MEMBER ACKNOWLEDGES THAT NONE OF THE OTHER MEMBERS NOR ANY PERSON ACTING ON BEHALF OF THE OTHER PARTIES HAS MADE ANY REPRESENTATION OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT.  THE MEMBERS EACH FURTHER ACKNOWLEDGE THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.  THE MEMBERS EACH FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

11.10.4.    Attorneys’ Fees.  In any dispute between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such dispute shall be entitled, in addition to such other relief as may be granted, to the attorneys’ fees and court costs incurred by reason of such litigation.

11.11.               Waivers Strictly Construed.  With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or by any other indulgence.

11.12.               Rules of Construction.

11.12.1.    Headings and References.  The Article and Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, or interpret the scope of this Agreement or of any particular Article or Section.  Unless otherwise specifically noted, any reference to an Article or Section number refers to the corresponding Article or Section of this Agreement.

11.12.2.    Tense and Case.  Throughout this Agreement, as the context may require, references to any word used in one tense or case shall include all other appropriate tenses or cases, and the term “including” means “including but not limited to.”

Board Approved – Subject to Member Approval

11.12.3.    Severability.  The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.

11.12.4.    Agreement Negotiated.  The parties to this Agreement are sophisticated and have been represented by lawyers throughout this transaction who have carefully negotiated the provisions hereof.  Only the final executed version of this Agreement may be admitted into evidence or used for any purpose, and drafts of this Agreement shall be disregarded for all purposes.

11.13.              Amendments or Alteration. Subject to the provisions of this Agreement,  this Agreement may be made, adopted, amended, altered or repealed by vote of the Majority of the Class A Unit Members or, subject to such right of the holders of Units, by the Liquidation Manager; provided, however, that (a) no amendment shall become effective without the written consent of all of the Members if such amendment would amend this Section 11.13; and (b) without the specific written consent of each Member affected thereby, no amendment shall reduce the Capital Account of any Member, any Member’s rights to distributions with respect thereto, any Member’s rights to withdraw from the Company, or increase that Member’s’ obligations, and (c) no amendment shall increase the obligations or decrease the rights of the Class B Members without those Members’ consent.  In addition to the requirements for amendment to the Agreement set out in the Agreement, no amendment shall decrease the rights of a Class C Unit Member or a Class D Unit Member with respect to those Units without his consent.

IN WITNESS WHEREOF, this Agreement. has been executed effective as of the date written above.

[SIGNATURES]

Board Approved – Subject to Member Approval

EXHIBIT A

PLAN OF DISSOLUTION AND LIQUIDATION

[Attached as Annex A to proxy statement]

Board Approved – Subject to Member Approval

EXHBIT B

FORM OF LIQUIDATION MANAGER AGREEMENT

[Attached as Annex D to proxy statement]

Board Approved – Subject to Member Approval

SCHEDULE I

DEFINITIONS

When used in this Agreement, the capitalized terms shall have the meanings set forth below or as set forth elsewhere in this Agreement):

“Act” means the Delaware Limited Liability Company Act, as the same may be amended from time to time.

“Affiliate” means any individual, partnership, corporation, trust or other entity or association, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, a Member.  The term “control,” as used in the immediately preceding sentence, means, with respect to a corporation or limited liability company, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the controlled corporation or limited liability company and, with respect to any individual, partnership, trust, other entity or association, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity.

“Agreement” means this Operating Agreement, as originally executed and as amended and/or restated from time to time.

“Capital Account” means with respect to any Member the capital account that the Company establishes and maintains for such Member pursuant to Section 3.

“Capital Contribution” means the total value of cash and fair market value (as determined by the Liquidation Manager) of property (including promissory notes or other obligations to contribute cash or property) or services contributed by Members.

“Capital Interests” means the ratio of each Member’s Capital Account to the total of all Member’s Capital Accounts at any time.

“Certificate” means the Certificate of Formation of the Company filed with the Secretary of State of Delaware on July 9, 2001 as amended from time to time.

“Class A Unit Member” means a holder of Class A Units.  A Class A Unit Member may also be a Class B Unit Member, a Class C Unit Member or a Class D Unit Member.

“Class A Units” have the meaning set forth in Section 2.1.

“Class B Unit Member” means a holder of Class B Units.  A Class B Unit Member may also be a Class A Unit Member.

“Class B Units” have the meaning set forth in Section 2.1.

“Class B Distribution” has the meaning set forth in Section 5.2.1.

“Class C and Class D Distribution” has the meaning set forth in Section 5.2.1.

Board Approved – Subject to Member Approval

“Class C Equivalent Interest” means to the sum of the number of Class C Equivalents then held by a Member divided by the number of Class C Equivalents then outstanding.  “Class C Equivalents” means (i) in the case of Class C Units, one, and (ii) in the case of Class D Units issued upon conversion of Class A Units, one minus the quotient obtained by dividing (a) the number of months between the date of the issuance that Class D Unit on conversion and the date of the distribution by (b) the sum of 18 plus the number of months between January 1, 2002 and the date of the distribution, and (iii) in the case of the 48 Class D Units originally issued under Section 2, one minus the quotient obtained by dividing (a) the number of months between November 30, 2001 and the date of the distribution by (b) the sum of 17 plus the number of months between November 30, 2001 and the date of the distribution.

“Class C Unit Member” means a holder of Class C Units.  A Class C Unit Member may also be a Class A Unit Member or a Class D Unit Member.

“Class C Units” have the meaning set forth in Section 2.1.

“Class D Unit Member” means a holder of Class D Units.  A Class D Unit Member may also be a Class A Unit Member or a Class C Unit Member.

“Class D Units” have the meaning set forth in Section 2.1.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, the provisions of succeeding law and, to the extent applicable, the Regulations.

“Company” has the meaning given in given in the preamble.

“Company Person” means a Member, the Liquidation Manager, the Member Representative or any former officer or manager of the Company.

“Expenses” includes reasonable attorneys’ fees, disbursements and retainers, court costs, transcript costs, fees of accountants, experts and witnesses, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness or other participant in a Proceeding.

“Fiscal Year” means the Company’s fiscal year, which shall be the calendar year.

“Indemnified Person” means the Liquidation Manager, the Member Representative, or any former officer, manager or employee of the Company.

“Liabilities” means (i) any Expenses and (ii) any other judgments, fines, penalties, ERISA excise taxes, and amounts paid in settlement of any claim, in connection with any Proceeding.

“Liquidation Manager” means the individual appointed as the Liquidation Manager as appointed from time to time pursuant to Section 7.1.1.

“Majority” means one or more Percentage Interests of Members that, taken together, exceed fifty percent (50%) of the aggregate of all Percentage Interests of Units entitled to act on any matter.

“Member” means each Person who (a) is an initial signatory to this Agreement, has been admitted to the Company as a Member in accordance with the Articles of this Agreement or is an assignee who has become a Member in accordance with Section 8 and (b) has not resigned, withdrawn, been expelled or had all of its Units redeemed or Transferred in accordance with this Agreement.  The term “Member” includes Class A Unit Members, Class B Unit Members, Class C Unit Members and Class D Unit Members.

“Membership Interest” means a Member’s entire interest in the Company or any portion thereof, including the right to receive information concerning the business and affairs of the Company.

Board Approved – Subject to Member Approval

“Member Representative” means the individual appointed as the Member Representative from time to time pursuant to Section 6.3.

“Monetized” means the conversion (through sale, lease or other methods) of substantially all of the value of an asset into cash or marketable securities, or the right to receive future payments of cash or marketable securities without substantial additional operating risk.  If the Liquidation Manager determines to hold an asset on an income producing basis and distribute the cash received therefrom to the Members of the Company from time to time, the Liquidation Manager may declare the asset Monetized.

“MRC” means Mine Reclamation, LLC.

“Net Profits” and “Net Losses” means the income, gain, loss, deductions and credits of the Company in the aggregate or separately stated, as appropriate, determined in accordance with generally accepted accounting principles employed under the method of accounting at the close of each Fiscal Year of the Company on the Company’s information tax return filed for federal income tax purposes.

“Other Assets” means additional Eagle Mountain property (other than the MRC), the Lake Tamarisk Property, and including miscellaneous related water, land and mineral assets.

“Percentage Interest” means, as of any date and with respect to each Member, that fraction, expressed as a percentage, having as its numerator the number of Class A Units then held by such Member and having as its denominator the number of Class A Units then held by all Members.

“Person” or “person” means an individual, general partnership, limited partnership, limited liability company, corporation, trust, estate, real estate investment trust association or any other entity.

“Plan” means the plan of dissolution and liquidation of the Company as approved by the Members on [•], 2013.

“Principal Office” means, at any time, the principal office as determined by the Liquidation Manager.

“Proceeding” means any action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative or investigative in nature, except a proceeding initiated by a Person pursuant to Section 10.2.

“Realized Value” means the aggregate of all consideration received by the Company with regard to that asset after the date thereof, whether in cash or any property, net of (i) all expenses directly related to that asset, whether operational or transactional (including brokerage and legal costs), but not including any overhead charges, and (ii) taxes on that amount at the rate assumed in the Valuation Analysis provided to the Class C Unit Members and the Class D Unit Members.  If the consideration in a Transaction is paid in whole or in part in the form of securities or other assets, the value of such securities or other assets shall be fair market value thereof (based, in the case of securities with an existing public trading market, on the last sales price for such securities on the last trading day prior to the event involved), although the Board may distribute the assets in kind.

“Regulations” means, unless the context clearly indicates otherwise, the regulations currently in force from time to time as final or temporary that have been issued by the U.S. Department of Treasury pursuant to its authority under the Code, as it may be amended from time to time.

“Tax Matters Partner” shall be Richard E. Stoddard or his successor as designated pursuant to Section 9.4.

“Transfer” means any sale, transfer, assignment, hypothecation, encumbrance or other disposition, whether voluntary or involuntary, by gift, bequest or otherwise of any economic, voting or other interest in a Unit (including right to or in the capital, profits or distributions of the Company).  In the case of a hypothecation, the Transfer shall be deemed to occur both at the time of the initial pledge and at any pledgee’s sale or a sale by any secured creditor.

Board Approved – Subject to Member Approval

“Unit” has the meaning set forth in Section 2.1.

Board Approved – Subject to Member Approval

SCHEDULE II

1.      Profits and Losses When Capital Accounts Exhausted.  In compliance with applicable Regulations, if there are Net Losses at any time when no Member’s Capital Account is positive, then (i) if there is any Member Nonrecourse Debt outstanding, any Member Nonrecourse Deductions shall be specially allocated to the Member(s) who bears the economic risk of loss with respect to that Member Nonrecourse Debt in accordance with Regulations Section 1.704-2(i) and Regulations Section 1.704-1(b), and (ii) all other deductions or losses shall be allocated to the Members in accordance with their Percentage Interests. Following any such allocations, except as otherwise provided in Regulation Section 1 .704-2(i)(4) or 1.704-2(f), respectively, each Member who has a share of any decrease in Member Minimum Gain (determined in accordance with Regulations Section 1.704-2(i)(5)) or in Company Minimum Gain (determined in accordance with Regulations Section 1.704-2(g)(2)) shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to that portion of such Member’s share of such net decrease. Allocations pursuant to the previous sentence shall be made in proportion to the amounts required to be allocated to each Member pursuant thereto.  The items to be so allocated shall be determined in accordance with (a) Regulations Section 1.704-2(i)(4) and 1.704-(j)(2) or (b) Regulations 1 .704-2(f)(6) and 1 .704-(j)(2) as applicable.  This provision is intended to comply with the minimum gain chargeback requirements contained in the Regulations and shall be interpreted consistently therewith.

2.      No Adjusted Capital Account Deficit.  Regardless of the other provisions of this Agreement, no Member will be allocated any Net Losses to the extent it would create or increase a deficit in that Member’s Adjusted Capital Account at the end of any Fiscal Year.  Any Net Losses not allocated because of the preceding sentence shall be allocated as if the Member(s) affected were not Member(s).  If, notwithstanding the prior sentence, any Member’s Adjusted Capital Account would be negative following a tentative allocation of Net Losses and Net Profits under the other provisions of this Agreement, items of Company income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate that deficit.

3.      Curative Allocations.  The allocations set forth in this Schedule II (the “Regulatory Allocations”) are intended to comply with the Regulations.  To the extent possible, the Members wish that the actual allocations made reflect what would have happened without the effect of these Regulatory Allocations.  Therefore, except as prohibited by the Regulations, the Liquidation Manager shall make such offsetting special allocations of Company income, gain, loss, or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, a Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of this Agreement.  In exercising its discretion under this section, the Liquidation Manager shall take into account any future Regulatory Allocations that, although not yet made, are likely to offset previous Regulatory Allocations.

4.      Definitions.

“Adjusted Capital Account” means, with respect to any Member, an amount equal to such Member’s Capital Account plus (a) any amounts that such Member is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); plus (b) any Member Nonrecourse Deductions or any Nonrecourse Deductions; and minus (c) the items described in Regulations Sections 1.704-1 (b)(2)(ii)(d)(4), 1.704-1 (b)(2)(ii)(d)(5), and 1.704-1 (b)(2)(ii)(d)(6). This definition of Adjusted Capital Account is intended to comply with Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Company Minimum Gain” has the meaning ascribed to the term “Partnership Minimum Gain” in Regulations Section 1.704-2(d).

“Member Nonrecourse Debt” has the meaning ascribed to the term “Partner Nonrecourse Debt” in Regulations Section 1.704-2(b)(4).

Board Approved – Subject to Member Approval

“Member Minimum Gain” means an amount determined in accordance with Regulations Section 1.704-2(i)(3) with respect to each Member Nonrecourse Debt equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability (as defined in Regulations Section 1.704-2(b)(3)).

“Member Nonrecourse Deductions” means items of Company loss, deduction, or Code Section 705(a)(2)(B) expenditures that are attributable to Company Nonrecourse Debt or to other liability owed to a Member for which no other Member bears the economic risk of loss.

“Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b)(1), and shall also include items of Company loss or deduction referable to such Member’s share (determined in accordance with the Member’s Percentage Interest) of outstanding recourse liabilities owed by the Company to non-Members for which no Member bears any economic risk of loss.

ANNEX C

COMPARISON SHOWING ALL CHANGES

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

OF

KAISER VENTURES LLC

A Delaware Limited Liability Company

           This Second Amended and Restated Operating Agreement (this “Agreement”), is made as of ~~October 1, 2001~~[●], 2013 (the “Effective Date”) and amends and restates the ~~original~~Amended and Restated Operating Agreement, dated as of ~~July 10,~~October 1, 2001 as previously amended ~~and restated from time to time~~ (the “Previous Agreement”), of Kaiser Ventures LLC (the “Company”), a Delaware limited liability company.  The terms of this Agreement are as follows:

~~A.                      On July 10, 2001, a Certificate of Formation (the “Certificate”) for Kaiser Ventures LLC (the “Company”), a limited liability company under the laws of the State of Delaware, was filed with the Delaware Secretary of State.  As of July 10, 2001 Kaiser Ventures Inc., a Delaware corporation, (“KVI”) contributed $100 in exchange for 1 Unit.  Capitalized terms are generally defined in Schedule 0.~~

A.           ~~B.            KVI wishes to amend and restated~~The Company’s Board of Managers (the “Board”) believes it is in the best interest of the Company to liquidate and dissolve the Company and on 2013, the Members approved a plan of dissolution and liquidation of the Company, a copy of which is attached as Exhibit A (the “Plan”) and further approved the amendment and restatement of the Previous Agreement and ~~to adopt and approve~~the approval of this Agreement to ~~establish its rights and responsibilities and to govern~~facilitate the liquidation and dissolution of the Company~~’s Members~~.

B.           The Plan provides, amongst other things, that the Board will cause the Company to dispose of all of the assets of the Company, wind up its affairs, pay or adequately provide for the payment of all of its liabilities and distribute to or for the benefit of the Members any of the Company’s remaining assets.

           NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, ~~KVI by~~ this Agreement sets forth the operating agreement for the Company under the laws of the State of Delaware.

1.            ORGANIZATIONAL MATTERS

1.1.                 Definitions.  If not otherwise defined herein, capitalized terms used herein are generally defined in Schedule I.

1.2.                 Formation.  Pursuant to the Act, the Company was formed as a Delaware limited liability company under the laws of the State of Delaware by filing the Certificate with the Delaware Secretary of State and entering into this Agreement.  The rights and liabilities of the Members shall be determined pursuant to the Act and this Agreement.  To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

1.3. ~~1.2.~~         Name.  ~~The name of the Company shall be “Kaiser Ventures LLC.”  The business of the Company may be conducted under that name or, upon compliance with applicable laws, any other name that the Board deems appropriate or advisable.  The President shall file any fictitious name certificates and similar filings, and any amendments thereto, that the Board considers appropriate or advisable.~~One business day after the Effective Date, the Liquidation Manager will file an amendment to the Company’s Certificate with the Delaware Secretary of State changing the name of the Company from Kaiser Ventures LLC to “CIL&D, LLC.”

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

1.4.~~1.3.~~         Term.  ~~The term of this Agreement shall be perpetual, unless sooner terminated as hereinafter provided.~~This Agreement shall terminate upon the earliest of: (i) such time as termination is required by the Act; (ii) the distribution of all the Company’s assets and the filing of a Certificate of Cancellation by the Company with the Delaware Secretary of State pursuant to the Plan; or (iii) three (3) years from the Effective Date, subject to such extensions at the option of the Liquidation Manager (as defined in Section 7.1) as may be permitted by applicable law and may be approved by the Member Representative (as defined in Section 6.3).

1.5.                 ~~1.4.~~ Office and Agent.  The Company shall continuously maintain an office and registered agent in the State of Delaware, as required by the Act.  The principal office of the Company shall be as determined by the ~~Board~~Liquidation Manager (the “Principal Office”).  The Company also may have such offices, anywhere within and without the State of Delaware, as the ~~Board~~Liquidation Manager from time to time may determine ~~or the business of the Company may require~~.  The registered agent shall be as stated in the Certificate or as otherwise determined by the ~~Board~~Liquidation Manager.

1.6.                 ~~1.5.~~ Addresses of the Members; Inspection.  The respective names and addresses of and numbers and classes of Units held by the Members ~~are set forth on~~ Exhibit A~~.  The Company shall revise~~ Exhibit A ~~from time to time as changes in the information on that Exhibit occur, and may engage a transfer agent or other party to maintain such list on its behalf.~~shall be maintained by the Company at its Principal Office and shall be open for inspection by the Members to the extent permitted under Section 6.4.

1.7.                 ~~1.6. Purpose of Company.  The purpose of the Company is to engage in any lawful activity for which a limited liability company may be organized under the Act.~~Purpose of Company.  The Company is operating under the Plan and thus the sole purpose of the Company is to dispose of its assets and make provision for its liabilities as required by the Act, to wind up its business and affairs and to dissolve.  The Company has no objective to continue or engage in the conduct of an active trade or business, except to the limited and reasonable extent necessary to preserve or protect its assets pending liquidation; to reasonably enhance the value of its assets as part of an anticipated sale or disposition of such assets; to wind up its business and affairs; to discharge, pay or make provision for all of its liabilities; and to distribute its assets in accordance with the Act, the Plan and this Agreement.  Solely in furtherance of the foregoing, the Company may, as part of the dissolution process, directly or indirectly engage in iron ore mining and/or in the recycling and processing of mine tailings at the Company’s Eagle Mountain property.

~~1.7.                 Approval and Effect of Merger.  Each Member hereby approves the merger of the Company with KVI, with the Company being the surviving entity (the “Merger”), and this Agreement being the Operating Agreement of the surviving entity.  Upon the Effective Time of the Merger, each holder of Common Stock of KVI will automatically be admitted as a Member of the Company, holding that number of Units equal to the number of shares of KVI Common Stock held by such person immediately prior to the Merger, and with a capital account equal to the value of tax basis of the assets contributed by KVI divided by the number of Class A Units issued in the Merger.~~

1.8.                 Approval of Sale of Substantially All of the Assets.  The Company ~~has been formed~~and its Members have approved the liquidation and dissolution of the Company pursuant to the Plan, with the expectation that the ~~remaining~~ assets of ~~KVI~~the Company will be sold or otherwise disposed of in an orderly fashion as the ~~Board~~Liquidation Manager deems reasonable.  Accordingly, no additional consent of the Members is required for any such sale or disposition, even if such sale or disposition involves substantially all of the assets of the Company.

2.            UNITS

2.1.                 Units.  The Membership Interest of each of the Members in the Company ~~shall~~ consist of a number of “Units.”  The Units ~~will initially~~ consist of Class A Units (the “Class A Units”) ~~and, if the Company issues non-voting Class B Units (the “Class B Units”), the Units will include Class A Units and Class B Units.  Due to the termination of the Kaiser Ventures Inc. Long Term Transaction Incentive Program (the “TIP”) and that participants in the TIP (the “Participants”) being no longer entitled to any further payment under the TIP, the Company has issued two additional classes of Units (the “Class C Units” and the “Class D Units”) representing the Participants’ interest in the TIP.  The Units include Class C Units and Class D Units.~~, Class B Units (the “Class B Units”), Class C Units (the “Class C Units”) and Class D Units (the “Class D Units”).

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

2.2.                            Issuance of Units. ~~Subject to compliance with all of the terms of this Agreement and applicable law, the Company may issue Class A Units or Class B Units at any time and from time to time for such consideration as may be approved by the Board.  It is currently anticipated that, prior to the consummation of the Merger, an aggregate of approximately 752,000 Class B Units will be issued to Richard A. Daniels, Gary W. Johnson and Kay Hazen, three former managers of MRC.  Additional classes of Units may be authorized by an amendment to this Agreement approved by a Majority of the Members.  No additional Class B Units may be issued.~~No additional Units of the Company may be issued after the Effective Date.

~~2.3.            Issuance of Class C Units and Class D Units. In consideration of a release of all obligations by the Company under the TIP, and the continued availability of that Participant to render services to the Company, the Company has issued the following units to the Participants listed below.  The total number of Class C Units and Class D Units are initially in the aggregate equal 1000, which may decline if any Units are repurchased under Section 9.2.  Except as set forth in Section 9.2, no additional Class C Units or (except upon conversion of Class C Units) Class D Units may be issued:~~

~~Member~~	~~Class C Units~~	~~Class D Units~~
~~Rick Stoddard~~	~~400~~
~~Terry Cook~~	~~240~~
~~James Verhey~~	~~160~~
~~Anthony Silva~~	~~72~~	~~48~~
~~Paul Shampay~~	~~80~~

3.                      CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS

~~3.1.                 Initial Capital Contributions.  KVI has contributed $100 in cash for the Class A Units purchased by KVI.  Upon issuance of Class B Units, each Class B Member will initially have a capital account equal to zero.  Each Class C Member and Class D Member initially have a capital account equal to zero.~~

3.1.~~3.2.~~         Additional Capital Contributions.  ~~No Member shall be required to make any additional Capital Contributions except as set forth in a written subscription agreement signed by that Member.~~  No Member shall be entitled to make any additional Capital Contributions ~~unless approved by the Board.  Immediately following any additional Capital Contributions, the Capital Account of the existing Members shall be adjusted (for book but not tax purposes) to reflect the value ascribed to the newly issued Units.~~ .

3.2.~~3.3.~~         Capital Accounts.  The Company shall establish an individual Capital Account for each Member.  The Company shall determine and maintain each Capital Account in accordance with Regulations Section 1.704-1(b)(2)(iv).  If a Member Transfers all or a part of such Member’s Membership Interest in accordance with this Agreement, such Member’s Capital Account attributable to the Transferred Membership Interest shall carry over to the new owner of such Membership Interest pursuant to Regulations Section 1.704-1(b)(2)(iv)(1).  Each Capital Account shall consist of a Member’s paid-in Capital Contribution(s) (whether in cash, property, services or otherwise) (a) increased by such Member’s allocated share of Net Profits in accordance with Section 4 hereof, (b) decreased by such Member’s allocated share of Net Losses and distributions in accordance with ~~Section 4~~Sections 4 and 5 hereof, and (c) adjusted as otherwise required in accordance with the Code, Regulations and generally accepted accounting principles (to the extent consistent with the Code and Regulations).

3.3.~~3.4.~~         No Interest.  No Member shall be entitled to receive any interest on such Member’s Capital Contributions.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

3.4.~~3.5.~~         No Right to Withdraw Capital.  No Member shall be entitled to make withdrawals from, or to receive repayment of, its Capital Account except as expressly provided herein.  Each Member shall look solely to the assets of the Company, and no Member shall look to any other Member or to ~~any~~the Liquidation Manager for the return of its Capital Contributions or any amount in its Capital Account.

4.                            ALLOCATIONS OF NET PROFITS AND NET LOSSES

4.1.                 Allocation of Net Profits and Net Losses.    Subject to the Regulatory Allocations in Schedule ~~I~~II, Net Profits and Net Losses shall be allocated as follows: During any year in which the Class B Units receive a distribution under Section 5.2.1 hereof, the Class B Units will be allocated an amount of the Net Profits for that year equal to the amount of such distribution, or if the Company does not have Net Profits in that year equal to or greater than the amount of such distribution, the Class B Units shall be allocated items of Gross Income equal to the excess of the distribution over the Net Profits so allocated.  After the allocations to the Class B Units, during any year in which the Class C Units and Class D Units receive a distribution under Section ~~5.2.2~~5.2.1 hereof, each Class C Unit and each Class D Unit will be allocated an amount of the Net Profits (or if the Company does not have Net Profits in that year equal to or greater than the amount of such distribution, items of gross income) equal to the amount of such distribution with respect to such Unit, with the character (capital gain, ordinary income, etc.) of the Net Profits or gross income to reflect the portion of each type of income recognized by the Company with respect to that asset(s) after the date thereof, as determined by the ~~Board~~Liquidation Manager in good faith.  All other items of income, gain, loss, or deduction of the Company will be allocated to the Class A Units according to their Percentage Interests.

4.2.                 Tax-Book Differences.  For tax purposes, items will be allocated to the Members in the same manner as for book purposes, except that:  (i) Code Section 704(c) shall apply to the allocation of items of income, gain, deduction, and loss related to contributed property having an adjusted federal income tax basis at the time of contribution that differs from its fair market value; and (ii) Regulations Section 1.704-1(b)(2)(iv)(f)(4) shall apply to the items of income, gain, deduction, and loss related to property with a book value adjusted pursuant to Regulations Section 1.704-1(b)(2)(iv)(f).  In cases where Code Section 704(c) or Regulations Section 1.704-1(b)(2)(iv)(f) applies, the Members’ Capital Accounts shall be adjusted in accordance with Regulations Section 1.704-1(b)(2)(iv)(g).  In the event that the book value of property is adjusted pursuant to Regulations Section 1.704-1(b)(2)(iv)(f), (i) the Members’ Capital Accounts shall also be adjusted as required by Regulations Section 1.704-1(b)(2)(iv)(f)(2) and (ii) thereafter, in applying the allocation provisions of this Agreement for book purposes, the unrealized items reflected in the Capital Account adjustments required by Regulations Section 1.704-1(b)(2)(iv)(f)(2) shall be deemed to have been allocated to the Members pursuant to such allocation provisions.

4.3.                 Obligations of Members to Report Consistently.  The Members agree to be bound by the provisions of this Agreement in reporting their respective shares of Company income and loss for income tax purposes.

4.4.                 Tax Elections.  The ~~Board~~Liquidation Manager may, in ~~its~~his sole discretion, cause the Company to make any elections required or permitted to be made by the Company under the Code and not otherwise expressly provided for in this Agreement, including, without limitation, the election referred to in Code Section 754  and corresponding provisions of state law; provided, however, that if the election referred to in Code Section 754 and corresponding provisions of state law is made, the Company shall not be required to make (and shall not be obligated to bear the expenses of making) any accounting adjustment resulting from such election in the information supplied to the Members, or if it provides such adjustments the Membership shall have the right to charge the Members benefiting from such election for the Company’s reasonable expenses in making such adjustments.  Each of the Members will, upon request, supply the information necessary to give proper effect to such election.

4.5.                 Variations in Percentage Interests.  If the number of Units are ~~increased or~~ decreased by reason of the ~~admission of a new Member or the~~ repurchase of a Member’s Units~~, additional Capital Contributions or otherwise~~, during any Fiscal Year, each item of income, gain, loss, deduction or credit of the Company for such Fiscal Year shall be allocated among the Members by the ~~Board~~Liquidation Manager in accordance with any method permitted by Code Section 706(d)  and the applicable Regulations in order to take into account the Members’ varying Percentage Interests during the year.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

5.                      DISTRIBUTIONS

5.1.                          Distribution of Assets by the Company.  Subject to applicable law and any limitations contained elsewhere in this Agreement, the ~~Board~~Liquidation Manager may elect in ~~its~~his discretion from time to time to distribute cash or property to the Members, except that no distribution shall be made if, after giving effect to the distribution, the Company would not be able to pay its ~~debts as they become due in the usual course of business~~liabilities.

5.2.                          Allocations of Distributions.  ~~Subject to Section 5.3, 5.4 and 5.5, all~~All distributions shall be made ~~as follows~~in the following order and priority:

5.2.1.       Class B Members.   Within 45 days after MRC’s receipt of any Purchase Price Payment, the Company shall first distribute an amount per Class B Unit outstanding equal to the product of (a) $1.00  times (b) the Purchase Price Payment then divided by (c) $41,000,000 (the “Class B Distribution”);

5.2.2.       Class C ~~Units~~Members and Class D ~~Units~~Members.
                                  ~~If a Class B Distribution is triggered under Section 5.2.1, then the Company shall make the Class B Distribution before making any distribution to the Class C Unit Members or the Class D Unit Members.~~(1)(a)  Within 45 days after MRC has been Monetized, an amount equal to (i) 2.5% of any Realized Value from that asset in excess of $27,021,546, plus (ii) an additional 2.5% of any such Realized Value in excess of $32,800,000; and (b)  Within 45 days after the ~~West Valley MRF has been Monetized, an amount equal to (i) 2.5% of any Realized Value from that asset in excess of $6,917,330, plus (ii) an additional 2.5% of any such Realized Value in excess of $8,396,574; and (c)  Within 45 days after the~~ Other Assets have been Monetized, an amount equal to (i) 2.5% of any such Realized Value from ~~that asset~~those assets in excess of $1,639,317, plus (ii) an additional 2.5% of any such Realized Value in excess of $1,989,879.

  (2)      Within 45 days after each of the MRC~~, the West Valley MRF~~ and the Other Assets have all been Monetized, an amount equal to (i) 10% of any Aggregate Realized Value in excess of $22,075,465.96, less (ii) any distributions previously made under Section 5.2.2(1).

  (3)      Any distributions under this Section 5.2.2 will be made to each Class C Unit Member and each Class D Unit Member based on his Class C Equivalent Interest ~~at the record date for the distribution~~, the “Class C and Class D Distribution”;

5.2.3.     The total amount calculated under Section 5.2.2 shall be adjusted by an amount represented by applying that percentage of increase or decrease that would be allocable to the final total amount that would be distributable to the owners of Class A Units (on a per unit basis based upon the number of Class A Units outstanding as of the calculation of the distribution) as a result of the Company’s repurchase of Class A Units through a tender offer or otherwise as compared to the Company not repurchasing such Class A Units.  This Section applies to, among other Company repurchases of Class A Units, the 841,544 Class A Units repurchased as a result of the tender offer completed by the Company in December 2008 and, with regard to the determination of the total number of outstanding Class A Units as of the date of the calculation of the distribution as provided in this Section 5.2.3, the issuance of additional Class A Units and the repurchase of Class A Units shall have been taken into account in making such determination; and

5.2.4.       Class A Members  Distributions to the Class A Members shall be made in proportion to their Percentage Interests.  If a Class B Distribution is triggered under Section 5.2.1 or Class C and Class D Distribution is triggered under Section 5.2.2, then the Company shall make the Class B Distribution and Class C and Class D Distribution before making any distribution to the Class A Members.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

5.3.          Persons to Receive Distribution.  All distributions shall be made to the Persons who, according to the books and records of the Company, are the holders of record of the Units in respect of which such distributions are made on the ~~record date for the distribution, which  shall not be more than 60 days prior to the distribution with respect to the Class A Units, and 45 days prior to the distribution with respect to Class B Units, Class C Units and Class D Units.~~  Effective Date.

~~5.4.                           Calculations of Class C and Class D Distributions.  The Company shall provide each Class C Unit Member and each Class D Unit Member, at any time at which a payment is due to Class C Unit Member and/or Class D Unit Member in accordance with Section 5, with a statement setting forth its calculation of the payment(s) then due.  Each Class C Unit Member and each Class D Unit Member shall have 30 days to review such statement, and unless such Class C Unit Member or Class D Unit Member provides written notice to the Company of any objections to the calculation within that period, the calculation shall be final and binding.  If a Class C Unit Member or a Class D Unit Member timely objects to the statement, the dispute will be immediately submitted to an arbitrator agreed by the Company on the one hand and the Class C Unit Members and Class D Unit Members holding a majority of the Class C Equivalent Interests with respect to that statement on the other hand or, if no such arbitrator is agreed upon within 15 days, the dispute shall be resolved under the commercial arbitration rules of the American Arbitration Association.  In calculating the amounts due, the decisions, determinations and interpretations of the Board and the Committee made in good faith shall be final and binding on all Class C Unit Members and Class D Unit Members. Neither the Company nor any Company Person shall incur any liability for making distributions in accordance with this Section.~~

~~5.5.                           Determination of Payments Upon the Occurrence of a Transaction Event. A Transaction Event shall be deemed a Monetized event for the MRC, the West Valley MRF and all the Other Assets of the Company, as applicable. Upon the occurrence of a Transaction Event, the Board in existence immediately prior to such an event shall in good faith reasonably allocate the Monetized amount among the MRC, the West Valley MRF and the Other Assets (to the extent they still exist at the time of the deemed Monetization) for purposes of Section 5.2.2(1) as applicable and appropriate.  Additionally, upon a Transaction Event the Board in existence immediately prior to such event shall make a good faith reasonable determination of the Aggregate Realized Value for purposes of Section 5.2.2(2).  For example, and by way of illustration, if there was a cash merger with the Company resulting in a payment of $3.00 per Class A Unit and there were 7,000,000 outstanding (including units that are to be issued upon conversion of Kaiser Ventures Inc. stock to Kaiser Ventures LLC Class A Units), there would be a Transaction Event and the Aggregate Realized Value for purposes of Paragraph 5.2.2(2) would be $21,000,000.  Additionally, the MRC, the West Valley MRF and the Other Assets would be deemed Monetized for an aggregate value of $21,000,000 and the Board of Managers would in good faith reasonably allocate the total consideration among such three categories of assets for purposes of determining any payment that may be due under Paragraph 5.2.2(1).~~

~~In the event the consideration to be paid as a result of a Transaction Event or upon any event that Monetized the MRC, the West Valley MRF and/or other asset is other than cash or readily marketable securities, the Board of Managers in existence immediately prior to such event shall in good faith reasonably determine the fair market value of such consideration for purposes of the calculation of any amount distributable on the C and D Units.~~

5.4.              ~~5.6.~~       Form of Distribution.  A Member, regardless of the nature of the Member’s Capital Contribution, has no right to demand and receive any distribution from the Company in any form other than money.  No Member may be compelled to accept from the Company a distribution of any asset in kind in lieu of a proportionate distribution of money being made to other Members.  A Member may be compelled to accept a distribution of ~~any~~an asset in kind from the Company to the extent that the percentage of the asset distributed to such Member is equal to a percentage of that asset which is equal to the percentage in which such Member shares in distributions from the Company.

5.5.              ~~5.7.~~       Withholding on Distributions.  Each Member agrees that the Company may deduct and withhold amounts for tax or other obligations of such Member on any amount distributed or allocated by the Company to such Member if the Company believes in good faith that it is required by law to do so.  Each Member shall promptly furnish the Tax Matters Partner with an Internal Revenue Service Form W-8 or W-9, as applicable.  All amounts so withheld with respect to such Member shall be treated as amounts distributed to such Person for all purposes under this Agreement.  In addition, the affected Member shall reimburse the Company for any such amounts so withheld to the extent not deducted from a distribution.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

5.6.              ~~5.8.~~       Return of Distributions.  Except for distributions made in violation of the Act or as expressly set forth in this Agreement or any other written agreement executed by such Person, no Company Person shall be obligated to return any distribution to the Company or pay the amount of any distribution for the account of the Company or to any creditor of the Company.  The amount of any distribution returned to the Company by a Member or paid by a Member for the account of the Company or to a creditor of the Company shall be added to the account or accounts from which it was subtracted when it was distributed to the Member.

5.7.              Distributions in Kind.  Any non-cash asset distributed to one or more Members shall first be valued at its fair market value to determine the Net Profit or Net Loss that would have resulted if such asset were sold for such value, such Net Profit or Net Loss shall then be allocated pursuant to Section 4, and the Members’ Capital Accounts shall be adjusted to reflect such allocations.  The amount distributed and charged to the Capital Account of each Member receiving an interest in such distributed asset shall be the fair market value of such interest (net of any liability secured by such asset that such Member assumes or takes subject to).  The fair market value of such asset shall be determined by the Liquidation Manager in his sole but reasonable discretion.

5.8.              Order of Payment of Liabilities upon Dissolution.  Upon dissolution of the Company, any remaining assets of the Company shall first discharge any liability of the Company in respect of the remuneration of the Liquidation Manager.  After determining that all known debts and liabilities of the Company in the process of winding-up, including, without limitation, debts and liabilities to Members who are creditors of the Company, have been paid or adequately provided for, the remaining assets shall be distributed to the Members in accordance with this Section 5, after taking into account income and loss allocations for the Company’s taxable year during which liquidation occurs.

5.9.              Compliance with Regulations.  All payments to the Members upon the winding up and dissolution of the Company shall be strictly in accordance with the positive capital account balance limitation and other requirements of Regulations Section 1.704-1 (b)(2)(ii)(d).

5.10.            Limitations on Payments Made in Dissolution.  Except as otherwise specifically provided in this Agreement, each Member shall be entitled to look solely to the assets of the Company for the return of its positive Capital Account balance and shall have no recourse for such Member’s Capital Contribution and/or share of Net Profits (upon dissolution or otherwise) against the Liquidation Manager, or any other Member, except as provided in Section 10.

6.                        MEMBERS

6.1.                           Admission of Additional Members.  No additional Members shall be admitted ~~unless approved by the Board.  No additional Member shall become a Member until such additional Member has made any required Capital Contribution and has become a party to this Agreement.~~ to the Company except where provided for in Section 8.1.

6.2.                           ~~Transactions with the Company.  Subject to applicable law, a Company Person or Affiliate thereof has the same rights and obligations with respect to a transaction with the Company as a Person who is not a Member.~~Meetings of Members.  No further meetings of the Members shall be held after the Effective Date.

6.3.                           ~~Members Are Not Agents.  Pursuant to Section and the Certificate, the management of the Company is vested in the Board.  No Member, acting solely in the capacity of a Member, is an agent of the Company nor can any Member in such capacity bind or execute any instrument on behalf of the Company or render the Company liable for any purpose.~~            Member Representative.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

~~6.4.                           Voting.  At all Members’ meetings, every holder of Class A Units entitled to vote shall have the right to one vote for each Class A Unit outstanding in his or her name on the records of the Company only to the extent expressly provided in this Agreement or the Certificate, or as requested by the Board.  Such vote may be~~ viva voce ~~or by ballot.  When a quorum is present and an action other than the election of Managers is to be taken by a vote of Members, such action shall be authorized by a Voting Majority of the Members, unless a greater vote is otherwise required by this Agreement or by law.  Managers shall be elected by a plurality of the votes cast by Class A Unit Members at any election.  No Class A Unit Member will be permitted to cumulate votes at any election of Managers.  The Class B Unit Members will not have the right to vote on, any matter except as required by law, but will receive notice of Members’ meetings and will be entitled to attend such meetings. The Class C Unit Members and Class D Unit Members will not have the right to vote on any matter except as required by law, but will receive notice of Members’ meetings and will be entitled to attend such meetings.~~

~~6.5.                           Meetings of Members.~~

~~6.5.1.       Place of Meetings.  All meetings of Members shall be held either at the principal office of the Company or at any other place designated by the Board.~~

~~6.5.2.       Annual Meeting. The annual meeting of Members shall be held at such time and on such date as the Board shall determine.  At the meeting, Managers shall be elected by the Class A Unit Members, and any other proper business transacted.~~

~~6.5.3.       Special Meetings.  Special meetings of Members, for any purpose whatsoever, may be called at any time by the Chief Executive Officer, if any, or by the President if there is no Chief Executive Officer, or shall be called by the Secretary or any Assistant Secretary upon written request (stating the purpose for which the meeting is to be called) of a majority of the Board.~~

~~6.5.4.       Notice of Meetings.  Except as provided in Section 6.5.5 below, written notice (in the manner described in Section 6.5.5 below) of annual and special meetings shall be sent to each Member entitled to attend such meeting~~

6.3.1.       Each Member hereby initially appoints Terry L. Cook (the “Member Representative”) as his or its true and lawful agent to:

6.3.1.1.  give and receive notices and communications (including any consents, approvals, and cooperation) to the extent required by this Agreement and the Plan (except to the extent that this Agreement expressly contemplates that any such notice or communication shall be given or received by a Member individually) including, without limitation (a) the removal of the Liquidation Manager for “cause” as that term is defined in the Liquidation Manager Agreement, (b) the appointment of a new Liquidation Manager, (c) the agreement of any modification or amendment to the Liquidation Manager Agreement; (d) the extension of the term of this Agreement at the request of the Liquidation Manager, (e) the exercise of the power of a Majority of the Class A Unit Members to approve any amendment of this Agreement under Section 11.13, (f) the approval of any transaction between the Company and the Liquidation Manager, and (g) the appointment of the Tax Matters Partner.

6.3.1.2.   act for and on behalf of the Members to the extent necessary and provided for in the Plan in a timely manner; and

6.3.1.3.   take all actions necessary or appropriate in the reasonable, good faith judgment of the Member Representative for the accomplishment of the foregoing, in each case without having to seek or obtain the consent of any Member.

6.3.2.       Terry L. Cook hereby accepts his appointment as the Member Representative under this Agreement.  It is acknowledged that the Member Representative (in his capacity as Member Representative) is a separate party to this Agreement for the purposes of this Section 6.3.  The Member Representative shall not have any liability to the Company or to the Members in connection with the Plan or this Agreement, except in the event of a breach by the Member Representative of his obligations under this Agreement or under the Plan.  The Member Representative has no fiduciary obligation to the Members, the Company or the Liquidating Manager and may make the decisions and take the actions required under this Agreement or the Plan on behalf of the Members based on his reasonable, good faith judgment.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

6.3.3.       Each Member acknowledges that the Company and the Liquidation Manager are relying and shall rely on the authority of the Member Representative granted under this Agreement.

6.3.4.       The person serving as the Member Representative may resign upon not less than ten (10) days ~~nor more than sixty (60) days before the date of the meeting, whether annual or special, and shall specify the place, the day and the hour of such meeting, and the purpose or purposes of the meeting.  The notice of any meeting at which Managers are to be elected shall include the name of any nominee or nominees who at the time of the notice, the Board intends to present for election by the Class A Unit Members.~~

~~If any notice addressed to a Member at the address of that Member appearing on the books of the Company is returned to the Company by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the Member at that address, then all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the Member on written demand of the Member at the principal executive office of the Company for a period of one (1) year from the date of the giving of the notice.~~

~~An affidavit of the mailing or other means of giving any notice of any Members’ meeting, executed by the Secretary, Assistant Secretary or any transfer agent of the Company giving the notice, shall be prima facie evidence of the giving of such notice.~~

~~6.5.5.       Advance Notice Requirements for Member Proposals and Manager Nominations.  At an annual meeting of the Members, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, nominations for the election of Managers or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board; (b) otherwise properly brought before the meeting by or at the direction of the Board; or (c) otherwise properly brought before the meeting by a Class A Unit Member.  For business to be properly brought before an annual meeting by a Class A Unit Member, or for a Class A Unit Member to nominate candidates for election as Managers at an annual or special meeting of the Members, the Class A Unit Member must have given timely notice thereof in writing and in proper form to the Secretary of the Company.  To be timely, a Class A Unit Member’s notice must be delivered, or mailed to and received at the principal executive offices of the Company:~~

~~(a) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of Members, not less than 60 days nor more than 90 days prior to such anniversary date; and~~

~~(b) in the case of an annual meeting that is not called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting, or in the case of a special meeting of the Members at which Managers will be elected, not later than the close of business on the tenth day following the date on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.~~

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

~~To be in proper form a Class A Unit Member’s notice to the Secretary shall set forth as to each matter:  (i) the name and address of the Class A Unit Member who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed; (ii) a representation that the Class A Unit Member is a holder of record of Class A Units entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) if applicable, a description of all arrangements or understandings between the Class A Unit Member and each nominee and any other person or persons pursuant to which the nomination or nominations are to be made by the member; (iv) such other information regarding each nominee or each matter of business to be proposed by such Class A Unit Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; and (v) if applicable, the consent of each nominee to serve as Manager of the Company if so elected.  Notwithstanding anything in this Agreement to the contrary, no business shall be conducted at any annual meeting or special meeting called for the purpose of electing Managers except in accordance with the procedures set forth in this Section 6.5.5.  The Chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that the nomination of any person or other business was not properly brought before the meeting and in accordance with the provisions of this Section 6.5.5, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted or the nomination of any person acknowledged.~~

~~A Class B Unit Member who is not also a Class A Unit Member is not entitled to bring business before an annual or special meeting of the Members.  A Class C Unit Member or a Class D Unit Member who is not also a Class A Unit Member is not entitled to bring business before an annual or special meeting of the Members.~~

~~6.5.6.       Adjourned Meetings and Notice Thereof.  Any Members’ meeting, whether annual or special, and whether or not a quorum is present, may be adjourned from time to time by the vote of a Voting Majority of the Members, but in the absence of a quorum no other business may be transacted at any such meeting.  At the adjourned meeting, the Company may transact any business that might have been transacted at the original meeting.~~

~~When any Members’ meeting, either annual or special, is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting.  Except as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which such adjournment is taken.~~

~~6.5.7.      Quorum.  The presence in person or by proxy of the holders of a Majority shall constitute a quorum for the transaction of business, except as otherwise provided by this Agreement or by law.  The Members present at a duly called or held meeting at which a quorum is initially present may continue to do business until adjournment, notwithstanding the withdrawal of enough Members to leave less than a quorum;~~ provided ~~that any action taken is approved by at least a majority of the Units required to constitute a quorum.  Regardless of whether a quorum is present, a Members’ meeting may be adjourned as provided in Section 6.5.6 above.~~

~~6.5.8.      Conduct of Business.  The Chairman of the Board, or in the absence of the Chairman of the Board, the Vice Chairman of the Board or in the absence of the Vice Chairman of the Board, the President shall call the meeting of Members to order, and shall act as chairman of the meeting.  The chairman of any meeting of Members shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business.  The Secretary, or in the absence of the Secretary the Assistant Secretary, of the Company shall act as Secretary of all meetings of the Members, but in the absence of the Secretary or Assistant Secretary at any meeting of the Members, the presiding officer may appoint any person to act as secretary of the meeting.~~

~~6.6.                           Action Without Meeting.  Any action, except the election of Managers, which under the provisions of the Act may be taken at a meeting of the Members, may be taken without a meeting if authorized by the written consent of Members holding at least a Majority; provided, if any greater proportion of voting power is required for such action at a meeting, then such greater proportion of written consents shall be required.~~

~~6.7.                           Proxies.  Every person entitled to vote at or execute consents in connection with a Members’ meeting shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the Secretary of the Company; provided that no such proxy shall be valid after the expiration of three (3) years from the date of its execution, unless the Member executing it specifies therein a longer period of time.  A proxy shall be deemed executed if the Member’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the Member or the Member’s attorney-in-fact.  A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A Member may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company.~~’ prior written notice to the Liquidation Manager.  In the event of such resignation, or in the event of the death, disability or breach of this Agreement by the person serving as the Member Representative, the Liquidation Manager shall promptly replace the Member Representative by appointing as the successor Member Representative either (as determined by the Liquidating Manager in his sole discretion) (i) a current or former executive officer of the Company who also holds Class A Units on the date of his or her appointment, or (ii) the holder of at least five percent (5%) of the outstanding Class A Units (or his designee if the holder is an entity) on the date of his or her appointment.  The resigning Member Representative shall provide his successor with (or with copies of) such of its records as his successor requires to carry out his functions under this Agreement and the Plan.  Notice of the appointment of a new Member Representative will be provided to all Members.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

6.3.5.       Any notice or communication given or received by, and any decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of, the Member Representative shall constitute a notice or communication to or by, or a decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of all Members, and shall be final, binding and conclusive upon each Member.

6.3.6.       The Member Representative acknowledges and agrees that all information relating to the Company provided to and obtained by him in his capacity as Member Representative shall be held by him in confidence or used by him and disclosed by him only as may reasonably be required in connection with this Agreement and the Plan.

6.3.7.         The Member Representative shall be deemed to be a Company Person for purposes of Section 7.2.  The individual serving as Member Representative may also serve as an employee or officer of the Company from time to time, if so appointed by the Liquidation Manager.

~~6.8.                          List of Members.  The Secretary of the Company or other officer or agent who is in charge of the Unit ledger of the Company shall prepare and make, at least ten (10) days before every Members’ meeting, a complete list of the Members entitled to vote at the meeting, or any adjournment of the meeting, arranged in alphabetical order, and showing the address of each Member and the number of Units registered in the name of each Member.  Such list shall be open to the examination of any Member, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, at the principal business office of the Company.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Member who is present.  The Company’s Unit ledger shall be the only evidence as to who are the Members entitled to examine the Unit ledger, the  Members entitled to vote in person or by proxy at any meeting of the Members and the number of Units held by each of them.    In addition, a~~
6.4                            Inspection Rights.  A Member which owns of record more than 5% of the issued and outstanding Class A Units of the Company may at any time make written request to the Company for an opportunity to examine the list of Members by specifying in reasonable detail the intended use(s) of the list.  Within 30 days of receipt of any such request, the ~~Board~~Liquidation Manager shall either (i) determine in good faith whether the request intended purpose is for a reasonable purpose intended to benefit the Company or (ii) request in good faith additional information to assist in such determination.  The ~~Board~~Liquidation Manager may condition access to the list on reasonable conditions which it finds in good faith are desirable to protect the interests of the Company and its Members.     Except as set forth in this Section 6.4, no Member shall have a right to inspect or use the list of Members.

~~Except as set forth in this Section 6.8, no Member shall have a right to inspect or use the list of Members.~~

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

~~6.9.                                      Questions Concerning Elections.  The Board may, in advance of a Members’ meeting, or the presiding officer may, at such meeting, appoint one or more inspectors to act at a Members’ meeting or any adjournment.  If appointed, the inspectors shall determine the number of Units outstanding and the voting power of each, the Units represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Members.~~

7.                            MANAGEMENT AND CONTROL OF THE COMPANY.

7.1.                            Management of the Company by ~~Board~~Liquidation Manager.

7.1.1.       ~~Powers.  Subject to limitations of the Certificate, this Agreement and the Act as to actions to be authorized or approved by the Members, and subject to the duties of Managers as prescribed by this Agreement, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company shall be controlled by, the Board.  Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Board shall have the following powers, to wit:~~The Liquidation Manager.  From and after the Effective Date, the Company will be managed by a single manager who shall be at least 18 years of age, but who need not be a Member nor a resident of the State of Delaware (the “Liquidation Manager”).  The winding up and dissolution of the Company shall be managed by or under the direction of the Liquidation Manager.  The initial Liquidation Manager shall be Richard E. Stoddard.  The terms and conditions of the Liquidation Manager’s service to the Company as an independent contractor, including the compensation payable to the Liquidation Manager, will be set forth in a Liquidation Manager Agreement substantially in the form attached hereto as Exhibit B (the “Liquidation Manager Agreement”).  Any amendments or modifications to the Liquidation Manager Agreement must be agreed by the Liquidation Manager and the Member Representative.  The Liquidation Manager may utilize the title “Liquidation Manager” or “Liquidation Director” in interactions with third parties on behalf of the Company.

~~First - To select and remove all the other officers, agents and employees of the Company, prescribe such powers and duties for them as may not be inconsistent with law, with the Certificate or this Agreement and fix their compensation.~~

~~Second - To conduct, manage and control the affairs and business of the Company, and to make such rules and regulations therefore not inconsistent with law, with the Certificate or this Agreement, as they may deem best.~~

~~Third - To fix and locate from time to time one or more subsidiary offices of the Company within or without the State of Delaware, as provided in Article I, Section 2, hereof; and to adopt, make and use a company seal, and to prescribe the forms of certificates of Units, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.~~
~~Fourth - To authorize the issuance of Units of the Company from time to time, upon such terms as may be lawful, in consideration of cash, services rendered, personal property, real property, leases of real property, or a combination thereof.~~

~~Fifth - To authorize the outstanding Units to be changed into or exchanged for a different number or kind of Units or securities of the Company through reorganization, recapitalization, reclassification, dividend, split, reverse split or other similar transaction, so long as an appropriate and proportionate adjustment is made in changed or exchanged Units.~~

~~Sixth - To authorize the sale, contribution, transfer, assignment or conveyance of the Company’s interest in West Valley Materials Recovery Facility and Transfer Station, MRC and/or other assets.~~

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

~~Seventh - To borrow money and incur indebtedness for the purposes of the Company, and to cause to be executed and delivered therefore, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefore.~~

~~Eighth - To appoint one or more committees, each consisting of one or more Managers (including the appointment of one or more Managers as alternates) and to delegate to the executive committee and any other committee any of the powers and authority of the Board in the management of the business and affairs of the Company, including the authority to authorize the issuance of equity, equity equivalent and/or debt securities, except that no committee shall have the power to amend the Certificate, adopt an agreement of merger or consolidation, recommend to the Members a dissolution, fill vacancies on the Board or revocation of a dissolution, nor amend this Agreement.  Any executive committee shall be composed of two or more Managers.  Each committee and its members shall serve at the pleasure of the Board, which may at any time change the members and powers of, or discharge the committee.  Unless the Board by resolution designates the chairman of the committee, each committee shall elect its own chairman, who shall be a member of such committee.  The Chief Executive Officer, if any, shall be an ex officio member of each committee.~~

7.1.2.       ~~Number and Qualification of Managers.  The business of the Company shall be managed by or under the direction of a Board consisting of five (5) Managers, each of whom shall be at least 18 years of age, but who need not be Members nor residents of the State of Delaware.  The number of Managers of the Company may be fixed from time to time by resolution of the Board; provided, however, that the number of Managers shall not be reduced so as to shorten the term of any Manager in office.  Each Manager, in his or her capacity as a Manager, shall have no authority to act alone, but the Managers shall only act as a Board (or a duly authorized committee thereof) as provided in this Agreement.~~Powers of the Liquidation Manager. Subject to limitations of this Agreement and the Act and subject to the duties of the Liquidation Manager as prescribed by this Agreement and the Plan, the Liquidation Manager shall:

7.1.2.1.  cause the Company to sell, convey, transfer and deliver or otherwise dispose of any and/or all of the assets of the Company in one or more transactions, without further approval of the Company’s members;

7.1.2.2.   not engage in any business activities except to the extent necessary to preserve or enhance the value of its assets, wind up its business and affairs, discharge, to retain and set aside such funds out of the Company’s assets as the Liquidation Manager shall deem necessary or expedient to pay;

7.1.2.3.   provide for the payment of (i) unpaid claims, expenses, charges, Liabilities and obligations of the Company; and (ii) the expenses of administering the Company’s assets;

7.1.2.4.   determine the nature and amount of the consideration to be received with respect to the sale or other disposition of, or the grant of interest in, the Company’s assets and to determine conclusively from time to time the value of and to revalue the securities and other property of the Company, in accordance with independent appraisals or other information as he deems necessary or appropriate;

7.1.2.5.   cause the Company to do and perform any and all acts necessary or appropriate for the conservation and protection of its assets, including acts or things necessary or appropriate to maintain the assets or to exploit the assets pending sale or disposition thereof or distribution thereof to the Members;

7.1.2.6.   make appropriate efforts to resolve any contingent or unliquidated claims and outstanding contingent liabilities for which the Liquidation Manager may be responsible, dispose of the Company’s assets, make timely distributions and not unduly prolong the liquidation and dissolution of the Company;

7.1.2.7.   cause the Company to institute or defend actions or judgments for declaratory relief or other actions or judgments and to take such other action, in the name of the Company or as otherwise required, as the Liquidation Manager may deem necessary or desirable to enforce any instruments, contracts, agreements, causes of action, or rights relating to or forming a part of the Company’s assets;

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

7.1.2.8.   where necessary cancel, terminate, or amend any instruments, contracts, agreements, obligations, or causes of action relating to or forming a part of the Company’s assets, and to execute new instruments, contracts, agreements, obligations or causes of action as required;

7.1.2.9.   where necessary authorize transactions between corporations or other entities whose securities, or other interests therein (either in the nature of debt or equity) are held as part of the Company’s assets;

7.1.3.    ~~Election and Term. Subject to the provisions of the Certificate and this Agreement, the Managers shall be elected at each annual meeting of Members, but if any such annual meeting is not held, or the Managers are not elected thereat, the Managers may be elected at any special meeting of Members held for that purpose and all Managers shall hold office until their respective successors are elected and qualified.~~ Continued Collection of Company’s Assets.  All property that is determined to be a part of the Company’s assets shall continue to be collected by the Liquidation Manager and held, administered and distributed, without obligation to provide for or pay any interest thereon to any Member, except to the extent of such Member’s share of interest actually earned by the Company after payment of the Company’s liabilities and expenses as provided in Section 7.1.2.

7.1.4.     ~~Resignation.  A Manager may resign by written notice to the Company or the Board.  A Manager’s resignation is effective upon its receipt or a later time set forth in the notice of resignation.  If the resignation of a Manager is effective at a future time, the Board may elect a successor to take office when the resignation becomes effective.~~Employees, Consultants and Others.  At the discretion of the Liquidation Manager, the Company may elect, appoint, engage, retain or employ agents, representatives, employees, independent contractors and other service providers (including without limitation real estate advisors, investment advisors, accountants, transfer agents, attorneys-at-law, managers, appraisers, brokers, or otherwise) in one or more capacities, and may pay reasonable compensation for services in as many capacities as such Person may be so elected, appointed, engaged, retained or employed from time to time as the Liquidation Manager deems reasonably necessary and appropriate to assist the Company (i) in marshalling the assets of the Company and converting the same, in whole or in part, into cash or some other form as may be conveniently distributed to the members and (ii) in supervising or facilitating the dissolution and winding up of the Company.

7.1.5.     ~~Removal.  One or more Managers may be removed with or without cause by vote of the holders of a majority of the Units entitled to vote at an election of Managers cast at a meeting of the Members called for that purpose.~~Transactions with Related Persons.  Notwithstanding any other provision of this Agreement, the Company shall not knowingly, directly or indirectly, sell or otherwise transfer all or any part of its assets to, or contract with, (i) the Liquidation Manager (acting in his individual capacity); or (ii) any Person of which the Liquidation Manager is an Affiliate by reason of being a trustee, manager, officer, partner or direct or indirect beneficial owner of 5% or more of the outstanding capital stock, shares or other equity interest of such Persons unless in each such case (a) the Liquidation Manager makes full disclosure of such interest or affiliation to the Member Representative, all of the material terms of such transaction are disclosed to and approved by the Member Representative and the Company receives an opinion of an independent and reputable investment bank that the financial terms of the transaction are fair to the Members; or (b) the Liquidation Manager resigns his role prior to the negotiation of the material terms of the transaction and the Member Representative appoints a new Liquidation Manager who has no interest in the proposed transaction.

7.1.6.     ~~Vacancies.  Newly created seats on the Board resulting from an increase in the number of Managers, or vacancies occurring in the Board for any reason, may be filled by a vote of the majority of the Managers then in office, even if less than a quorum of Managers are present in person or in writing at the Board meeting at which the new Manager is elected.  A Manager elected to fill a vacancy caused by resignation, death or removal shall be elected to hold office for the unexpired term of his predecessor.~~ Resignation and Vacancies.  The Liquidation Manager may resign by written notice to the Company and the Member Representative.  A Liquidation Manager’s resignation is effective upon its receipt or a later time set forth in the notice of resignation.  The Liquidation Manager may be removed for “cause” (as that term is defined in the Liquidation Manager Agreement) by either the Member Representative or by the Class A Unit Members holding at least five percent (5%) of the Class A Units upon petition to the Delaware Court of Chancery.  In the event of the resignation, removal, death or permanent disability of the Liquidation Manager, a successor Liquidation Manager will be appointed by the Member Representative.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

7.1.7.     ~~Place of Meeting.  All meetings of the Board shall be held at the principal business office of the Company or at any other place designated at any time by resolution of the Board or by written consent of all members of the Board.~~Fees and Compensation. The Liquidation Manager shall be entitled to reasonable compensation from the Company payable out of the Company’s assets as set forth in the Liquidation Manager Agreement.

~~7.1.8.     Regular Meetings.  Regular meetings of the Board or any committee of the Board shall be held without notice at such places and times as the Board or committee determines at least thirty (30) days before the meeting.~~

~~7.1.9.     Special Meetings.  Special meetings of the Board for any purpose or purposes shall be called at any time by the Chief Executive Officer, if any, and if there is no Chief Executive Officer, the President or, if he or she is absent or unable or refuses to act, by two Managers.  Special meetings of Board committees may be called by the chairman of the committee or a majority of committee members pursuant to this Section 7.1.9.~~

~~Written notice of the time and place of special meetings shall be delivered personally to the Managers or sent to each Manager, but the notice need not specify the business to be transacted at, nor the purpose of the meeting.  Each Manager shall receive two (2) days notice prior to the date of any special meeting if the notice is given by mail, or 24 hours notice of the special meeting if notice is given by any other means specified in Section 13.4.  If notice of a special meeting is given by mail and it is given less than four (4) days prior to the date of the meeting, a confirming notice shall also be given by one of the other means allowed pursuant to Section 13.4.~~

~~7.1.10.   Notice of Adjournment.  Notice of the time and place of holding an adjourned meeting of a Board meeting, either regular or special, shall be given to absent Managers in the manner specified in Section 7.1.9 or in any other manner constituting actual notice.~~

~~7.1.11.   Quorum; Required Number for Approval.  At all meetings of the Board or a committee of the Board a majority of the authorized number of Managers shall be necessary and sufficient to constitute a quorum for the transaction of business, except to fill vacancies in the Board as provided in Section 7.1.6, and except to adjourn as provided in Section 7.1.12.  Every act or decision done or made by a majority of the Managers present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board or the committee, as applicable.~~

~~7.1.12.   Adjournment.  A quorum of the Board may adjourn any Board meeting to meet again at a stated day and hour;~~ provided~~,~~ however~~, that in the absence of a quorum, a majority of the Managers present at any Board meeting, either regular or special, may adjourn a Board meeting.~~

~~7.1.13.   Fees and Compensation.  Managers shall receive such compensation for their services as Managers as shall be determined from time to time by resolution of the Board.  Any Manager who serves the Company in any other capacity as an officer, agent, employee or otherwise shall not receive compensation therefore unless otherwise specifically authorized by the Board.~~

~~7.1.14.   Telephonic Participation.  Managers may participate in a Board or Board committee meeting by means of conference telephone or similar communication equipment through which all persons participating in the meeting can communicate with each other.  Participation in a meeting pursuant to this Section 7.1.14 constitutes presence in person at such meeting.~~

~~7.1.15.   Action Without Meeting.  Unless otherwise restricted by the Certificate or this Agreement, any action required or permitted to be taken at any meeting of the Board or of any committee may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee.  Such written consent shall be filed with the minutes of the proceedings of the Board or committee.~~

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

~~7.1.16.  Advisory Managers.  The Board from time to time may elect one or more persons to be advisory Managers who shall not, by such appointment, be members of the Board.  Advisory Managers shall be available from time to time to perform special assignments specified by the Chief Executive Officer, if any, or the President, to attend meetings of the Board upon invitation and to furnish consultation to the Board.  The period during which the title shall be held may be prescribed by the Board.  If no period is prescribed, the title shall be held at the pleasure of the Board.~~

~~7.1.16.1.                    Procedures.  The provisions of this Agreement relating to meetings of the Board shall apply to meetings of each committee, substituting the word “committee” or “members of the committee” wherever the words “Board “ or “Managers” appear, unless the context requires otherwise.  Subject to the foregoing, the procedures for notice and conduct of meetings of each committee shall be as prescribed by the Board or, in the absence of prescription by the Board, as prescribed by the committee.~~

~~7.2. Officers.~~

~~7.2.1.       Officers.  The officers of the Company, who need not be Managers, shall be a President, a Secretary, and a Chief Financial Officer.  The Company may also have, at the discretion of the Board, a Chief Executive Officer, one or more Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers, and one or more other officers, as may be appointed in accordance with the provisions of Section 7.2.2.  In addition, the Board may appoint a Chairman and Vice Chairman of the Board.  One person may hold two or more offices.  An officer need not be a Member, a resident of the State of Delaware or citizen of the United States.  The officers shall exercise such powers and perform such duties as specified in this Agreement and as shall be determined from time to time by the Managers, or, if no such duties are specified, shall be as provided in Schedule II.  In addition to the powers and duties specifically prescribed for the respective officers, the Managers may from time to time by resolution impose or confer upon any of the officers such additional duties and powers as the Managers may see fit, and/or determine the order of seniority among the officers.  Any such resolution may be final, subject only to further action by the Managers, or the resolution may grant such discretion, as the Managers deems appropriate, to the Chairman of the Board or to the President (or in his absence the Vice President serving in his place) to impose or confer additional duties and powers and to determine the order of seniority among officers.  The Managers, the Chairman of the Board or the President may designate any officer or officers to substitute for and assume the duties, powers and authority of any absent officer or officers in any instances not provided for above.~~

~~7.2.2.       Election.  The officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 7.2.3 or Section 7.2.6, shall be chosen by the Board, subject to the rights, if any, of an officer under any contract of employment.~~

~~7.2.3.       Subordinate Officers.  The Board may appoint such other officers as the business of the Company may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in this Agreement or as the Board may from time to time determine.~~

~~7.2.4.       Removal.  Any officer may be removed, either with or without cause, by a majority of the Managers at the time in office, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board, by an officer upon whom such power of removal may be conferred by the Board.  The removal of an officer shall be without prejudice to his or her contractual rights, if any.~~

7.2.                     ~~7.2.5. Resignation~~  Officers.  The Liquidation Manager may appoint such officers as the Company may require in connection with its dissolution and winding up, each of whom shall hold office for such period, have such authority and perform such duties as the Liquidation Manager may determine from time to time.  Any officer may be removed, with or without cause, by the Liquidation Manager.  Any officer may resign at any time by giving written notice to the ~~Board or to the President, or to the Secretary of the Company~~Liquidation Manager.  Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein~~; and, unless otherwise specified therein, the~~.  The acceptance of such resignation by the Liquidation Manager shall not be necessary to make it effective.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

~~7.2.6.       Vacancies.  A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Agreement for regular appointments to such office.~~

7.3.                           General.

7.3.1.       Limited Liability.  Except as required under the Act or as expressly set forth in this Agreement, no person shall be personally liable for any debt, obligation or liability of the Company, whether that liability or obligation arises in contract, tort or otherwise, solely by reason of being a Company Person.

7.3.2.       Performance of Duties; Liability of Company Persons.  No Company Person shall be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member if, (i) he or she shall have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the Company, and (ii) if the Proceeding is a criminal Proceeding, he or she had no reasonable cause to believe that  his or her conduct was unlawful.  The Company shall not indemnify any Person if that Person’s action is finally adjudged to have been willful misconduct, knowingly fraudulent or deliberately dishonest.

7.3.3.       No Fiduciary Duty.  With the exception of the covenant of good faith and fair dealing implied in this Agreement and duties specifically imposed on a Company Person hereunder, each Member expressly acknowledges and agrees that by approving this Agreement it is specifically intended that no Company Person shall have a fiduciary duty (whether of loyalty or care or any other type) to any Member to the fullest extent permitted by Delaware law.

7.3.4.       ~~7.3.3.~~ Devotion of Time.  Except as required by any individual contract, no Company Person is obligated to devote all of his or her time or business efforts to the affairs of the Company, but shall devote such time, effort and skill as he or she deems appropriate for the operation of the Company.

7.3.5.       ~~7.3.4.~~ Competing Activities.  Except as provided by any applicable individual contract~~,~~ and as provided in Section 7.1.5, any Company Person (and their respective officers, ~~Managers~~managers, shareholders, partners, members, ~~managers,~~ agents and Affiliates) may engage or invest in, independently or with others, any business activity of any type or description, including those that might be the same as or similar to the Company’s former business and that might be in direct or indirect competition with the Company.  Neither the Company nor any Member shall have any right in or to such other ventures or activities or to the income or proceeds derived therefrom.  Except as provided by any applicable individual contract, no Company Person shall be obligated to present any investment opportunity or prospective economic advantage to the Company, even if the opportunity is of the character that, if presented to the Company, could be taken by the Company.

7.3.6.       ~~7.3.5.~~ Payments to Company Persons.  Except as specified in this Agreement or as provided by a written agreement or otherwise approved by the ~~Board~~Liquidation Manager, no Company Person in his or her capacity as such is entitled to remuneration for services rendered or for reimbursement for overhead expenses including, without limitation, rent and general office expenses.

8.                      TRANSFER AND ASSIGNMENT OF INTERESTS

~~8.1.                      Transfer and Assignment of Interests.~~

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

8.1.  ~~8.1.1. Class A Units.  No Member shall be entitled to Transfer all or any part of its Class A Units, unless and until all of the following conditions have been met: (a) the Company shall have received written notice of the proposed Transfer, setting forth the circumstances and details thereof; (b) the Company shall (at its option) have received an attorney’s written opinion, in a form reasonably satisfactory to the Company, specifying the nature and circumstances of the proposed Transfer, and based on such facts stating that the proposed Transfer will not be in violation of any of the registration provisions of the Securities Act of 1933, as amended, or any applicable state securities laws; (c) the Company shall have received from the Transferee (and any Transferee’s spouse if such spouse might receive a community property interest in the Units) a written consent to be bound by all of the terms and conditions of this Agreement in form satisfactory to the Company; (d) either (i) the Transfer is a Private Transfer, which determination shall be based on a written opinion of counsel that is delivered to the Company together with the notice described in clause (a) of this Section 8.1.1), which the Company confirms in writing to the Member prior to the proposed Transfer is, in its sole and absolute discretion, satisfactory to the Company, or (ii) the Company confirms in writing to the Member prior to the proposed Transfer that the Company is satisfied, in its sole and absolute discretion, that such Transfer (individually or taken together with any other Transfers) would not cause the Company to be treated as a Publicly Traded Partnership; (e) the Company shall be reasonably satisfied (based, in the Company’s sole and absolute discretion, on an opinion of its counsel) that the Transfer could not cause the termination of the Company for federal or state income tax purposes or otherwise materially affect the tax treatment of the Company in any way; (f) the Company is reimbursed upon request for its reasonable expenses in connection with the Transfer, and (g) the Transfer complies with all other applicable requirements of this Agreement.  In addition, the Company shall not allow any Transfer if it believes that, as a result of such Transfer individually or taken together with any other Transfers, the Company could be treated as a Publicly Traded Partnership.  Similarly, upon the approval of the Board, the Company may repurchase any outstanding Units with the consent of the holder, provided that it believes that, as a result of such Transfer individually or taken together with any other Transfers, the Company will not be treated as a Publicly Traded Partnership.  In addition to any other restrictions on Transfer contained in this Agreement, in no event may any Transfer of Units by any Member (including, without limitation, by way of redemption) be made if such Transfer is effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code, or such Transfer, individually or taken together with any other Transfers, causes the Company to become a Publicly Traded Partnership.  Any such Transfer(s) that cause the Company to be treated as a Publicly Traded Partnership shall, for purposes of Section 8.4 below, be treated as having been made in violation of this Section 8.  The Company shall have authority to take any steps it determines are necessary or appropriate, in its sole and absolute discretion, to prevent any Transfers of Units which could cause the Company to become a Publicly Traded Partnership.~~Transfer and Assignment of Interests. No Member shall be entitled to Transfer its interest in Units or to Transfer its right to receive any Distribution, provided that the beneficial ownership of the Member’s interest in the Units may be assignable or transferable by will, intestate succession, operation of law and that the executor or administrator of the estate of a beneficiary may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber, the beneficial interest held by the estate of such beneficiary if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the beneficiary, upon written notice to, and written consent of, the Liquidation Manager, which consent may not be unreasonably withheld.  From and after the Effective Date, the Company will close its Unit transfer books and discontinue recording transfers of Units.

~~8.1.2.       Class B Units.  The Class B Unit Members may not Transfer Class B Units or the right to receive any Class B Distribution.~~

~~8.1.3.       Class C Units and Class D Units.  C Unit Members and Class D Unit Members may not Transfer Class C Units or Class D Units or the right to receive distributions with respect to those Units.~~

~~8.2.                      Manner of Transfer.  Upon satisfaction of the conditions to Transfer of Class A Units set forth in this Agreement and by law, upon delivery of the Class A Unit certificate to the Company, or its transfer agent, duly endorsed for Transfer, the Company will cause an executed Class A Unit certificate of like tenor to be delivered to each transferee.~~

8.2.  ~~8.3.~~ Lost Unit Certificates~~.  Upon receipt of (i) evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Unit certificate and (ii) except in the case of mutilation, an indemnity or security reasonably satisfactory to the Company, the Company will promptly execute and deliver a replacement Unit certificate of like tenor.~~Unit Certificates.  The Units are currently represented by Unit certificates.  From and after the Effective Date, the Company will no longer execute and deliver replacement Unit certificates to Members.  The filing of the Certificate of Cancellation with the Delaware Secretary of State will result in the automatic cancellation of all of the outstanding Units of the Company (and all certificates representing such Units), without further action on the part of the Company or its Members.  Prior to the filing of the Certificate of Cancellation, the Liquidation Manager, in his absolute discretion, may require the Members to:  (i) surrender their certificates evidencing their Units to the Company; or (ii) furnish the Company with evidence satisfactory to the Liquidation Manager of the loss, theft or destruction of such certificates, together with such surety bond or other security in indemnity as may be required by and satisfactory to the Liquidation Manager.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

8.3.  ~~8.4.~~ Effect of Non Compliance.  Transfers in violation of this Section 8 shall be null and void ab initio, and the Company shall not recognize the transferee, purported transferee or purported beneficial owner of such Units as a direct or indirect holder or owner of such Units in the Company for any purpose. ~~After the consummation of any Transfer of any Class A Units in accordance with this Section 8, the Membership Interest so Transferred shall continue to be subject to the terms and provisions of this Agreement and any further Transfers shall be required to comply with all the terms and provisions of this Agreement.~~

~~8.5.                      Effective Date of Permitted Transfers.  Any permitted Transfer of all or any portion of a Member’s Class A Units shall be effective as of the date upon which the requirements of Section 8.1 have been met.~~

8.4.  ~~8.6.~~ Withdrawals, Resignations or Retirements.  Except as required by law or except in the event a Member notifies the Liquidation Manager that such Member intends to forfeit all rights to his, her or its Units, no Member may withdraw or resign.

~~9.           PROVISIONS APPLICABLE TO CLASS C UNITS AND CLASS D UNITS~~

~~9.1.                      Conversion.  Whenever (i) a Class C Unit Member ceases to work for the Company and its subsidiaries on a full or part time basis as determined in good faith by the Board or (ii) as otherwise set out in an agreement approved by the Board with that Class C Unit Member, his or her Class C Units will be automatically converted into Class D Units. Class C Units or Class D Units shall not confer upon a holder any right with respect to continuing the holder’s employment or consulting relationship with the Company, nor shall it interfere in any way with the holder’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.~~

~~9.2.                      Repurchase.  On any termination by the Company or its subsidiaries of a Class C Unit Member or a Class D Unit Member for Cause (as defined in the Holder’s employment agreement) (a “Terminated Member”), all of his Class C Units and Class D Units will be repurchased by the Company in exchange for an aggregate of $1.00.  The Board may in its discretion award any replacement executive (provided the replacement is not already a Class C Unit Member or a Class D Unit Member) for any Terminated Member a number of Units up to the number of Units held by the Terminated Member, and the replacement executive will thereafter be treated as a Class C Unit Member or a Class D Unit Member.  At no time may sum of the number of Class C Units and Class D Units exceed 1,000.~~

9.           ~~10.~~ ACCOUNTING, RECORDS, REPORTING BY MEMBERS

9.1.  ~~10.1.1.~~ Books and Records.  The books and records of the Company shall be kept, and the financial position and the results of its operations recorded in accordance with the accounting methods followed for federal income tax purposes for income allocation and distribution purposes.  The books and records of the Company shall reflect all the Company transactions and shall be appropriate and adequate for the Company’s business and such be maintained in accordance with the requirements of applicable law.  Each Member shall have rights of inspection as required by applicable law.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

9.2.  ~~10.2.~~ Bank Accounts.  The ~~Chief Financial Officer~~Liquidation Manager shall maintain Company funds in one or more separate bank accounts in the name of the Company, and shall not permit Company funds to be commingled in any fashion with the funds of any other Person.

9.3.  ~~10.3.~~ Accounting Decisions and Reliance on Others.  ~~Subject to review by the Board, decisions~~Decisions as to accounting matters, except as otherwise specifically set forth herein, shall be made by the ~~Chief Financial Officer~~Liquidation Manager.  The ~~Board~~Liquidation Manager may rely upon ~~recommendations by the Chief Financial Officer or~~ the advice of the Company’s accountants.
9.4.  ~~10.4.~~                 Tax Matters for the Company Handled by the ~~Board~~Liquidation Manager and Tax Matters Partner.  The ~~Board~~Liquidation Manager shall from time to time cause the Company to make such tax elections as the ~~Board~~Liquidation Manager deems to be in the best interests of the Company and the Members.  The Tax Matters Partner, as defined in Code Section 6231, shall represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by tax authorities, including resulting judicial and administrative proceedings, and shall expend Company funds for professional services and costs associated therewith.  The Tax Matters Partner shall oversee the Company’s tax affairs in the overall best interests of the Company.  ~~Members holding a Majority~~The Member Representative may designate another Person to be Tax Matters Partner at any time.

10.           ~~11.            DISSOLUTION AND WINDING UP~~

~~11.1.                      Dissolution.  The Company shall be dissolved, its assets shall be disposed of, and its affairs wound up on the first to occur of the following (each a “Dissolution Event”):~~

~~11.1.1.                     The happening of any event of dissolution specified in the Certificate;~~

~~11.1.2.~~	~~The entry of a decree of judicial dissolution pursuant to Section 18-802 of the Act; and~~

~~11.1.3.                     The vote by a Majority of the Class A Unit Members.~~

~~11.2.                      Certificate of Dissolution.  As soon as possible following the occurrence of any of the events specified in Section 11.1, the Board shall, and if its fails to do so within 90 days, any Class A Unit Member may, cause to be executed a Certificate of Dissolution in such form as shall be prescribed by the Delaware Secretary of State and file the Certificate of Dissolution as required by the Act.~~

~~11.3.                      Winding Up.  Upon the occurrence of any event specified in Section 11.1, the Company shall continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors.  The Board (or if they cannot do so, any Class A Unit Member may) shall be responsible for overseeing the winding up and liquidation of Company, shall take full account of the liabilities and assets of the Company, shall either cause its assets to be sold or distributed, and if sold as promptly as is consistent with obtaining the fair market value thereof, shall cause the proceeds therefrom, to the extent sufficient therefor, to be applied and distributed as provided in Section 11.5.  The Persons winding up the affairs of the Company shall give written notice of the commencement of winding up by mail to all known creditors and claimants whose addresses appear on the records of the Company.  The Persons winding up the affairs of the Company shall be entitled to reasonable compensation for such services.~~

~~11.4.                      Distributions in Kind.  Any non-cash asset distributed to one or more Members shall first be valued at its fair market value to determine the Net Profit or Net Loss that would have resulted if such asset were sold for such value, such Net Profit or Net Loss shall then be allocated pursuant to Section 4, and the Members’ Capital Accounts shall be adjusted to reflect such allocations.  The amount distributed and charged to the Capital Account of each Member receiving an interest in such distributed asset shall be the fair market value of such interest (net of any liability secured by such asset that such Member assumes or takes subject to).  The fair market value of such asset shall be determined by the Board or by the Members, or if any Member objects, by an independent appraiser (any such appraiser must be recognized as an expert in valuing the type of asset involved) selected by the Board or liquidating trustee and approved by the Members.~~

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

~~11.5.                      Order of Payment of Liabilities upon Dissolution.  After determining that all known debts and liabilities of the Company in the process of winding-up, including, without limitation, debts and liabilities to Members who are creditors of the Company, have been paid or adequately provided for, the remaining assets shall be distributed to the Members in accordance with Section 5, after taking into account income and loss allocations for the Company’s taxable year during which liquidation occurs.  Such liquidating distributions shall be made by the end of the Company’s taxable year in which the Company is liquidated, or, if later, within ninety (90) days after the date of such liquidation.~~

~~11.6.                      Compliance with Regulations.  All payments to the Members upon the winding up and dissolution of the Company shall be strictly in accordance with the positive capital account balance limitation and other requirements of Regulations Section 1.704-1 (b)(2)(ii)(d).~~

~~11.7.                      Limitations on Payments Made in Dissolution.  Except as otherwise specifically provided in this Agreement, each Member shall be entitled to look solely at the assets of the Company for the return of its positive Capital Account balance and shall have no recourse for such Member’s Capital Contribution and/or share of Net Profits (upon dissolution or otherwise) against the officers, or any other Member, except as provided in Section 12.~~

~~11.8.   No Action for Dissolution.  No Member has any interest in specific property of the Company.  Without limiting the foregoing, each Member irrevocably waives any right that it may have to maintain any action for partition with respect to the property of the Company.  Except as expressly permitted in this Agreement, a Member shall not take any voluntary action that directly causes a Dissolution Event.  The Members acknowledge that irreparable damage would be done to the goodwill and reputation of the Company if any Member should bring an action in court to dissolve the Company under circumstances where dissolution is not provided for by Section 11.1.  This Agreement has been drawn carefully to provide fair treatment of all parties and equitable payment in liquidation of the Company.  Accordingly, except where the Members have failed to liquidate the Company as required by this Article 11, each Member hereby waives and renounces such Member’s right to initiate legal action to seek the appointment of a receiver or trustee to liquidate the Company or to seek a decree of judicial dissolution of the Company on the ground that (a) it is not reasonably practicable to carry on the business of the Company in conformity with the Certificate or this Agreement, or (b) dissolution is reasonably necessary for the protection of the rights or interests of the complaining Member.~~

~~12.~~                      INDEMNIFICATION AND INSURANCE

10.1.                      ~~12.1.~~ Indemnification of Indemnified Persons.

10.1.1.   ~~12.1.1.~~ General.  The Company shall indemnify any Indemnified Person against all Liabilities that he or she has actually and reasonably incurred or paid in connection with a Proceeding described in paragraph ~~12.2.1,~~10.2.1, if he or she (i) meets the standard of conduct described in paragraph ~~12.1.2,~~10.1.2, and (ii) properly makes application for indemnification as described in paragraph ~~12.2.~~10.2.  The ~~Board of Managers~~Liquidation Manager may, in its sole discretion, indemnify any other Person, who is not an Indemnified Person, against all Liabilities that such Person has actually and reasonably incurred or paid in connection with a Proceeding on terms determined by the ~~Board of Managers~~Liquidation Manager at that time, which terms may be less favorable to the indemnitee than those described in the mandatory indemnification provisions below.  The Liquidation Manager is authorized to obtain and maintain reserves and insurance as may be necessary to cover the Company’s indemnification obligations.

10.1.2.   ~~12.1.2.~~ Standard of Conduct.  The Company shall only indemnify a Person if, in connection with his or her actions which are the subject of the Proceeding, (i) he or she shall have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the Company, and (ii) if the Proceeding is a criminal Proceeding, he or she had no reasonable cause to believe that  his or her conduct was unlawful.  The Company shall not indemnify any Person if that Person’s action is finally adjudged to have been willful misconduct, knowingly fraudulent or deliberately dishonest.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

10.1.3.   ~~12.1.3.~~ Burden of Proof.  An Indemnified Person shall be conclusively presumed to have met these standards of conduct unless a court of competent jurisdiction finally determines to the contrary.  The Company shall bear the burden of proof of establishing by clear and convincing evidence that such Indemnified Person failed to meet the applicable standard of conduct.  The termination of any Proceeding, whether by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that an Indemnified Person did not meet the applicable standard of conduct.

10.1.4.   ~~12.1.4.~~ Payment of Expenses.  Expenses incurred by an Indemnified Person in connection with a Proceeding shall be paid by the Company in advance of the final disposition of the Proceeding upon receipt of his or her written undertaking to repay any advances if it is ultimately determined that he or she is not entitled to be indemnified by the Company as authorized in this Section ~~12.~~10.

10.2.                      ~~12.2.~~ Application for Indemnification.

10.2.1.   ~~12.2.1.~~ Proceedings Covered.  Any Person may apply for indemnification if he or she was or is a party to, or is threatened to be made a party to, or otherwise becomes involved in, any Proceeding (including any Proceeding by or in the right of the Company), in the case of an Indemnified Person, because of his or her status as such, and in the case of any other Person, because he or she is or was an agent of the Company.  Except with the consent of the ~~Board of Managers~~Liquidation Manager or as provided in Section ~~12.3~~10.3 with respect to a Proceeding brought to establish or enforce a right to indemnification under this Agreement, the Company will not be required to indemnify any Person, including any Indemnified Person, with respect to a Proceeding or portion of a Proceeding which that Person initiated or brought voluntarily and not by way of defense.

10.2.2.   ~~12.2.2.~~ Content of Application.  The application for indemnification shall be in writing, shall state the basis for the claim for indemnification, and shall include a copy of any notice or other document served on or otherwise received by the Person making the application.  The application shall also contain a statement that the Person making the application has met the applicable standard of conduct described in paragraph ~~12.1.2~~10.1.2 and will comply with the provisions of this Section ~~12.~~10.

10.2.3.   ~~12.2.3.~~ Determination of Right to Indemnification.  The determination of whether or not to indemnify an Indemnified Person in connection with any Proceeding shall be made by any of the following means:

(i) ~~by the Managers, by a majority vote of a quorum consisting of Managers who are not parties~~         by the Liquidation Manager if he is not a party to the Proceeding; or

(ii)	by the Member Representative if he is not a party to the Proceeding; or
(iii)
~~(ii)  if no such quorum is obtainable or, even if obtainable, a quorum of the disinterested Managers so directs~~if neither (i) or (ii) are possible, by independent legal counsel to the Company in a written opinion~~; or(iii)  by the Members, by a vote of a Majority of Members, whether or not constituting a quorum, who are not parties to the Proceeding~~.

10.3.                      ~~12.3.~~ Enforcement of Indemnification Right.  The right of an Indemnified Person to indemnification or an advance of Expenses as provided by this Section ~~12~~10 shall be enforceable in any court of competent jurisdiction.  Any determination by the ~~Managers, Members,~~Liquidation Manager, the Member Representative or the Company’s independent legal counsel that indemnification or an advance is improper in the circumstances, or any failure to make such a determination, shall not be a defense to the action or create a presumption that the relevant standard of conduct has not been met.  An Indemnified Person’s Expenses incurred in connection with any Proceeding brought to enforce his or her right to indemnification shall also be indemnified by the Company, regardless of the outcome, unless a court of competent jurisdiction finally determines that each of the material assertions made by such Indemnified Person in the Proceeding was not made in good faith or were frivolous.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

10.4.                 ~~12.4.~~ Limitations on Indemnification.  No payments pursuant to this Agreement shall be made by the Company if a court of competent jurisdiction finally determines that any indemnification or advance of Expenses hereunder is unlawful.

10.5.                 ~~12.5.~~ Insurance.

10.5.1.   ~~12.5.1.~~ General.  The Company shall have the power to purchase and maintain insurance or other financial arrangement on behalf of any Person who is or was a Company Person or an agent of the Company against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person’s status as a Company Person or agent, whether or not the Company would have the power to indemnify such Person against such liability under the provisions of this Section ~~12.~~10.

10.5.2.   ~~12.5.2.~~ Company Right to Reimbursement.  If a Person receives payment from any insurance carrier, or from the plaintiff in any action against such Person, with respect to indemnified amounts after payment of such indemnified amounts have been made by the Company pursuant to this Section ~~12,~~10, such Person shall reimburse the Company for the amount by which the sum of (i) the payment by the insurance carrier or plaintiff and (ii) all payments by the Company to such Person, exceeds such indemnified amounts.  In making this calculation, any insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy shall not be counted as payments to such Person.  In addition, upon payment of indemnified amounts under the terms and conditions of this Agreement, the Company shall be subrogated to such Person’s rights against any insurance carrier with respect to such indemnified amounts (to the extent permitted under such insurance policies).  Such right of subrogation shall be terminated upon receipt by the Company of the amount to be reimbursed by such Person pursuant to the second sentence of this Section ~~12.5.2.~~10.5.2.

10.6.             ~~12.6.~~ Other Terms of Indemnification.

10.6.1.   ~~12.6.1.~~  Timing of Payments.  Any indemnification or advance shall be made promptly, but in any case no later than sixty (60) days after the Company has received a written request for payment from the Indemnified Person seeking indemnification, unless the Company has determined that he or she is not entitled to indemnification hereunder.

10.6.2.   ~~12.6.2.~~ Partial Indemnification.  If an Indemnified Person is entitled under any provision of this Section ~~12~~0 to indemnification for a portion of his or her Liabilities, but not for the total amount, the Company shall nevertheless indemnify him or her for the portion of such Liabilities to which he or she is entitled, except that no indemnification shall be given for Expenses in connection with a Proceeding brought by the Company if he or she is found liable on any portion of the claims in such Proceeding.

10.6.3.   ~~12.6.3.~~  Indemnity Not Exclusive.  The indemnification and advancement of Expenses provided by this Section ~~12~~10 shall not be exclusive of any other rights to which any Indemnified Person seeking indemnification or advancement of Expenses may be entitled under any agreement, vote of Members, determination of the ~~Board~~Liquidation Manager, or otherwise, both as to action in such Indemnified Person’s capacity as such and as to action in another capacity while serving as an Indemnified Person.  Any repeal or modification hereof or thereof shall not affect any such rights then existing.

10.6.4.   ~~12.6.4.~~  Heirs, Executors and Administrators.  The indemnification and advancement of Expenses provided by this Section ~~12~~10 shall, continue as to an Indemnified Person who is no longer acting in such capacity, and shall inure to the benefit of his or her heirs, executors and administrators, unless otherwise provided when authorized or ratified.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

11.           ~~13.~~        MISCELLANEOUS

11.1.              ~~13.1.~~ Complete Agreement.  This Agreement and any documents referred to herein or executed contemporaneously herewith constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all prior written or oral agreements, representations, warranties, statements, promises and understandings, and all contemporaneous oral agreements, representations, warranties, statements, promises and understandings, with respect to the subject matter hereof.  To the extent that any provision of the ~~Articles~~Certificate conflicts with any provision of this Agreement, the ~~Articles~~Certificate shall control.

11.2.                ~~13.2.~~   Additional Documents.  Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

11.3.                ~~13.3.   Record Date and Closing of Transfer Books.  The Board may fix a time in the future as a record date for the determination of the Members entitled to notice of and to vote at any Members’ meeting or entitled to receive any dividend or distribution, or any allotment of rights, or to exercise right in respect of any other lawful action.  The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any other action with respect to the Class A Units, or  more than forty-five (45) days prior to any Class B Distribution, Class C and Class D Distribution.  When a record date is so fixed, only Members of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any Transfer of any Units on the books of the Company after the record date, except as otherwise provided in the Certificate, this Agreement or the Act.  A determination of Members of record entitled to notice of or to vote at a Members’ meeting shall apply to any adjournment of the meeting, however, the Board may fix a new record date for the adjourned meeting.~~  Company Books.  The Company shall be entitled to recognize the exclusive right of a Person registered on its books as at the Effective Date as the owner of a Unit for all purposes, including notices, voting, consents, dividends and distributions, and shall not be bound to recognize any other Person’s equitable or other claim to interest in such Unit, regardless of whether it has actual or constructive notice of such claim or interest.

11.4.                ~~13.4.~~   Delivery of Notices.  All written notices to Members, ~~Managers and Board committee members~~the Member Representative and to the Liquidation Manager shall be given personally or by mail (registered, certified or other first class mail, with postage pre-paid), addressed to such person at the address designated by him or her for that purpose or, if none is designated, at his or her last known address.  Written notices to ~~Managers or Board committee members~~the Liquidation Manager may also be delivered at his or her office on the ~~company~~Company’s premises, if any, or by overnight ~~carrier, telegram, telex, telecopy, radiogram, cablegram~~courier, facsimile, computer transmission or similar form of communication, addressed to the address referred to in the preceding sentence.  Notices given pursuant to this Section ~~13.4~~11.4 shall be deemed to be given when dispatched, or, if mailed, when deposited in a post office or official depository under the exclusive care and custody of the United States postal service.  Notices given by overnight ~~carrier~~courier shall be deemed “dispatched” at 9:00 a.m. on the day the overnight ~~carrier~~courier is reasonably requested to deliver the notice.  The Company shall have no duty to change the written address of any Liquidation Manager, ~~Board committee member~~Member Representative or Member unless the Secretary receives written notice of such address change.

11.5.                ~~13.5.~~   Waiver of Notice. Whenever notice is required to be given under the Certificate, this Agreement or applicable law, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. ~~Attendance of a Person at a meeting shall constitute a waiver of notice of such meeting, except where the Person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.~~

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

11.6.                ~~13.6.~~   Checks, Drafts, Evidences of Indebtedness.  All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Company, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by ~~resolution of the Board or by a committee of the Board if so authorized~~the Liquidation Manager.

11.7.                ~~13.7.~~   Contracts, How Executed.  The ~~Board may authorize any officer or officers, agent or agents,~~Liquidation Manager is authorized to enter into any contract or execute any instrument in the name and on behalf of the Company~~, and such authority may be general or confined to specific instances; provided, however, unless the Board otherwise directs by resolution, the Chief Executive Officer, if any, and the President, and any Vice President, shall have the authority normally incident to their respective office, to execute and deliver contracts on behalf of the Company in the ordinary course of business.  The Board may ratify or confirm the execution of any contract or instrument.~~ with the title of either Liquidation Manager or Liquidation Director.

~~13.8.                           Certificates of Units.  A certificate or certificates for Units shall be issued to each Member when any such Units are fully paid up.  All such certificates shall be signed by the Chairman of the Board or a Vice Chairman of the Board, or the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary.  Any or all of such signatures may be a facsimile.  Every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk, and be registered by an incorporated bank or trust company, either domestic or foreign, as registrar of Transfers, before issuance.~~

11.8.                ~~13.9.~~   Representation of Interest in Other Corporations.  The ~~Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Secretary or Assistant Secretary of the Company, or any other person authorized by the Board,~~Liquidation Manager is authorized to vote, represent, and exercise on behalf of the Company all rights incident to any and all interest in any other corporation or corporations standing in the name of the Company.  The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

11.9.             ~~13.10.~~ Parties.

11.9.1.   ~~13.10.1.~~ No Third-Party Benefits.  None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third party.

11.9.2.   ~~13.10.2.~~ Successors and Assigns.  Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

11.10.           ~~13.11.~~ Disputes.

11.10.1.  ~~13.11.1.~~ Governing Law; Jurisdiction.  This Agreement has been negotiated and entered into in the State of Delaware, concerns a Delaware business and all questions with respect to the Agreement and the rights and liabilities of the parties will be governed by the laws of that state, regardless of the choice of law provisions of Delaware or any other jurisdiction.  Any and all disputes between the parties which may arise pursuant to this Agreement not covered by arbitration will be heard and determined before an appropriate federal or state court located in Los Angeles, California.  The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections that they may have as to personal jurisdiction or venue in any of the above courts.

11.10.2.  ~~13.11.2.~~ Arbitration as Exclusive Remedy.  Except for actions seeking injunctive relief, which may be brought before any court having jurisdiction, any claim arising out of or relating to (i) this Agreement, including its validity, interpretation, enforceability or breach, or (ii) the relationship between the parties (including its commencement and termination) whether based on breach of covenant, breach of an implied covenant or intentional infliction of emotional distress or other tort of contract theories, which are not settled by agreement between the parties, shall be settled by arbitration in Los Angeles, California by the Judicial Arbitration and Mediation Service.  Each party agrees that the arbitration provisions of this Agreement are its exclusive remedy and expressly waives any right to seek redress in another forum.  Each party shall bear the fees of the arbitrator appointed by it, and the fees of the neutral arbitrators shall be borne equally by each party during the arbitration, but the fees of all arbitrators shall be borne by the losing party.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

11.10.3.  ~~13.11.3.~~ Waiver of Jury.  WITH RESPECT TO ANY DISPUTE ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, AS TO WHICH NO MEMBER INVOKES THE RIGHT TO ARBITRATION HEREINABOVE PROVIDED, OR AS TO WHICH LEGAL ACTION NEVERTHELESS OCCURS, EACH MEMBER HEREBY IRREVOCABLY WAIVES ALL RIGHTS IT MAY HAVE TO DEMAND A JURY TRIAL, INCLUDING ITS CONSTITUTIONAL RIGHTS.  THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE MEMBERS AND EACH MEMBER ACKNOWLEDGES THAT NONE OF THE OTHER MEMBERS NOR ANY PERSON ACTING ON BEHALF OF THE OTHER PARTIES HAS MADE ANY REPRESENTATION OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT.  THE MEMBERS EACH FURTHER ACKNOWLEDGE THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.  THE MEMBERS EACH FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

11.10.4.  ~~13.11.4.~~ Attorneys’ Fees.  In any dispute between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such dispute shall be entitled, in addition to such other relief as may be granted, to the attorneys’ fees and court costs incurred by reason of such litigation.

11.11.            ~~13.12.~~ Waivers Strictly Construed.  With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or by any other indulgence.

11.12.            ~~13.13.~~ Rules of Construction.

11.12.1.~~13.13.1.~~ Headings and References.  The Article and Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, or interpret the scope of this Agreement or of any particular Article or Section.  Unless otherwise specifically noted, any reference to an Article or Section number refers to the corresponding Article or Section of this Agreement.

11.12.2.~~13.13.2.~~ Tense and Case.  Throughout this Agreement, as the context may require, references to any word used in one tense or case shall include all other appropriate tenses or cases, and the term “including” means “including but not limited to.”

11.12.3.~~13.13.3.~~ Severability.  The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.

11.12.4.~~13.13.4.~~ Agreement Negotiated.  The parties to this Agreement are sophisticated and have been represented by lawyers throughout this transaction who have carefully negotiated the provisions hereof.  Only the final executed version of this Agreement may be admitted into evidence or used for any purpose, and drafts of this Agreement shall be disregarded for all purposes.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

11.13.           ~~13.14.~~ Amendments or Alteration. Subject to the provisions of this Agreement, this Agreement may be made, adopted, amended, altered or repealed by vote of the Majority of the Class A Unit Members or, subject to such right of the holders of Units, by the ~~Board~~Liquidation Manager; provided, however, that (a) no amendment shall become effective without the written consent of all of the Members if such amendment would amend this Section ~~13.14~~11.13; and (b) without the specific written consent of each Member affected thereby, no amendment shall reduce the Capital Account of any Member, any Member’s rights to distributions with respect thereto, any Member’s rights to withdraw from the Company, or increase that Member’s’ obligations, and (c) no amendment shall increase the obligations or ~~decease~~decrease the rights of the Class B Members without those Members’ consent.  In addition to the requirements for amendment to the Agreement set out in the Agreement, no amendment shall ~~decease~~decrease the rights of a Class C Unit Member or a Class D Unit Member with respect to those Units without his consent.  ~~The Board (without the action of Members) may modify Exhibit A hereto at any time and from time to time to reflect the admission or withdrawal of any Member, or the change in any Member’s Capital Contributions, or any changes in the Member’s addresses, all as contemplated by this Agreement.~~

IN WITNESS WHEREOF, ~~Kaiser Ventures Inc~~this Agreement. has been executed ~~this Agreement,~~ effective as of the date written above.

[SIGNATURES]

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

EXHIBIT A

PLAN OF DISSOLUTION AND LIQUIDATION

~~Kaiser Ventures Inc.~~

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

EXHIBIT B

~~By:_/s/ Richard E. Stoddard____~~
~~Richard E. Stoddard~~
~~President and CEO~~
FORM OF LIQUIDATION MANAGER AGREEMENT

Board Approved – Subject to Member Approval

SCHEDULE ~~0~~I

DEFINITIONS

When used in this Agreement, the capitalized terms shall have the meanings set forth below or as set forth elsewhere in this Agreement):

“Act” means the Delaware Limited Liability Company Act, as the same may be amended from time to time.

“Affiliate” means any individual, partnership, corporation, trust or other entity or association, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, a Member.  The term “control,” as used in the immediately preceding sentence, means, with respect to a corporation or limited liability company, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the controlled corporation or limited liability company and, with respect to any individual, partnership, trust, other entity or association, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity.

~~“Aggregate Realized Value” means the Realized Value of the MRC, the West Valley MRF and the Other Assets (including in each case, any reasonable reserves as determined by the Board in good faith), (i) less all corporate expenses of the Company after the date hereof not otherwise taken into account in determining Realized Value, and (ii) plus all corporate income of the Company after the date hereof not otherwise taken into account in determining Realized Value.~~

“Agreement” means this Operating Agreement, as originally executed and as amended and/or restated from time to time.

~~“Board” means the Board of Managers elected from time to time in pursuant to Section 7.1.3.~~

“Capital Account” means with respect to any Member the capital account that the Company establishes and maintains for such Member pursuant to Section 3.

“Capital Contribution” means the total value of cash and fair market value (as determined by the ~~Board or as agreed upon by the Members under this Agreement~~Liquidation Manager) of property (including promissory notes or other obligations to contribute cash or property) or services contributed by Members.

“Capital Interests” means the ratio of each Member’s Capital Account to the total of all Member’s Capital Accounts at any time.

“Certificate” means the Certificate of Formation of the Company filed with the Secretary of State of Delaware on July 9, ~~2001.~~2001 as amended from time to time.

“Class A Unit Member” means a holder of Class A Units.  A Class A Unit Member may also be a Class B Unit Member, a Class C Unit Member or a Class D Unit Member.

“Class A Units” have the meaning set forth in Section 2.1.

“Class B Unit Member” means a holder of Class B Units.  A Class B Unit Member may also be a Class A Unit Member.

“Class B Units” have the meaning set forth in Section 2.1.

“Class B Distribution” has the meaning set forth in Section 5.2.1.

“Class C and Class D Distribution” has the meaning set forth in Section ~~5.2.2.~~5.2.1.

Board Approved – Subject to Member Approval

“Class C Equivalent Interest” means to the sum of the number of Class C Equivalents then held by a Member divided by the number of Class C Equivalents then outstanding.  “Class C Equivalents” means (i) in the case of Class C Units, one, and (ii) in the case of Class D Units issued upon conversion of Class A Units, one minus the quotient obtained by dividing (a) the number of months between the date of the issuance that Class D Unit on conversion and the date of the distribution by (b) the sum of 18 plus the number of months between January 1, 2002 and the date of the distribution, and (iii) in the case of the 48 Class D Units originally issued under Section 2, one minus the quotient obtained by dividing (a) the number of months between November 30, 2001 and the date of the distribution by (b) the sum of 17 plus the number of months between November 30, 2001 and the date of the distribution.

“Class C Unit Member” means a holder of Class C Units.  ~~[~~A Class C Unit Member may also be a Class A Unit Member ~~[~~or a Class D Unit Member~~]~~.~~]~~

“Class C Units” have the meaning set forth in Section 2.1.

“Class D Unit Member” means a holder of Class D Units.  ~~[~~A Class D Unit Member may also be a Class A Unit Member ~~[~~or a Class C Unit Member~~]~~.~~]~~

“Class D Units” have the meaning set forth in Section 2.1.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, the provisions of succeeding law and, to the extent applicable, the Regulations.

“Company” ~~means Kaiser Ventures LLC, a Delaware limited liability company.~~has the meaning given in given in the preamble.

“Company Person” means a Member, the Liquidation Manager ~~or~~, the Member Representative or any former officer or manager of the Company.

~~“Dissolution Event” shall have the meaning ascribed to such term in Section 11.1.~~

~~“Effective Time” shall be the date upon which the Merger shall become effective.~~

“Expenses” includes reasonable attorneys’ fees, disbursements and retainers, court costs, transcript costs, fees of accountants, experts and witnesses, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness or other participant in a Proceeding.

“Fiscal Year” means the Company’s fiscal year, which shall be the calendar year.

“Indemnified Person” means ~~a~~the Liquidation Manager, the Member Representative, or any former officer, manager or employee of the Company.

 “Liabilities” means (i) any Expenses and (ii) any other judgments, fines, penalties, ERISA excise taxes, and amounts paid in settlement of any claim, in connection with any Proceeding.

“Liquidation Manager” means the individual appointed as the Liquidation Manager as appointed from time to time pursuant to Section 7.1.1.

“Majority” means one or more Percentage Interests of Members that, taken together, exceed fifty percent (50%) of the aggregate of all Percentage Interests of Units entitled to act on any matter~~; provided, however, that for purposes of Section 11.1.3, “Majority” also requires more than fifty percent (50%) of both the capital and profit interests in the Company (within the meaning of such terms in Revenue Procedure 9446,1994-28 IRB 1) held by the remaining Members~~.~~”Manager” shall mean one or more managers who are designated from time to time as provided in Section 7.2.~~

Board Approved – Subject to Member Approval

“Member” means each Person who (a) is an initial signatory to this Agreement, has been admitted to the Company as a Member in accordance with the Articles of this Agreement or is an assignee who has become a Member in accordance with Section 8 and (b) has not resigned, withdrawn, been expelled or had all of its Units redeemed or Transferred in accordance with this Agreement.  The term “Member” includes Class A Unit Members, ~~[and, upon the issuance of Class B Units, will include]~~ Class B Unit Members, Class C Unit Members and Class D Unit Members.

“Membership Interest” means a Member’s entire interest in the Company or any portion thereof, including the right to receive information concerning the business and affairs of the Company~~, and, with respect to the Class A Units, the Member’s, the right to vote on or participate in the management of the Company~~.

~~“Merger” shall have the meaning given to such term in Section 1.7.~~”Member Representative” means the individual appointed as the Member Representative from time to time pursuant to Section 6.3.

“Monetized” means the conversion (through sale, lease or other methods) of substantially all of the value of an asset into cash or marketable securities, or the right to receive future payments of cash or marketable securities without substantial additional operating risk.  If the ~~Board~~Liquidation Manager determines to hold an asset on an income producing basis and distribute the cash received therefrom to the Members of the Company from time to time, the ~~Board~~Liquidation Manager may declare the asset Monetized.

“MRC” means Mine Reclamation, LLC.

“Net Profits” and “Net Losses” means the income, gain, loss, deductions and credits of the Company in the aggregate or separately stated, as appropriate, determined in accordance with generally accepted accounting principles employed under the method of accounting at the close of each Fiscal Year of the Company on the Company’s information tax return filed for federal income tax purposes.

“Other Assets” means additional Eagle Mountain property (other than the MRC), the Lake ~~Tamerisk~~Tamarisk Property, and including miscellaneous related water, land and mineral assets.

~~“Participant” has the meaning set forth in Section 2.1.~~

“Percentage Interest” means, as of any date and with respect to each Member, that fraction, expressed as a percentage, having as its numerator the number of Class A Units then held by such Member and having as its denominator the number of Class A Units then held by all Members.

“Person” or “person” means an individual, general partnership, limited partnership, limited liability company, corporation, trust, estate, real estate investment trust association or any other entity.

“Plan” means the plan of dissolution and liquidation of the Company as approved by the Members on [•], 2013.

“Principal Office” means, at any time, the principal office as determined by the ~~Board~~Liquidation Manager.

~~“Private Transfer” means a Transfer described in one of the following clauses:~~

~~(i)~~
~~A Transfer in which the basis of the Unit in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor Member or is determined under Section 732 of the Code;~~

~~(ii)~~	~~A Transfer at death;~~

Board Approved – Subject to Member Approval

~~(iii)~~	~~A Transfer between members of a family as defined under Section 267(c)(4) of the Code, (i.e., to the Member’s brother or sister (by whole or half blood), spouse, ancestor or lineal descendant);~~
~~(iv)~~	~~A Transfer involving a distribution from a retirement plan qualified under Section 401(a) of the Code.~~

~~The foregoing definition of “Private Transfer” is intended to include only certain such Transfers as would be disregarded in determining whether Units are readily tradable on a secondary market or the substantial equivalent thereof pursuant to Treasury Regulations Section 1.7704-1(e) (i), (ii), (iii), and (v), and shall be construed and administered in accordance therewith.  The Company may modify this definition of Private Transfer from time to time in its discretion to ensure that the terms of this definition comply and continue to comply with such requirements.~~

“Proceeding” means any action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative or investigative in nature, except a proceeding initiated by a Person pursuant to Section ~~12.2.~~

~~“Purchase Price Payment” means each actual cash payment, up to an aggregate of $41 million, received by MRC from County District No. 2 of Los Angeles County as consideration for its purchase of landfill project located at the Eagle Mountain Site in California.”Publicly Traded Partnership” shall have the meaning ascribed to such term in Section 7704(b) of the Code.~~10.2.

“Realized Value” means the aggregate of all consideration received by the Company with regard to that asset after the date thereof, whether in cash or any property, net of (i) all expenses directly related to that asset, whether operational or transactional (including brokerage and legal costs), but not including any overhead charges, and (ii) taxes on that amount at the rate assumed in the Valuation Analysis provided to the Class C Unit Members and the Class D Unit Members.  If the consideration in a Transaction is paid in whole or in part in the form of securities or other assets, the value of such securities or other assets shall be fair market value thereof (based, in the case of securities with an existing public trading market, on the last sales price for such securities on the last trading day prior to the event involved), although the Board may distribute the assets in kind.

“Regulations” means, unless the context clearly indicates otherwise, the regulations currently in force from time to time as final or temporary that have been issued by the U.S. Department of Treasury pursuant to its authority under the Code, as it may be amended from time to time.

“Tax Matters Partner” shall be Richard E. Stoddard or his successor as designated pursuant to Section ~~10.4.~~

~~“TIP” has the meaning set forth in Section 2.1.”Transaction Event” shall mean:  (i) a sale of or other transaction involving multiple assets or subsidiaries when there is an unallocated purchase price or other consideration; (ii) a sale of or other transaction involving a subsidiary or a controlling interest therein to a third-party; or (iii) a merger, consolidation, tender offer, acquisition or other transaction or series of transactions (other than a capital raising  transaction conducted by the Company) which as a result a party alone or in concert with others owns or controls more  than  fifty percent (50%) of the issued and outstanding Class A Units of the Company.”~~9.4.

“Transfer” means any sale, transfer, assignment, hypothecation, encumbrance or other disposition, whether voluntary or involuntary, by gift, bequest or otherwise of any economic, voting or other interest in a Unit (including right to or in the capital, profits or distributions of the Company).  In the case of a hypothecation, the Transfer shall be deemed to occur both at the time of the initial pledge and at any pledgee’s sale or a sale by any secured creditor.

“Unit” has the meaning set forth in Section 2.1.

Board Approved – Subject to Member Approval

~~“Voting Majority” means one or more Percentage Interests of Members that, taken together, exceed fifty percent (50%) of the aggregate voting power of all Percentage Interests present in person or represented by proxy and entitled to vote on a matter.~~

~~“West Valley MRF” means that materials recycling and transfer facility owned by West Valley MRF, LLC located in San Bernardino County, California in which the Company owns 50 percent (50%) through its wholly-owned subsidiary Kaiser Recycling LLC.~~

Board Approved – Subject to Member Approval
SCHEDULE ~~I~~II

1.      Profits and Losses When Capital Accounts Exhausted.  In compliance with applicable Regulations, if there are Net Losses at any time when no Member’s Capital Account is positive, then (i) if there is any Member Nonrecourse Debt outstanding, any Member Nonrecourse Deductions shall be specially allocated to the Member(s) who bears the economic risk of loss with respect to that Member Nonrecourse Debt in accordance with Regulations Section 1.704-2(i) and Regulations Section 1.704-1(b), and (ii) all other deductions or losses shall be allocated to the Members in accordance with their Percentage Interests. Following any such allocations, except as otherwise provided in Regulation Section 1 .704-2(i)(4) or 1.704-2(f), respectively, each Member who has a share of any decrease in Member Minimum Gain (determined in accordance with Regulations Section 1.704-2(i)(5)) or in Company Minimum Gain (determined in accordance with Regulations Section 1.704-2(g)(2)) shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to that portion of such Member’s share of such net decrease. Allocations pursuant to the previous sentence shall be made in proportion to the amounts required to be allocated to each Member pursuant thereto.  The items to be so allocated shall be determined in accordance with (a) Regulations Section 1.704-2(i)(4) and 1.704-(j)(2) or (b) Regulations 1 .704-2(f)(6) and 1 .704-(j)(2) as applicable.  This provision is intended to comply with the minimum gain chargeback requirements contained in the Regulations and shall be interpreted consistently therewith.

2.      No Adjusted Capital Account Deficit.  Regardless of the other provisions of this Agreement, no Member will be allocated any Net Losses to the extent it would create or increase a deficit in that Member’s Adjusted Capital Account at the end of any Fiscal Year.  Any Net Losses not allocated because of the preceding sentence shall be allocated as if the Member(s) affected were not Member(s).  If, notwithstanding the prior sentence, any Member’s Adjusted Capital Account would be negative following a tentative allocation of Net Losses and Net Profits under the other provisions of this Agreement, items of Company income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate that deficit.

3.      Curative Allocations.  The allocations set forth in this Schedule ~~I~~II (the “Regulatory Allocations”) are intended to comply with the Regulations.  To the extent possible, the Members wish that the actual allocations made reflect what would have happened without the effect of these Regulatory Allocations.  Therefore, except as prohibited by the Regulations, the ~~Board~~Liquidation Manager shall make such offsetting special allocations of Company income, gain, loss, or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, a Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of this Agreement.  In exercising its discretion under this section, the ~~Board~~Liquidation Manager shall take into account any future Regulatory Allocations that, although not yet made, are likely to offset previous Regulatory Allocations.

4.      Definitions.

           “Adjusted Capital Account” means, with respect to any Member, an amount equal to such Member’s Capital Account plus (a) any amounts that such Member is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); plus (b) any Member Nonrecourse Deductions or any Nonrecourse Deductions; and minus (c) the items described in Regulations Sections 1.704-1 (b)(2)(ii)(d)(4), 1.704-1 (b)(2)(ii)(d)(5), and 1.704-1 (b)(2)(ii)(d)(6). This definition of Adjusted Capital Account is intended to comply with Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

           “Company Minimum Gain” has the meaning ascribed to the term “Partnership Minimum Gain” in Regulations Section 1.704-2(d).

Board Approved – Subject to Member Approval

           “Member Nonrecourse Debt” has the meaning ascribed to the term “Partner Nonrecourse Debt” in Regulations Section 1.704-2(b)(4).

           “Member Minimum Gain” means an amount determined in accordance with Regulations Section 1.704-2(i)(3) with respect to each Member Nonrecourse Debt equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability (as defined in Regulations Section 1.704-2(b)(3)).

           “Member Nonrecourse Deductions” means items of Company loss, deduction, or Code Section 705(a)(2)(B) expenditures that are attributable to Company Nonrecourse Debt or to other liability owed to a Member for which no other Member bears the economic risk of loss.

“Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b)(1), and shall also include items of Company loss or deduction referable to such Member’s share (determined in accordance with the Member’s Percentage Interest) of outstanding recourse liabilities owed by the Company to non-Members for which no Member bears any economic risk of loss.

Board Approved – Subject to Member Approval

~~Schedule II~~
~~Officers~~

~~Chairman and Vice Chairman of the Board.  The Chairman of the Board, if such office is filled, shall be a Manager and shall preside at all Members’ and Board meetings.  The Board may also appoint a Vice Chairman of the Board who shall perform the duties of the Chairman of the Board in the absence of the Chairman of the Board.~~

~~Chief Executive Officer.  The Chief Executive Officer, if any, or the President, as designated by the Board, shall be the chief executive officer of the Company and shall have the general powers of supervision and management of the business and affairs of the Company usually vested in the chief executive officer of a corporation and shall see that all orders and resolutions of the Board are carried into effect.  In addition, the Chief Executive Officer shall carry out such duties and responsibilities as may be assigned to him from time to time by the Board.  If no designation of chief executive officer is made, the President shall be the chief executive officer.  The Chief Executive Officer may delegate to the other officers such of his or her authority and duties at such time and in such manner as he or she deems advisable.~~

~~President.  The President shall be the chief operating officer of the Company and shall, subject to the supervision and control of the Board and the Chief Executive Officer, if such position is filled, have general supervision, direction and control of the operating affairs of the Company.  The President shall have such other powers and duties as shall be prescribed by the Board, the Chief Executive Officer, if any, or this Agreement.  The President may delegate to the officers of the Company other than the Chairman of the Board or the Chief Executive Officer, if any, such of his or her authority and duties at such time and in such manner as he or she deems appropriate.~~

~~Vice Presidents.  In the absence or disability of the President, the Vice Presidents in order of their rank (executive, senior) as fixed by the Board or, if not ranked, the Vice Presidents designated by the Board, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all restrictions upon, the President.  The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, the Chief Executive Officer, if any, the President, or this Agreement.~~

~~Secretary.  The Secretary shall keep, or cause to be kept, a book of minutes at the principal business office or such other place as the Board may order, of all meetings of the Board and Members, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at Managers’ meetings, the number of shares present or represented at Members’ meetings and the proceedings thereof.~~

           ~~The Secretary shall keep, or cause to be kept, at the office of the Company or at the principal business office of the Company’s transfer agent, if a transfer agent shall be appointed, a Unit ledger, or a duplicate Unit ledger, showing the names of the Members and their addresses; the number and classes of Units held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.  The Secretary shall cause to be kept at the principal business office of the Company a copy of its Certificate, a copy of this Agreement and all amendments thereto, and a statement setting out the name of the custodian of such Unit ledger or duplicate Unit ledger and the present and complete post office address, including street and number, if any, where such Unit ledger or duplicate Unit ledger is kept.~~

           ~~The Secretary shall give, or cause to be given, notice of all the meetings of the Members and of the Board required by this Agreement to be given, and he shall keep the seal of the Company in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board or this Agreement.~~

Board Approved – Subject to Member Approval

~~Chief Financial Officer.  The Chief Financial Officer shall also be the treasurer of the Company, and he or she shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, and capital.  The books of account shall at all times be open to inspection by any Manager.~~

           ~~The Chief Financial Officer shall deposit, or cause to be deposited, all moneys and other valuables in the name and to the credit of the Company with such depositories as may be designated by the Board.  He shall disburse the funds of the Company as may be ordered by the Board, shall render to the President and Managers, whenever they request it, an account of all of his transactions as Treasurer and of the financial condition of the Company, and shall have such other powers and perform such other duties as may be prescribed by the Board or this Agreement.~~

ANNEX D

Liquidation Manager Agreement

This LIQUIDATION MANAGER AGREEMENT (“Agreement”) is made and entered into this 15th day of January, 2013, but this Agreement shall not be effective until the day following the Dissolution Effective Date as defined below (the “Effective Date”), by and between Richard E. Stoddard (“Liquidation Manager”) and Kaiser Ventures, LLC (the “Company”).  Liquidation Manager and the Company are sometimes collectively referred to herein as the “Parties” or individually as a “Party.”

Recitals

A.           On January 15, 2013, the Board of Managers of the Company approved a Plan of Dissolution and Liquidation for the Company (the “Plan of Dissolution”) and a Second Amended and Restated Operating Agreement for the Company (the “New Operating Agreement”).

B.           The Plan of Dissolution and the New Operating Agreement will be submitted to the Company’s members in 2013 for approval and if the Company’s Class A members approve the Plan and New Operating Agreement, the date of such approval shall be the effective date of the dissolution of the Company (the “Dissolution Effective Date”).

C.           Pursuant to the Plan of Dissolution and the New Operating Agreement, the Company’s Board of Managers will consist of one member.

D.           The Company wishes to appoint the Liquidation Manager to serve as the sole member of the Board of Managers and to perform the duties and to have the responsibilities set forth in the Plan of Dissolution and the New Operating Agreement and the Liquidation Manager is willing to accept such appointment.

NOW, THEREFORE, for and in consideration of the mutual covenants and obligations contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.            Definitions.  Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the New Operating Agreement as it may be further amended, modified or supplemented from time to time.

2.            Acceptance.  As of the Effective Date Liquidation Manager (i) accepts his appointment  and agrees to serve as the sole manager of the Company; and (ii) agrees to observe and perform all duties and obligations imposed upon the Liquidation Manager under this Agreement, the Plan of Dissolution, and the New Operating Agreement (collectively, the “Governing Documents”).  Liquidation Manager will be performing the services described in the Governing Documents as an independent contractor and not as an employee of the Company.  Liquidation Manager may use the title “Liquidation Manager” or the title “Managing Liquidation Director” in his dealings with third parties on behalf of the Company.

3.            Compliance with Plan of Dissolution and New Operating Agreement.  The Liquidation Manager agrees to carry out, observe and perform all duties and obligations imposed by the Governing Documents and applicable law, including with respect to the payment of Distributions, approved Claims and other payments in accordance with the terms of the Governing Documents.  Other than the duties and obligations of the Liquidation Manager set forth in the Governing Documents and imposed by applicable law, the Liquidation Manager shall have no other duties or obligations of any kind to the Company, its members or its creditors.

4.            Powers and Rights of the Liquidation Manager.  As of the Effective Date, the Liquidation Manager shall have all of the powers and rights conferred upon the Liquidation Manager by the Governing Documents.  These powers and rights include, but are not limited to, for and on behalf of the Company:  (i) to identify, settle, compromise, litigate, establish reserves or otherwise resolve any disputed Claims; (ii) to sell, abandon, liquidate and otherwise convert to cash, any non-cash Assets (including the receipt of installment, deferred, loan or royalty payments) expeditiously and in such manner as he believes to be in the best interests of the Company; (iii) to employ or engage such personnel, consultants and professionals as may be reasonably necessary or appropriate to assist in the implementation of the dissolution, liquidation and winding up of the Company; and (iv) to exercise all other powers and rights provided in the Governing Documents and as provided by applicable law.

5.            Distributions, Claims and other Payments Payable Out of Assets and Limitation on the Liquidation Manager’s Personal Liability.  Distributions, Claims and Payments are solely payable out of the Assets of the Company.  The Liquidation Manager shall have no personal liability for Distributions, Claims and other payments that are to be made under the Governing Documents.

6.            Compensation of Liquidation Manager.  Commencing the month following the Effective Date, the Liquidation Manager shall be compensated for his consulting services to the Company and its Affiliates as follows:

a.           Pre-Sale Consulting Fee.  Subject to the provisions of paragraph 6.c. below, until the transfer of substantially all of the Company’s ownership interest in Kaiser Eagle Mountain, LLC, Lake Tamarisk Development, LLC and Mine Reclamation, LLC or the assets of such entities (collectively, the “Eagle Mountain Assets”) to one or more third parties in one or a series of transactions; the Liquidation Manager shall be paid a consulting fee of $23,000 per month in arrears for all of his services to the Company and its Affiliates.

b.           Post-Sale Consulting Fee.  Subject to the provisions of paragraph 6.c. below, upon the closing of the transfer of the Eagle Mountain Assets to a third-party in one or a series of transactions, the Liquidation Manager shall be compensated for all of his services performed in connection with this Agreement at the rate of $17,500 per month in arrears.

c.           Contingent Fee Payment.  Notwithstanding the provisions of Paragraphs 6.a and b. above, the Liquidation Manager’s monthly fixed consulting compensation shall terminate on June 30, 2014, but this date may be extended up to December 31, 2014, if there has  not been a previous transaction for the Eagle Mountain assets and a transaction for the sale or other third-party transfer of the Eagle Mountain assets is reasonably likely to occur on or before December 31, 2014, or if there are material uncertainties with regard to the final liquidation of the Company such as the final resolution of all claims.  Upon the cessation of the payment of the monthly consulting fee  and if this Agreement has not been otherwise terminated, the Liquidation Manager may continue to provide services to the Company and its Affiliates as provided in this Agreement and the Liquidation Manager shall thereafter be compensated on a contingent basis pursuant to a separate agreement or amendment to this Agreement which shall be finalized and executed by Liquidation Manager and the Company on or before the earlier of  the Dissolution Effective Date or such date as may be required in connection with the filings made by the Company with the Securities and Exchange Commission in pursuing the dissolution of the Company.

d.           The Liquidation Manger shall be reimbursed for all his reasonable out-of-pocket expenses that he incurs in connection with performing the duties, responsibilities and obligations of the Liquidation Manager under the Governing Documents upon submission of appropriate invoices and supporting documentation.

7.            Removal of Liquidation Manager.  The Member Representative may remove the Liquidation Manager as provided in the Governing Documents.  In addition, members of the Company owning collectively at least five percent (5%) of the Company may petition the Delaware Chancery Court for the removal of the Liquidation Manager for “cause.”  For purposes of this Section 7 and the Governing Documents, “cause” shall be determined by the Member Representative or the Delaware Chancery Court and shall mean.

a.           A willful material breach by the Liquidation Manager of any provision of the Governing Documents or applicable law;

b.           Gross negligence or dishonesty in the performance of the Liquidation Manager’s duties;

c.           Engaging in conduct or activities or holding any position that materially conflicts with the interests of the Company, its members or creditors, or materially interferes with the Liquidation Manager’s duties and responsibilities to the Company or its Affiliates; or

d.           An act of fraud, embezzlement or theft in connection with the Liquidation Manager’s services for the Company or its Affiliates or the conviction of the Liquidation Manager of any felony.

Unless the Member Representative or, if applicable, the Chancery Court, orders the immediate removal of the Liquidation Manager for cause, the Liquidation Manager shall continue to serve until a successor Liquidation Manager is appointed as provided in the New Operating Agreement and such appointment becomes effective.

8.            Resignation of the Liquidation Manager.  The Liquidation Manager may resign upon providing thirty (30) days prior written notice to the Company and the Member Representative.

9.            Indemnification.  The Company shall continue to indemnify the Liquidation Manger as provided in the New Operating Agreement, to the maximum extent permitted by applicable law, and to the extent provided in that certain Indemnification Agreement between the Liquidation Manager and the Company dated effective July 10, 2001.  These indemnification obligations will survive any termination of this Agreement.

10.          Termination of this Agreement.  This Agreement shall be effective and commence upon the Effective Date (i.e., the day following the Dissolution Effective Date) and this Agreement shall terminate upon the resignation, death, permanent disability or removal of the Liquidation Manager and upon the later of:

a.           The filing by the Company of a Certificate of Cancellation with the State of Delaware; or

b.           Thirty (30) days following a separate entity or entities assuming all the Claims of the Company and all the Assets of the Company have been sold or otherwise transferred and there is no material part of the purchase or transfer price yet to be collected or obtained.

Notwithstanding the termination of this Agreement, the indemnification obligation of the Company under Section 9 of this Agreement  shall continue in accordance with its terms.

11.          Miscellaneous

a.           Assignment.  This Agreement and the rights and obligations of the Liquidation Manager may not be sold, transferred, assigned, pledged or hypothecated by the Liquidation Manager.

b.           Non-Waiver.  Failure to insist upon strict compliance with any provision of this Agreement or the waiver of any specific event of non-compliance shall not be deemed to be or operate as a waiver of such provision or any other provision hereof or any other event of non-compliance.

c.           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and any successor and assigns.

d.           No Third Party Beneficiaries.  Nothing in this Agreement is intended to confer on any Person any rights or remedies hereunder as third party beneficiaries or otherwise except for the Affiliates of the Company.

e.           Headings.  The headings throughout this Agreement are for convenience only and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

f.           Context.  Whenever required by the context, the singular shall include the plural, the plural the singular, and one gender such other gender as is appropriate.

g.           Notices.  All notices, request, demands, consents and other communications hereunder shall be transmitted in writing and shall be deemed to have been duly given when hand delivered or sent by certified United States mail, postage prepaid, with return by certified requested, addressed to the parties as follows:  if to the Company, at its principal place of business; and if to the Liquidation Manager, at ___________________________, Denver, Colorado 80220.

h.           Costs.  In any action taken to enforce the provisions of this Agreement, the prevailing Party shall be reimbursed all costs incurred in such legal action including reasonable attorney’s fees in such action.

i.           Severability.  If any provision or clause of this Agreement, as applied to any party or circumstances shall be adjudged by a court to be invalid or unenforceable, said adjudication shall in no manner effect any other provision of this Agreement, the application of such provision to any other circumstances or the validity or enforceability of this Agreement.

j.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regarding to principles of conflicts of laws thereof.

k.           Relationship to the Company.  The Liquidation Manager shall be the sole manager of the Company.  The Liquidation Manager shall not for any purpose be considered an employee of the Company.  The Liquidation Manager acknowledges that he will be receiving a 1099 from the Company for the compensation he may be paid under the terms of this Agreement and that the Liquidation Manager shall be fully responsible for all taxes, self-employment payments and other similar items.

IN WITNESS WHEREOF, the Parties hereto have executed this Liquidation Manager Agreement to be effective as of the Effective Date as defined above notwithstanding the actual date of signature.

“Liquidation Manager”	“Company”
Richard E. Stoddard	Kaiser Ventures, LLC

/s/ Richard E. Stoddard	By:	/s/ Terry L. Cook
Richard E. Stoddard		Terry L. Cook
Executive Vice President-Administration & General Counsel

ANNEX E

ANNUAL REPORT ON FORM 10-K FOR THE YEAR
ENDED DECEMBER 31, 2012

E-1

PRELIMINARY PROXY MATERIAL  --SUBJECT TO COMPLETION

Proxy — Kaiser Ventures LLC

Special Meeting of Class A Unit Members of Kaiser Ventures LLC
__________, 2013, __:__ [a.m.][p.m.] (Pacific Time)

[Location]

This proxy is solicited on behalf of the Board of Managers of Kaiser Ventures LLC for the Special Meeting of Class A Unit Members to be held on __________, 2013.

The undersigned Class A unit member of Kaiser Ventures LLC, a Delaware limited liability company (the “Company”), appoints Richard E. Stoddard and Terry L. Cook, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all Class A units of the Company which the undersigned may be entitled to vote at the Special Meeting of Class A unit members to be held on __________, 2013, at __:__ [a.m.][p.m.], ________ time, at ______________________________, and at any adjournment or postponement thereof as indicated on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Class A unit member.  If no direction is given this proxy will be voted “FOR” each of Proposals 1 through 4.

THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1 THROUGH 4.

This proxy revokes all proxies with respect to the Special Meeting of Class A Unit Members and may be revoked prior to exercise.  Receipt of the Notice of Special Meeting and the proxy statement relating to the meeting is hereby acknowledged.

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Managers’ recommendations. The persons named herein as proxies cannot vote your Class A units unless you sign and return this card.

(Continued and to be marked, dated and signed on the reverse side of this Proxy Card.)

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Proxies submitted by the Internet or telephone must be received by
__:__ [a.m.][p.m.] ________ time on __________, 2013.

Vote by Internet
  -  Go to [website]
  -  Follow the steps outlined on the secure website

Vote by telephone
  -  Call [phone number]
  -  Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Proposals — The Board of Managers recommends a vote “FOR” Proposals 1 through 4.

1.	To authorize and approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution and Liquidation of the Company attached as Annex A to the accompanying proxy statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.
To approve a proposal to amend and restate the Company’s Operating Agreement, as amended to date, as set forth in the form of Second Amended and Restated Limited Liability Company Operating Agreement attached as Annex B to the accompanying proxy statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To consider and vote on a proposal to amend the Company’s Certificate of Formation to change the name of the Company from “Kaiser Ventures LLC” to “CIL&D, LLC.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.
To approve the adjournment of the meeting to another date, time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of the foregoing proposals.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

6.	In their discretion, the named proxies are authorized to vote upon such other matters as may properly come before the meeting.

Non-Voting Items

Change of Address — Please print new address below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on your unit certificates.  When joint tenants hold units, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
of Class A Unit Members to be Held on __________, 2013:  The Proxy Statement and our
Annual Report on Form 10-K for the year ended December 31, 2012 are available at www.kaiserventures.com.